Schwab Select Annuity(R)
              A flexible premium deferred variable annuity contract
                                    Issued by
                First Great-West Life & Annuity Insurance Company

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Overview
This Prospectus describes the Schwab Select Annuity--a flexible premium deferred variable annuity contract (the "Contract") which allows you to accumulate assets on a tax-deferred basis for retirement or other long-term purposes. This Contract is issued by First Great-West Life & Annuity Insurance Company ("we, us or First GWL&A"). Further information regarding First GWL&A can be found in the "First Great-West Life & Annuity" section on page __.


This Prospectus presents important information you should review before purchasing the Schwab Select Annuity. Please read it carefully and keep it for future reference. You can find more detailed information pertaining to the Contract in the Statement of Additional Information dated May 1, 2006 (as may be amended from time to time), and filed with the Securities and Exchange Commission ("SEC"). The Statement of Additional Information is incorporated by reference into this Prospectus and is legally a part of this Prospectus. A listing of the contents of the Statement of Additional Information may be found on page __ of this Prospectus. You may obtain a copy without charge by contacting the Annuity Administration Department at the above address or phone number. Or, you can obtain it by visiting the SEC's Internet web site (http:// www.sec.gov). This web site also contains material incorporated by reference and other information about us and other registrants that file electronically.



How to Invest
The minimum initial Contribution is:
o $5,000,
o $1,000 if subsequent Contributions are made via Automatic Contribution Plan.

The minimum subsequent Contribution is:
o $500 per Contribution, or
o $100 per Contribution if made via Automatic Contribution Plan. Allocating Your Money When you contribute money to the Schwab Select Annuity, you can allocate it among the Sub-Accounts of the Variable Annuity-1 Series Account which invest in the following Portfolios:

o AIM V.I. International Growth Fund - Series I Shares*
o AIM V.I. Technology Fund - Series I Shares
o Alger American Growth Portfolio - Class O Shares
o Alger American MidCap Growth Portfolio - Class O Shares
o AllianceBernstein VPS Growth & Income Portfolio - Class A Shares*
o AllianceBernstein VPS Growth Portfolio - Class A Shares*
o AllianceBernstein VPS International Value Portfolio - Class A Shares*
o AllianceBernstein VPS Small/Mid Cap Value Portfolio - Class A Shares*
o AllianceBernstein VPS Utility Income Portfolio - Class A Shares
o AllianceBernstein VPS International Growth Portfolio (formerly Alliance Bernstein VPS Worldwide Privatization Portfolio) - Class A Shares
o American Century VP Balanced Fund - Original Class Shares
o American Century VP Value Fund - Original Class Shares
o Baron Capital Asset Fund - Insurance Shares
o Delaware VIP Growth Opportunities Series - Standard Class*
o Delaware VIP Small Cap Value Series - Standard Class
o Dreyfus GVIT Mid Cap Index Fund - Class II
o Dreyfus Investment Portfolios MidCap Stock Portfolio - Initial Shares
o Dreyfus Variable Investment Fund Appreciation Portfolio - Initial Shares
o DWS Blue Chip VIP - Class A Shares*
o DWS Capital Growth VIP (formerly Scudder Variable Series I Capital Growth Portfolio) - Class A Shares


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. No person is authorized by First GWL&A to give information or to make any representation, other than those contained in this Prospectus, in connection with the Contracts contained in this Prospectus. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. Please read this Prospectus and keep it for future reference.


                   The date of this Prospectus is May 1, 2006

o DWS Dreman High Return Equity VIP (formerly Scudder Variable Series II SVS Dreman High Return Equity Portfolio) - Class A Shares
o DWS Dreman Small Cap Value VIP  - Class A Shares*
o DWS Growth and Income VIP (formerly Scudder Variable Series I Growth and Income Portfolio) - Class A Shares o DWS Health Care VIP - Class A Shares*
o DWS Large Cap Value VIP (formerly Scudder Variable Series II Large Cap Value Portfolio) - Class A Shares
o DWS Small Cap Index Fund VIP  (formerly  Scudder  VIT Small Cap Index  Fund)
  - Class A Shares
o Federated Fund for U.S. Government Securities II
o Franklin Small Cap Value Securities Fund - Class II*
o Janus Aspen Series Balanced Portfolio - Institutional Shares
o Janus Aspen Series Flexible Bond Portfolio - Institutional Shares
o Janus Aspen Series Growth and Income Portfolio - Institutional Shares
o Janus Aspen Series International Growth Portfolio -Institutional Shares
o Neuberger Berman AMT Regency Portfolio - Class S Shares*
o Oppenheimer Global Securities Fund/VA
o PIMCO VIT High Yield Portfolio - Administrative Class Shares
o PIMCO VIT Low Duration Portfolio - Administrative Class Shares
o PIMCO VIT Total Return Portfolio - Administrative Class Shares
o Pioneer Fund VCT Portfolio - Class I Shares
o Pioneer Growth Opportunities VCT Portfolio - Class I Shares
o Pioneer Mid Cap Value VCT Portfolio - Class II Shares*
o Pioneer Small Cap Value VCT Portfolio - Class I Shares
o Prudential Series Fund Equity Portfolio - Class II
o Schwab MarketTrack Growth Portfolio IITM
o Schwab Money Market PortfolioTM
o Schwab S&P 500 Index Portfolio
o Third Avenue Value Portfolio - Variable Series Trust Shares*
o Universal Institutional Funds U.S. Real Estate Portfolio - Class I Shares
o Van Kampen LIT Comstock - Class I Shares
o Van Kampen LIT Growth & Income - Class I Shares
o Wells Fargo Advantage Opportunity Fund - Class VT Shares*

* New Portfolio available as of May 1, 2006.

Effective May 1, 2006, these Portfolios were closed to new Contributions and incoming Transfers (including Automatic Custom Transfers):

o AIM V.I High Yield Fund - Series I Shares
o Dreyfus Variable Investment Fund Developing Leaders Portfolio - Initial
  Shares
o Federated American Leaders Fund II - Primary Shares
o Federated Capital Income Fund II
o Janus Aspen Series Worldwide Growth Portfolio - Institutional Shares
o Wells Fargo Advantage Multi Cap Value Fund - Class VT Shares

Effective April 29, 2005, these Portfolios were closed to new Contributions and incoming Transfers (including Automatic Custom Transfers):

o AIM V.I. Core Equity Fund - Series I Shares
o American Century VP International Fund - Original Class Shares
o Dreyfus Variable Investment Fund Growth and Income Portfolio - Initial Shares
o Janus Aspen Series Large Cap Growth Portfolio - Institutional Shares


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. No person is authorized by First GWL&A to give information or to make any representation, other than those contained in this Prospectus, in connection with the Contracts contained in this Prospectus. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. Please read this Prospectus and keep it for future reference.

                   The date of this Prospectus is May 1, 2006

Until March 1, 2003, you were permitted to allocate some or all of the money you contribute to the Guarantee Period Fund. The Guarantee Period Fund allows you to select one or more Guarantee Periods that offer specific interest rates for a specific period. Effective March 1, 2003, you may no longer make Contributions or Transfers (including Automatic Custom Transfers) to the Guarantee Period Fund.

If you currently have amounts allocated to the Guarantee Period Fund, it may be subject to a Market Value Adjustment which may increase or decrease the amount Transferred or withdrawn from the value of a Guarantee Period if the Guarantee Period is broken prior to the Guarantee Period Maturity Date. A negative adjustment may result in an effective interest rate lower than the Contractual Guarantee of a Minimum Rate of Interest and the value of the Contribution(s) allocated to a Guarantee Period being less than the Contribution(s) made.

Sales and Surrender Charges
There are no sales, redemption, surrender or withdrawal charges under the Schwab Select Annuity.

Free Look Period
After you receive your Contract, you can look it over free of obligation for at least 10 days (up to 35 days for replacement policies), during which you may cancel your Contract.

Payout Options
The Schwab Select Annuity offers a variety of annuity payout and periodic withdrawal options. Depending on the option you select, income can be guaranteed for your lifetime, your spouse's and/or Beneficiaries' lifetime or for a specified period of time. The Contracts are not deposits of, or guaranteed or endorsed by any bank, nor are the Contracts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. The Contracts involve certain investment risks, including possible loss of principal. See "Breaking Guarantee Period" and "Market Value Adjustment" on pages __ and __, respectively.


For account information, please contact:
    Annuity Administration Department
    P.O. Box 173921
    Denver, Colorado 80217-3921
    800-838-0649


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. No person is authorized by First GWL&A to give information or to make any representation, other than those contained in this Prospectus, in connection with the Contracts contained in this Prospectus. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. Please read this Prospectus and keep it for future reference.

                   The date of this Prospectus is May 1, 2006

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Table of Contents

Definitions.....................................
Variable Annuity Fee Tables.....................
Example.........................................
Condensed Financial Information.................
Summary.........................................
  How to contact Schwab Insurance Services......

First Great-West Life & Annuity
Insurance Company...............................
The Series Account..............................
The Portfolios..................................
  Meeting Investment Objectives.................
  Where to Find More Information
  About the Portfolios..........................
  Addition, Deletion or Substitution............
The Guarantee Period Fund.......................
  Investments of the Guarantee Period Fund......
  Subsequent Guarantee Periods..................
  Breaking a Guarantee Period...................
  Interest Rates................................
  Market Value Adjustment.......................
Application and Initial Contributions...........
Free Look Period................................
Subsequent Contributions........................
Annuity Account Value...........................
Transfers.......................................
  Market Timing and Excessive Trading..........
  Automatic Custom Transfers....................
Withdrawals.....................................
  Withdrawals to Pay Investment Manager or
  Financial Advisor Fees........................
  Tax Consequences of Withdrawals...............
Telephone and Internet Transactions.............
Death Benefit...................................
  Beneficiary...................................
  Distribution of Death Benefit.................
  Contingent Annuitant..........................
Charges and Deductions..........................
  Mortality and Expense Risk Charge.............
  Contract Maintenance Charge...................
  Transfer Fees.................................
  Expenses of the Portfolios....................
  Premium Tax...................................
  Other Taxes...................................
Payout Options..................................
  Periodic Withdrawals..........................
  Annuity Payouts...............................
Seek Tax Advice.................................
Federal Tax Matters.............................
  Taxation of Annuities.........................
  Individual Retirement Annuities...............
Assignments or Pledges..........................
Distribution of the Contracts...................
Voting Rights...................................
Rights Reserved by First GWL&A..................
Legal Proceedings...............................
Legal Matters...................................
Independent Registered Public Accounting Firm...
Available Information...........................
Table of Contents of Statement of
Additional Information..........................
Appendix A--Condensed Financial Data.............
Appendix B--Market Value Adjustments.............
Appendix C--Net Investment Factor................

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Definitions

1035 Exchange--A provision of the Internal Revenue Code of 1986, as amended (the "Code"), that allows for the tax-free exchange of certain types of insurance contracts.

Accumulation Period--The time period between the Effective Date and the Annuity Commencement Date. During this period, you're contributing to the annuity.

Accumulation Unit--The unit of measure that we use to calculate the value of your interest in a Sub-Account.

Annuitant--The person named in the application upon whose life the payout of an annuity is based and who will receive annuity payouts. If a Contingent Annuitant is named, the Annuitant will be considered the primary Annuitant ("Primary Annuitant").

Annuity Account--An account established by us in your name that reflects all account activity under your Contract.

Annuity Account Value--The sum of all the investment options credited to your Annuity Account--less partial withdrawals, amounts applied to an annuity payout option, periodic withdrawals, charges deducted under the Contract, and Premium Tax, if any.

Annuity Commencement Date--The date annuity payouts begin.

Annuity Individual Retirement Account (or Annuity IRA)--An annuity contract used in a retirement savings program that is intended to satisfy the requirements of
Section 408 of the Code.

Annuity Payout Period--The period beginning on the Annuity Commencement Date and continuing until all annuity payouts have been made under the Contract. During this period, the Annuitant receives payouts from the annuity.

Annuity Unit--An accounting measure we use to determine the amount of any variable annuity payout after the first annuity payout is made.

Automatic Contribution Plan--A feature which allows you to make automatic periodic Contributions. Contributions will be withdrawn from an account you specify and automatically credited to your Annuity Account.

Beneficiary--The person(s) designated to receive any Death Benefit under the terms of the Contract.

Contingent Annuitant--The person you may name in the application who becomes the Annuitant when the Primary Annuitant dies. The Contingent Annuitant must be designated before the death of the Primary Annuitant.

Contractual Guarantee of a Minimum Rate of Interest--This is the minimum rate of interest allowed by law and is applicable to the fixed options only. It is subject to change in accordance with changes in applicable law. The minimum interest rate is equal to an annual effective rate in effect at the time the Contribution is made. This rate will be reflected in written confirmation of the Contribution.

Contribution(s)--The amount of money you invest or deposit into your annuity.

Death Benefit--The amount payable to the Beneficiary when the Owner or the Annuitant dies.

Distribution Period--The period starting with your Payout Commencement Date.

The Schwab Select Annuity Structure for a Contract issues prior to
January 1, 2006

                      Your Annuity Account
                   I-----------I-----------I
           Variable Account            Fixed Account
       Contains the money you          Contains the money you contribute to
   contribute to variable investment   fixed investment options
   options (the Sub-Accounts).         (the Guarantee Period Fund).
                   I                       I
           Sub-Accounts                Guarantee Period Fund
   Shares of the Portfolios are held   You can choose a guarantee period of one
   in Sub-Accounts.  There is one      to ten years
   Sub-Account for each portfolio
                   I
           Portfolios


Your total Annuity Account may be made up of a variable and a fixed account.
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The Schwab Select Annuity Structure for a Contract issued on or after
January 3, 2006

Your total Annuity Account may be made up of the variable account.
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Effective Date--The date on which the first Contribution is credited to your
Annuity Account.

Fixed Account Value--The value of the fixed investment option credited to you under the Annuity Account.

Guarantee Period--The number of years available in the Guarantee Period Fund during which we will credit a stated rate of interest. We may discontinue offering a period at any time for new Contributions. Amounts allocated to one or more Guarantee Periods may be subject to a Market Value Adjustment. Contract Owners with amounts invested in the Guarantee Period Fund will remain in the Fund until they choose to Transfer out, or the Guarantee Period Fund reaches maturity. At that time, the Fixed Account Value in the Guarantee Period Fund will be transferred into the Schwab Money Market Sub-Account.

Guarantee Period Fund--A fixed investment option which pays a stated rate of interest for a specified time period. As of March 1, 2003, Contract Owners may no longer allocate Contributions, or make Transfers, to the Guarantee Period Fund.

Guarantee Period Maturity Date--The last day of any Guarantee Period.

Market Value Adjustment (or MVA)--An amount added to or subtracted from certain transactions involving the Guarantee Period Fund to reflect the impact of changing interest rates. Non-Qualified Annuity Contract--An annuity contract funded with money outside a tax qualified retirement plan.

Owner (Joint Owner) or You--The person(s) named in the application who is entitled to exercise all rights and privileges under the Contract, while the Annuitant is living. Joint Owners must be husband and wife as of the date the Contract is issued. The Annuitant will be the Owner unless otherwise indicated in the application. If a Contract is purchased in connection with an IRA, the Owner and the Annuitant must be the same individual and a Joint Owner is not allowed.

Payout Commencement Date--The date on which annuity payouts or periodic withdrawals begin under a payout option. The Payout Commencement Date must be at least one year after the Effective Date of the Contract. If you do not indicate a Payout Commencement Date on your application, annuity payouts will begin for a Contract issued prior to January 1, 2006 on the first day of the month of the Annuitant's 90th birthday and for a Contract issued on or after January 3, 2006 on the Annuitant's 90th birthday.

Portfolio--A registered management investment company, or portfolio thereof, in which the assets of the Annuity Account may be invested.

Premium Tax--A tax charged by a state or other governmental authority that might be assessed at the time you make a Contribution, make withdrawals, or when annuity payments begin. Currently, the Premium Tax rate in New York for annuities is 0%.

Proportional Withdrawals - A partial withdrawal made by you which reduces your Annuity Account Value measured as a percentage of each prior withdrawal against the current Annuity Account Value. A Proportional Withdrawal is determined by calculating the percentage the withdrawal represents of your Annuity Account Value at the time the withdrawal is made. For example, a partial withdrawal of 75% of the Annuity Account Value represents a Proportional Withdrawal of 75% of the total Contributions for purposes of calculating the Death Benefit for Contracts issued on or after April 30, 2004.

Request--Any written, telephoned, fax and/or computerized or Internet instruction in a form satisfactory to First GWL&A and Charles Schwab & Co., Inc. ("Schwab") received at the Annuity Administration Department at First GWL&A (or other annuity service center subsequently named) from you, your designee (as specified in a form acceptable to First GWL&A and Schwab) or the Beneficiary (as applicable) as required by any provision of the Contract.

Series Account--Variable Annuity-1 Series Account, the segregated asset account of First GWL&A established under New York law and registered as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").

Sub-Account--A division of the Series Account containing the shares of a Portfolio. There is a Sub-Account for each Portfolio.

Surrender Value--The value of your Annuity Account with any applicable Market Value Adjustment on the effective date of the surrender, less Premium Tax, if any.

Transaction Date--The date on which any Contribution, Transfer or other Request from you will be processed. Contributions and Requests received after 4:00 p.m. Eastern Time will be priced on the next business day. Requests will be processed and the Variable Account Value will be determined on each day that the New York Stock Exchange ("NYSE") is open for trading.

Transfer--Moving money from and among the Sub-Account(s), and from the Guarantee Period Fund.

Variable Account Value--The value of the Sub-Accounts credited to you under the Annuity Account.

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VARIABLE ANNUITY FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or Transfer cash value between investment options. State Premium Taxes may also be deducted.

                                           Contract Owner Transaction Expenses

Sales Load Imposed on Purchases:                   None
(as a percentage of purchase payments)

Surrender Charge:                                  None
(as a percentage of purchase payments)

Maximum Transfer Charge:                           $10*


*Applicable to each Transfer after the first 12 Transfers in each calendar year.


The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.

Annual Contract Maintenance Charge                 $25*

* The contract maintenance charge is currently waived for Contracts with an Annuity Account Value of at least $50,000 on the applicable Contract anniversary date. If your Annuity Account Value falls below $50,000, the contract maintenance charge will be reinstated until the next applicable Contract anniversary date that your Annuity Account Value is equal to or greater than $50,000.

                         Series Account Annual Expenses
               (as a percentage of average Annuity Account Value)

Mortality and Expense Risk Charge:                 0.85%

Account Fees and Expenses:                         None

Total Series Account Annual Expenses:              0.85%

The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio's fees and expenses is contained in the prospectus for each Portfolio.

Total Annual Portfolio Operating Expenses                 Minimum     Maximum

(Expenses that are deducted from Portfolio assets, including management fees, distribution and/or

service (12b-1) fees, and other expenses)                  0.30%   --  1.47%(1)


THE ABOVE EXPENSES FOR THE ELIGIBLE PORTFOLIOS WERE PROVIDED BY THE PORTFOLIOS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.


(1) The expenses shown do not reflect any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Portfolios have agreed to reduce their fees and/or reimburse the Portfolios' expenses in order to keep the Portfolios' expenses below specified limits. The expenses of certain Portfolios are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through May 1, 2006. Other Portfolios have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. The minimum and maximum Total Annual Operating Expenses for all Portfolios after all fee reductions and expense reimbursements are 0.28% and 1.47%, respectively. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Portfolio's prospectus.


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EXAMPLE

This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Series Account annual expenses, and Portfolio fees and expenses.

This example assumes that you invest $10,000 in the Contract for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Portfolios. In addition, this example assumes no Transfers were made and no Premium Taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Portfolios. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs if you retain your Contract, annuitize your Contract or if you surrender your Contract at the end of the applicable time period would be:


        1 year        3 years       5 years        10 years
        ------        -------       -------        --------
        $242          $781          $1403          $3385


The example does not show the effect of Premium Taxes. Premium Taxes, if any, are deducted from Annuity Account Value upon full surrender, death or annuitization. The example also does not include any of the taxes or penalties you may be required to pay if you surrender your Contract.


The Variable Annuity Fee Tables and example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance. See "Charges and Deductions" on page __ of this Prospectus. Owners who purchase the Contract may be eligible to apply the contract value to the total amount of their household assets maintained at Schwab. If the total amount of their household assets at Schwab meets certain predetermined breakpoints, they may be eligible for certain fee reductions or other related benefits offered by Schwab. All terms and conditions regarding the fees and account types eligible for such consideration are determined by Schwab. Charges and expenses of the Contract described in this Prospectus are NOT subject to reduction or waiver by Schwab. Please consult a Charles Schwab representative for more information.

Condensed Financial Information

Attached as Appendix A is a table showing selected information concerning Accumulation Units for each Sub-Account for each calendar year since inception. The Accumulation Unit values do not reflect the deduction of certain charges that are subtracted from your Annuity Account Value, such as the contract maintenance charge. The information in the table is derived from various financial statements of the Series Account, which have been audited by Deloitte & Touche, LLP, an independent registered public accounting firm. To obtain a more complete picture of each Sub-Account's finances and performance, you should also review the Series Account's financial statements, which are contained in the Statement of Additional Information.

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Summary
The Schwab Select Annuity allows you to accumulate assets on a tax-deferred basis by investing in a variety of variable investment options and, until March 1, 2003, a fixed investment option (the Guarantee Period Fund). The performance of your Annuity Account will vary with the investment performance of the Portfolios corresponding to the Sub-Accounts you select. You bear the entire investment risk for all amounts invested in them. Depending on the performance of the Sub-Accounts you select, your Variable Account Value could be less than the total amount of your Contributions.

Further, if you have previously directed Contribution(s) or Transfers to the Guarantee Period Fund, they may be subject to a Market Value Adjustment which may increase or decrease the amount Transferred or withdrawn from the value of a Guarantee Period if the Guarantee Period is broken prior to the Guarantee Period Maturity Date. A negative adjustment may result in an effective interest rate lower than the Contractual Guarantee of a Minimum Rate of Interest, and the value of the Contribution(s) allocated to a Guarantee Period being less than the Contribution(s) made.

Only prior to January 1, 2006, could the Schwab Select Annuity be purchased on a non-qualified basis or purchased and used in connection with an IRA. You can also purchase it through a 1035 Exchange from another insurance contract.
Tax deferral under IRAs arises under the Code. Tax deferral under non-qualified Contracts arises under the Contract.

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How to contact Schwab Insurance Services:

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Schwab Insurance Services

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P.O. Box 7666

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San Francisco, CA 94120-9639

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Attention: Insurance & Annuities Department

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800-838-0649

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Your initial Contribution must be at least $5,000 or $1,000 if you are setting up an Automatic Contribution Plan. Subsequent Contributions must be either $500, or $100 if made through an Automatic Contribution Plan.

The money you contribute to the Contract will be invested at your direction, except during your "free look period." The duration of your free look period depends on your state law and is generally ten days after you receive your Contract. During this period, amounts specified for allocation to the various Sub-Accounts will be allocated to the Schwab Money Market Sub-Account. Free look allocations are described in more detail on page __ of this Prospectus.

Prior to the Payout Commencement Date, you can withdraw all or a part of your Annuity Account Value. There are no surrender or withdrawal charges. Certain withdrawals may be subject to federal income tax as well as a federal penalty tax.

When you're ready to start taking money out of your Contract, you can select from the variable annuity payouts or the periodic withdrawal, and for a Contract issued prior to January 1, 2006 with Fixed Account Value, you can select fixed annuity payouts.

If the Annuitant dies before the Annuity Commencement Date, we will pay the Death Benefit to the Beneficiary you select. If the Owner dies before the entire value of the Contract is distributed, the remaining value will be distributed according to the rules outlined in the "Death Benefit" section on page__.

For accounts under $50,000, we deduct a $25 annual contract maintenance charge from the Annuity Account Value on each Contract anniversary date. There is no annual contract maintenance charge for accounts of $50,000 or more as of the applicable Contract anniversary date. We also deduct a mortality and expense risk charge from your Sub-Accounts at the end of each daily valuation period equal to an effective annual rate of 0.85% of the value of the net assets in your Sub-Accounts. Each Portfolio assesses a charge for management fees and other expenses.

You may cancel your Contract during the free look period by sending it to the Annuity Administration Department at First GWL&A. If you are replacing an existing insurance contract with the Contract, the free look period may be extended based on your state of residence. Free look allocations are described in more detail on page __ of this Prospectus.

This summary highlights some of the more significant aspects of the Schwab Select Annuity. You'll find more detailed information about these topics throughout the Prospectus and in your Contract. Please keep them both for future reference.

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First Great-West Life & Annuity
Insurance Company

First GWL&A (formerly known as Canada Life Insurance Company of New York ("CLNY")) is a stock life insurance company incorporated under the laws of the State of New York on June 7, 1971. First GWL&A operates in two business segments: (1) employee benefits (life, health, and 401(k) products for group clients); and (2) financial services (savings products for both public and non-profit employers and individuals, and life insurance products for individuals and businesses). We are licensed to do business in New York. First GWL&A's Home Office is located at 50 Main Street, 9th Floor, White Plains, New York 10606.

First GWL&A is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company ("GWL&A"), a life insurance company domiciled in Colorado. GWL&A is a wholly-owned subsidiary of GWL&A Financial Inc. ("GWL&A Financial"), a Delaware holding company. GWL&A Financial is an indirect wholly-owned subsidiary of Great-West Lifeco, Inc. ("Lifeco"), a Canadian holding company. Lifeco is a subsidiary of Power Financial Corporation ("Power Financial"), a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada ("Power Corporation"), a Canadian holding and management company. Mr. Paul Desmarais, through a group of private holding companies that he controls, has voting control of Power Corporation.

Effective December 31, 2005, First Great-West Life & Annuity Insurance Company, a stock life insurance company incorporated under the laws of the State of New York on April 9, 1996, was merged with and into CLNY. Upon the merger, CLNY became the surviving entity under New York corporate law and was renamed to First Great-West Life & Annuity Insurance Company. As the surviving corporation in the merger, CLNY assumed legal ownership of all of the assets of the First Great-West Life & Annuity Insurance Company, including the Series Account, and it became directly liable for the First Great-West Life & Annuity Insurance Company's liabilities and obligations, including those with respect to the Contract supported by the Series Account.

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The Series Account
The Series Account is registered with the SEC under the 1940 Act, as a unit investment trust. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment practices or policies of the Series Account.

The Variable Annuity-1 Series Account was established in accordance with New York laws on January 15, 1997. Upon the merger, the Series Account was transferred intact, and will continue to maintain its separate account status as a unit investment trust under the 1940 Act and as a separate account under applicable state insurance law.

We own the assets of the Series Account. The income, gains or losses, realized or unrealized, from assets allocated to the Series Account are credited to or charged against the Series Account without regard to our other income gains or losses.

We will at all times maintain assets in the Series Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Series Account. Those assets may not be charged with our liabilities from our other business. Our obligations under those Contracts are, however, our general corporate obligations.

The Series Account is divided into 60 Sub-Accounts, 50 of which are currently available under the Contract. Each Sub-Account invests exclusively in shares of a corresponding investment Portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new, or delete existing, Sub-Accounts. The income, gains or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to, or charged against, that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts. All amounts allocated to a Sub-Account will be fully invested in Portfolio shares.

We hold the assets of the Series Account. We keep those assets physically segregated and held separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the Portfolios.
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The Portfolios
The Contract offers a number of Portfolios, corresponding to the Sub-Accounts. Each Sub-Account invests in a single Portfolio. Each Portfolio is a separate mutual fund registered under the 1940 Act. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Portfolios (the "Portfolio Prospectuses"). The Portfolio Prospectuses should be read in connection with this Prospectus. You may obtain a copy of the Portfolio Prospectuses without charge by Request.

Each Portfolio:
o holds its assets separate from the assets of the other Portfolios,
o has its own distinct investment objective and policy, and
o operates as a separate investment fund.

The income, gains and losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.

The Portfolios are not available to the general public directly. The Portfolios are only available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the Portfolios have been established by investment advisers which manage publicly available mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after publicly available mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any corresponding Portfolios may differ. The investment objectives of the Portfolios are briefly described below:

AIM Variable Insurance Funds --advised by AIM Advisors, Inc., Houston, Texas.

AIM V.I. Core Equity Fund - Series I Shares seeks growth of capital. The Fund seeks to meet its objectives by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities including convertible securities, of established companies that have long-term above-average growth in earnings, and growth companies that the portfolio manager believes have the potential for above-average growth in earnings. In complying with this 80% investment requirement, the Fund's investments may include synthetic instruments. The Fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

Effective May 1, 2006, the Portfolio was closed to new Contributions and incoming Transfers (including Automatic Custom Transfers).

AIM V.I. High Yield Fund - Series I Shares seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in non-investment grade debt securities, i.e., "junk bonds." In complying with this 80% investment requirement, the Fund's investments may include investments in synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include futures and options. The Fund considers a bond to be a junk bond if it is rated Ba or lower by Moody's Investor Service, Inc. or BB or lower by Standard & Poor's Ratings. The Fund will principally invest in junk bonds rated B or above by Moody's Investors Service Inc. or Standard & Poor's Ratings or deemed by the portfolio managers to be of comparable quality. The Fund may also invest in preferred stock. The fund may invest up to 25% of its total assets in foreign securities. The Fund may also invest in credit derivatives. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

Effective April 29, 2005, the Portfolio was closed to new Contributions and incoming Transfers (including Automatic Contributions)

AIM V.I. International Growth Fund - Series I Shares seeks to provide long-term growth of capital. The Fund seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum. The Fund focuses its investments in marketable equity securities of foreign companies that are listed on a recognized foreign or U.S. securities exchange or traded in a foreign or U.S. over-the-counter market. The Fund will normally invest in companies located in at least four countries outside of the U.S., emphasizing investment in companies in the developed countries of Western Europe and the Pacific Basin. The Fund may invest up to 20% of its total assets in securities of issuers located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The Fund may invest up to 20% of its total assets in securities exchangeable for or convertible into equity securities of foreign companies. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.


AIM V.I. - Technology Fund - Series I Shares seeks capital growth and normally invests at least 80% of its net assets in equity securities and equity-related instruments of companies engaged in technology-related industries. These include, but are not limited to, various applied technologies, hardware, software, semiconductors, telecommunications equipment and services, and service-related companies in information technology. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector. At any given time, 20% of the Fund's assets is not required to be invested in the sector. As a sector fund, the portfolio is concentrated in a comparatively narrow segment of the economy. This means the Fund's investment concentration in a sector is higher than most mutual funds and the broad securities markets. Consequently, the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments and consequently the value of an investment in the Fund tend to go up and down more rapidly.


The Alger American Fund--advised by Fred Alger Management, Inc. of New York, New York.


Alger American Growth Portfolio - Class O Shares seeks long-term capital appreciation. It focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Portfolio invests primarily in equity securities of large companies. The Portfolio considers a large company to have a market capitalization of $1 billion or greater.


Alger American MidCap Growth Portfolio - Class O Shares seeks long-term capital appreciation. It focuses on midsized companies with promising growth potential. Under normal circumstances, the Portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the Russell MidCap Growth Index.


AllianceBernstein Variable Products Series Fund, Inc.--advised by
AllianceBernstein, L.P., New York, New York.




AllianceBernstein VPS Growth & Income Portfolio - Class A Shares seeks long-term growth of capital. The Portfolio may also invest in fixed-income and convertible securities and in securities of foreign issuers.

AllianceBernstein VPS Growth Portfolio - Class A Shares seeks to provide long-term growth of capital. Current income is incidental to the Portfolio's objective. The Portfolio invests primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Portfolio emphasizes investments in large- and mid-cap companies. The Portfolio may also invest up to 25% of its total assets in lower-rated fixed-income securities and convertible bonds, and generally up to 20% of its total assets in foreign securities.

AllianceBernstein VPS International Value Portfolio- Class A Shares seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of stocks of non-U.S. companies. The Portfolio's investment strategy emphasizes investment in companies that are determined to be undervalued, using a fundamental value approach. The Portfolio invests typically in stocks of 50 to 75 established companies selected from more than 40 developed and emerging market countries. Countries are usually weighted in proportion to the size of their stock markets, although the Portfolio may over- or under-weight a country depending on the relative attractiveness of investments in that country.

AllianceBernstein VPS Small/Mid Cap Value Portfolio-Class A Shares seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities generally representing 60 to 90 companies. Under normal market conditions, the Portfolio will invest at least 80% of the value of its net assets in the equity securities of small to mid-capitalization companies. The Portfolio's investment strategy emphasizes investment in companies that are determined by the Portfolio's adviser to be undervalued, using a fundamental value approach.


AllianceBernstein VPS Utility Income Portfolio - Class A Shares seeks current income and long-term growth of capital by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Portfolio invests primarily in income-producing securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of companies in the utilities industry. The Portfolio invests in securities of utility companies in the electric, telecommunications, gas, and water utility industries. The Portfolio may invest in both U.S. and foreign utility companies, although the Portfolio will limit its investments in issuers in any one foreign country to no more than 15% of its total assets. The Portfolio may invest up to 35% of its net assets in lower-rated securities and up to 30% of its net assets in convertible securities.

AllianceBernstein VPS International Growth Portfolio (formerly AllianceBernstein VPS Worldwide Privatization Portfolio) Portfolio - Class A Shares seeks long-term growth of capital. As a fundamental policy, the Portfolio invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below). However, under normal circumstances, the Portfolio will invest at least 80%, and normally substantially all, of its net assets in securities of enterprises that are undergoing or have undergone privatizations and in securities of companies believed by Alliance to be beneficiaries of privatizations. For purposes of this policy, net assets includes any borrowings for investment purposes. The Portfolio is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies. These companies include those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia, Eastern and Central Europe and, to a lesser degree, Canada and the United States.


American Century Variable Portfolios, Inc.--advised by American Century(R) Investment Management, Inc. of Kansas City, Missouri, advisers to the American Century family of mutual funds.

American Century VP Balanced Fund - Original Class Shares seeks long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.

American Century VP International Fund - Original Class Shares seeks long-term capital growth by investing primarily in equity securities of foreign companies. The Fund invests primarily in securities of issuers in developed countries.



Effective May 1, 2006, the Portfolio was closed to new Contributions and incoming Transfers (including Automatic Custom Transfers).


American Century VP Value Fund - Original Class Shares seeks long-term capital growth. Income is a secondary objective. The Fund managers look for companies whose stock price is less than they believe the company is worth. The managers attempt to purchase stock of these undervalued companies and hold them until their stock price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company.


Baron Capital Funds Trust--advised by BAMCO, Inc. of New York, New York.


Baron Capital Asset Fund - Insurance Shares seeks capital appreciation through investments in small and medium sized companies with undervalued assets or favorable growth prospects. The Fund invests primarily in small sized companies with market capitalizations of under $2.5 billion and medium sized companies with market values of $2.5 billion to $5 billion.

Delaware VIP Trust--advised by Delaware Management Company, Philadelphia, Pennsylvania.


Delaware VIP Growth Opportunities Series - Standard Class seeks long-term capital appreciation by investing primarily in common stocks of medium-sized companies. The Series' investment advisors consider medium-sized companies to be those companies whose market capitalizations fall within the range represented in the Russell Midcap Growth Index at the time of the Series' investment. The Series may also invest in securities that are convertible into common stocks. In selecting stocks for the Series, the investment advisors typically look for companies that have established themselves within their industry, but still have growth potential.



Delaware VIP Small Cap Value Series - Standard Class seeks capital appreciation by investing, under normal circumstances, at least 80% of the Series' net assets in investments of small companies, those having a market capitalization generally less than $2 billion at the time of purchase. Our focus will be on value stocks, defined as stocks whose price is historically low relative to underlying value or future earnings and growth potential. Among other factors, the Series considers the financial strength of a company, its management, the prospects for its industry, and any anticipated changes within the company which might suggest a more favorable outlook going forward.

Dreyfus Investment Portfolios--advised by The Dreyfus Corporation of New York, New York.



Dreyfus Investment Portfolios MidCap Stock Portfolio - Initial Shares seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400(R) Index. To pursue this goal, the Portfolio normally invests at least 80% of its assets in stocks of mid-size companies. The Portfolio invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.


Dreyfus Variable Investment Fund--advised by The Dreyfus Corporation of New York, New York. The Dreyfus Variable Investment Fund Appreciation Portfolio is sub-advised by Fayez Sarofim & Co.



Dreyfus Variable Investment Fund Appreciation Portfolio - Initial Shares seeks to provide long-term capital growth consistent with the preservation of capital; current income is its secondary goal. To pursue these goals, the Portfolio invests at least 80% of its assets in common stocks. The Portfolio focuses on "blue-chip" companies with total market values of more than $5 billion at the time of purchase, including multinational companies. Fayez Sarofim & Co. is the sub-adviser to this Portfolio and, as such, provides day-to-day management.

Dreyfus Variable Investment Fund Developing Leaders Portfolio - Initial Shares seeks capital growth. To pursue this goal, the Portfolio normally invests at least 80%of its assets in the stocks of companies Dreyfus believes to be developing leaders: those characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. Based on current market conditions, the Portfolio primarily invests in small companies with total market capitalizations of less than $2 billion at the time of purchase.

Effective April 29, 2005, the Portfolio was closed to new Contributions and incoming Transfers (including Automatic Custom Transfers).

Dreyfus Variable Investment Fund Growth and Income Portfolio - Initial Shares seeks to provide long-term capital growth, current income and growth of income consistent with reasonable investment risk. To pursue this goal, the Portfolio invests primarily in stocks of domestic and foreign issuers.

Effective May 1, 2006, the Portfolio was closed to new Contributions and incoming Transfers (including Automatic Custom Transfers).

DWS Scudder Investments--advised by Deutsche Investment Management (Americas), Inc. of New York, New York.

DWS Blue Chip VIP - Class A Shares seeks growth of capital and of income. Under normal circumstances, the Portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index and that the Portfolio managers consider to be "blue chip" companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industry and strong management.

DWS Capital Growth VIP (formerly Scudder Variable Series I Capital Growth) - Class A Shares seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests at least 65% of its total assets in common stock of U.S. companies. Although the Portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies comprising the S&P 500 Index. In choosing stocks, the Portfolio manager looks for individual companies that have competitive positions, prospects for consistent growth, exceptional management, and strong balance sheets.

DWS Dreman High Return Equity VIP (formerly Scudder Variable Series II SVS Dreman High Return Equity) - Class A Shares seeks to achieve a high rate of total return. Under normal circumstances, the Portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. The Portfolio focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index and that the Portfolio managers believe are undervalued. The Portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the Portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector). Sub-advised by Dreman Value Management LLC.

DWS Dreman Small Cap Value VIP - Class A Shares seeks long-term capital appreciation. The Portfolio normally invests at least 80% of assets in common stocks of small U.S. companies, which the Portfolio defines as companies that are similar in market value to those in the Russell 2000 index. It invests primarily in common stocks of companies that the advisor judges to have low price to earnings ratios, reasonable returns on equity, and sound finances. The Portfolio may invest up to 20% of assets in foreign securities. Sub-advised by Dreman Value Management LLC.

DWS Growth and Income VIP (formerly Scudder Variable Series I Growth and Income Portfolio) - Class A Shares seeks long-term growth of capital, current income and growth of income. The Portfolio invests at least 65% of its total assets in equities, mainly common stocks. Although the Portfolio can invest in companies of any size and from any country, it invests primarily in large U.S. companies.

DWS Health Care VIP - Class A Shares seeks long-term growth of capital by investing, under normal circumstances, at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the health care sector. For purposes of the Portfolio's 80% investment policy, to be considered part of the health care sector, companies must commit at least half of their assets to, or derive at least half of their revenues or net income from, that sector. The industries in the health care sector include pharmaceuticals, biotechnology, medical products and supplies, and health care services. The companies may be of any size. The Portfolio will invest primarily in securities of US companies, but may invest in foreign companies as well.

DWS Large Cap Value VIP (formerly Scudder Variable Series II Large Cap Value Portfolio) - Class A Shares seeks to achieve a high rate of total return. Under normal circumstances, the Portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 Value Index and that the Portfolio managers believe are undervalued. These are typically companies that have been sound historically but are temporarily out of favor. The Portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the Portfolio can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

DWS Small Cap Index VIP (formerly Scudder VIT Small Cap Index) - Class A Shares seeks to replicate, as closely as possible, before expenses, the performance of the Russell 2000 Small Stock Index. The Russell 2000 Index emphasizes stocks of small U.S. companies and is a widely accepted benchmark of small-company stock performance. Under normal circumstances, the Portfolio intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the Russell 2000 Index. Sub-advised by Northern Trust Investments, N.A.

Federated Insurance Series--advised by Federated Investment Management
Company.

Federated American Leaders Fund II - Primary Shares seeks to achieve long-term growth of capital as a primary objective and seeks to provide income as a secondary objective by investing primarily (under normal circumstances) in common stocks of "blue chip" companies. Effective April 29, 2005, the Portfolio was closed to new Contributions and incoming Transfers (including Automatic Custom Transfers).


Federated Fund for U.S. Government Securities II seeks to provide current income by investing primarily in U.S. government securities, including mortgage-backed securities issued by U.S. government agencies.

Federated Capital Income Fund II seeks to provide high current income and moderate capital appreciation by investing primarily in both equity and fixed income securities that have high relative income potential.

Effective April 29, 2005, the Portfolio was closed to new Contributions and incoming Transfers (including Automatic Custom Transfers). Franklin Templeton Variable Insurance Products Trust--advised by Franklin Advisory Services, LLC, Fort Lee, New Jersey.

Franklin Small Cap Value Securities Fund seeks long-term total return. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies and normally invests predominantly in equity securities. For this Fund small-capitalization companies are those with market capitalization values not exceeding $2.5 billion, at the time of purchase. The Fund invests mainly in equity securities of companies that the manager believes are undervalued.

Gartmore Variable Insurance Trust--advised by Gartmore Mutual Fund Capital Trust of Delaware, and sub-advised by The Dreyfus Corporation of New York, New York.


Dreyfus GVIT Mid Cap Index Fund - Class II seeks capital appreciation. Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of companies included in the S&P MidCap 400(R) Index and in derivative instruments linked to the index.

Janus Aspen Series--advised by Janus Capital Management LLC of Denver, Colorado.

Janus Aspen Series Balanced Portfolio - Institutional Shares seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income senior securities.



Janus Aspen Series Flexible Bond Portfolio - Institutional Shares seeks to obtain maximum total return consistent with preservation of capital. The Portfolio invests, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes, in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The Portfolio will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The Portfolio will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. This Portfolio generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.



Janus Aspen Series Large Cap Growth Portfolio - Institutional Shares seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000 Index at the time of purchase. For the Portfolio's 80% policy, net assets will take into account borrowings for investment purposes. Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities. The Portfolio will limit its investment in high-yield/high-risk bonds to less than 20% of its net assets.



Effective May 1, 2006, the Portfolio was closed to new Contributions and incoming Transfers (including Automatic Custom Transfers).


Janus Aspen Series Growth and Income Portfolio - Institutional Shares seeks long-term capital growth and current income. The Portfolio will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part or all of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. Because of this investment strategy, the Portfolio is not designed for investors who need consistent income.


Janus Aspen Series International Growth Portfolio - Institutional Shares seeks long-term growth of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of issuers from countries outside the U.S. The Portfolio normally invests in securities of issuers from several different countries, excluding the U.S. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the U.S., it may at times invest in U.S. issuers and it may, under unusual circumstances, invest all of its assets in a single country. The Portfolio may have significant exposure to emerging markets

Janus Aspen Series Worldwide Growth Portfolio - Institutional Shares seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio invests primarily in common stocks of any size located throughout the world. The Portfolio normally invests in issuers from several different countries, including the U.S. The Portfolio may, under unusual circumstances, invest in a single country.

Effective April 29, 2005, the Portfolio was closed to new Contributions and incoming Transfers (including Automatic Custom Transfers).

Neuberger Berman Advisers Management Trust--advised by Neuberger Berman Management, Inc. of New York, New York.

Neuberger Berman AMT Regency Portfolio - Class S Shares seeks growth of capital by investing mainly in common stocks of mid-capitalization companies. The Portfolio seeks to reduce risk by diversifying among different companies and industries.

Oppenheimer Variable Account Funds--advised by OppenheimerFunds, Inc. of New York, New York.


Oppenheimer Global Securities Fund/VA seeks long term capital appreciation by investing a substantial portion of assets in securities of foreign issues, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation possibilities.

PIMCO Variable Insurance Trust--advised by Pacific Investment Management Company LLC of Newport Beach, California.



PIMCO VIT High Yield Portfolio - Administrative Class Shares seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment object by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio of high-yield securities ("junk bonds") rated below investment grade but rated at least Caa by Moody's or CCC by S&P, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Portfolio's assets may be invested in investment grade Fixed Income Instruments. The average portfolio duration of this Portfolio normally varies within a two-to-six-year time frame based on PIMCO's forecast for interest rates. The Portfolio may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio normally will hedge at least 75% of its exposure to the foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PIMCO VIT Low Duration Portfolio - Administrative Class Shares seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a one- to three-year time frame based on PIMCO's forecast for interest rates. The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high-yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PIMCO VIT Total Return Portfolio - Administrative Class Shares seeks maximum total return, consistent with preservation of capital. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three-to six-year frame based on PIMCO's forecast for interest rates. The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Portfolio may invest all of its assts in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may not invest in equity securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Pioneer Investments, Inc. -- advised by Pioneer Investment Management, Inc. of Boston, Massachusetts.



Pioneer Fund VCT Portfolio - Class I Shares seeks reasonable income and long-term total return by investing primarily in the common stocks of U.S. companies. The Portfolio diversifies across all sectors of the S&P 500(R) Index using an actively managed, bottom-up approach that seeks under-valued, high quality stocks of well established companies in well established businesses.


Pioneer Growth Opportunities VCT Portfolio - Class I Shares seeks growth of capital. To achieve its objective, under normal circumstances the Portfolio invests most of its assets in common stocks of companies the advisor considers to be reasonably priced or undervalued, with above average growth potential.


Pioneer Mid Cap Value VCT Portfolio - Class II Shares seeks long-term total return by investing primarily in a diversified portfolio of equity securities of mid-sized companies that offer the growth potential of small companies, yet the relative stability of larger ones. It is managed with a value orientation through fundamental research to find quality stocks that Pioneer believes are under-valued, but possess a catalyst for appreciation.


Pioneer Small Cap Value VCT Portfolio- Class I Shares seeks long-term growth of capital through investing mainly in small-capitalization value U.S. companies. To achieve its objective, under normal circumstances the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of small companies. Small companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index as measured at the end of the preceding month.

Prudential Series Fund, Inc.--managed by the Prudential Investments LLC of Newark, New Jersey and sub-advised by Jennison Associates, LLC of New York, NY and Salomon Brothers Asset Management of New York, NY.


Prudential Series Fund Equity Portfolio - Class II Shares seeks long-term growth of capital by investing in the common stocks of major, established companies (companies with over $5 billion in market capitalizations) as well as smaller companies.


Schwab Annuity Portfolios--advised by Charles Schwab Investment Management, Inc. of San Francisco, California.


Schwab MarketTrack Growth Portfolio IITM seeks to provide high capital growth with less volatility than an all stock portfolio by investing in a mix of stocks, bonds, and cash equivalents either directly or through investment in other mutual funds.


Schwab Money Market PortfolioTM seeks the highest current income consistent with liquidity and stability of capital. This Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There can be no assurance that it will be able to maintain a stable net asset value of $1.00 per share.



Schwab S&P 500 Index Portfolio seeks to track the price and dividend performance (total return) of stocks of U.S. companies, as represented in the Standard & Poor's Composite Index of 500 stocks.

Third Avenue Variable Series Trust--advised by Third Avenue Management LLC of New York, New York.
Third Avenue Value Portfolio-Variable Series Trust Shares - seeks long-term capital appreciation mainly by acquiring common stocks of well-financed companies (meaning companies without significant liabilities in comparison to their overall resources) at a discount to what the adviser believes is their intrinsic value. The Portfolio also seeks to acquire senior securities, such as preferred stocks, and debt instruments (including high-yield securities) that the adviser believes are undervalued. Acquisitions of these senior securities and debt instruments will generally be limited to those providing: (1) protection against the issuer taking certain actions which could reduce the value of the security; and (2) above-average current yields, yields to events (e.g., acquisitions and recapitalizations), or yields to maturity. The Portfolio invests in companies regardless of market capitalization, although it frequently finds value in companies with a smaller capitalization. It also invests in both domestic and foreign securities. The mix of the Portfolio's investments at any time will depend on the industries and types of securities the adviser believes hold the most value within the Portfolio's investment strategy.


The Universal Institutional Funds, Inc.--advised by Morgan Stanley Investment Management Inc. ("MSIM") of New York, New York. MSIM does business in certain instances as "Van Kampen."


Universal Institutional Funds U.S. Real Estate Portfolio - Class I Shares seeks above average current income and long-term capital appreciation by investing primarily in equity securities of companies engaged in the U.S. real estate industry, including real estate investment trusts.

Van Kampen Life Investment Trust -- advised by Van Kampen Asset Management, a wholly-owned subsidiary of Van Kampen Investments, Inc.

Van Kampen LIT Comstock - Class I Shares seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks. In selecting securities for investment, the Portfolio focuses primarily on the security's potential for capital growth and income. The Portfolio emphasizes a value style of investing seeking well-established, undervalued companies. The Portfolio's investment adviser generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations.


Van Kampen LIT Growth & Income - Class I Shares seeks long-term growth of capital and income. The Portfolio, under normal market conditions, achieves the investment objective by investing primarily in income- producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities rated within the four highest grades assigned by Standard & Poor's ("S&P") or by Moody's Investors Service, Inc. ("Moody's"). In selecting securities for investment, the Portfolio focuses primarily on the security's potential for growth and income. The Portfolio's investment adviser may focus on larger capitalization companies that it believes possess characteristics for improved valuation. The Portfolio's investment adviser looks for catalysts for change that may positively impact a company, such as new management, industry development or regulatory change. The aim is to uncover these catalysts for change, and then benefit from potential stock price appreciation of the change taking place at the company. The Portfolio may invest up to 15% of its assets in equity real estate investment trusts ("REITs").


Wells Fargo Variable Trust --advised by Wells Fargo Funds Management, LLC of San Francisco, California, and sub-advised by Wells Capital Management Incorporated, of San Francisco, California.


Wells Fargo Advantage Multi Cap Value Fund - Class VT Shares seeks long-term capital appreciation by investing in equity securities that the Fund's manager believes are undervalued relative to the market based on discounted earnings, cash flow or asset value. The Fund may invest in equity securities of companies of any market capitalization, and at times the Fund may emphasize one or more particular sectors. The Fund's manager specifically looks for companies whose prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan, industry consolidation or positive timing in the business cycle. As a hedging strategy, the Fund may write put and call options, meaning that the Fund sells an option to another party giving that party the right to either sell a stock to (put) or buy a stock from (call) the Fund at a predetermined price in the future. Whether or not this hedging strategy is successful depends on a variety of factors, particularly our ability to predict movements of the price of the hedged stock.

Effective April 29, 2005, the Portfolio was closed to new Contributions and incoming Transfers (including Automatic Custom Transfers).

Wells Fargo Advantage Opportunity Fund - Class VT Shares seeks long-term capital appreciation. The Fund invests principally in equity securities of medium-capitalization companies that it believes are under-priced yet, have attractive growth prospects. The Fund may invest up to 25% of its assets in foreign securities.


Meeting Investment Objectives

Meeting investment objectives depends on various factors, including, but not limited to, how well the Portfolio managers anticipate changing economic and market conditions. There is no guarantee that any of these Portfolios will achieve their stated objectives.

Where to Find More Information About the Portfolios

Additional information about the investment objectives and policies of all the Portfolios and the investment advisory and administrative services and charges can be found in the current Portfolio Prospectuses, which can be obtained without charge from the Schwab Insurance Center. You may also visit www.schwab.com/annuities, or www.schwaballiance.com (for clients of investment managers). Prospectuses for Portfolios that are closed to new Contributions and incoming Transfers are available upon request to the Annuity Administration Department and may be found online at: www.fascorp.com/schwab/pages/schwab_fund_prospectuses_select.htm.

The Portfolio Prospectuses should be read carefully before any decision is made concerning the allocation of Contributions to, or Transfers among, the Sub-Accounts.

Addition, Deletion or Substitution

First GWL&A does not control the Portfolios and cannot guarantee that any of the Portfolios will always be available for allocation of Contributions or Transfers. We retain the right to make changes in the Series Account and in its investments.

First GWL&A and GWFS Equities, Inc. ("GWFS") reserve the right to discontinue the offering of any Portfolio. If a Portfolio is discontinued, we may substitute shares of another Portfolio or shares of another investment company for the discontinued Portfolio's shares. Any share substitution will comply with the requirements of the 1940 Act.

If you are contributing to a Sub-Account corresponding to a Portfolio that is being discontinued, you will be given notice prior to the Portfolio's elimination.

Based on marketing, tax, investment and other conditions, we may establish new Sub-Accounts and make them available to Owners at our discretion. Each additional Sub-Account will purchase shares in a Portfolio or in another mutual fund or investment vehicle.

If, in our sole discretion, marketing, tax, investment or other conditions warrant, we may also eliminate one or more Sub-Accounts. If a Sub-Account is eliminated, we will notify you and request that you reallocate the amounts invested in the eliminated Sub-Account.
--------------------------------------------------------------------------------
The Guarantee Period Fund

The Guarantee Period Fund is not part of the Series Account. Amounts allocated to the Guarantee Period Fund are deposited to, and accounted for, in a non-unitized market value separate account. As a result, you do not participate in the performance of the assets through unit values. As of March 1, 2003, Contract Owners may no longer allocate Contributions, or make Transfers, to the Guarantee Period Fund.

Consequently, these assets accrue solely to the benefit of First GWL&A and any gain or loss in the non-unitized market value separate account is borne entirely by First GWL&A. You will receive the Contract guarantees made by First GWL&A for amounts you contribute to the Guarantee Period Fund.

Each Guarantee Period has its own stated rate of interest and maturity date determined by the date the Guarantee Period was established and the term you choose.

The value of amounts in each Guarantee Period equals Contributions plus interest earned, less any Premium Tax, amounts distributed, withdrawn (in whole or in part), amounts Transferred or applied to an annuity option, periodic withdrawals and charges deducted under the Contract. If a Guarantee Period is broken, a Market Value Adjustment may be assessed (please see "Breaking a Guarantee Period" on page __). Any amount withdrawn or Transferred prior to the Guarantee Period Maturity Date will be paid in accordance with the Market Value Adjustment formula. You can read more about Market Value Adjustments on page __.

Investments of the Guarantee Period Fund

We use various techniques to invest in assets that have similar characteristics to our general account assets--especially cash flow patterns. We will primarily invest in investment-grade fixed income securities including:

o Securities issued by the U.S. Government or its agencies or instrumentalities, which may or may not be guaranteed by the U.S. Government,
o Debt securities which have an investment grade, at the time of purchase, within the four highest grades assigned by Moody's Investment Services, Inc. (Aaa, Aa, A or Baa), Standard & Poor's Corporation (AAA, AA, A or BBB) or any other nationally recognized rating service,
o Other debt instruments, including, but not limited to, issues of banks or bank holding companies and of corporations, which obligations--although not rated by Moody's, Standard & Poor's, or other nationally recognized rating firms-- are deemed by us to have an investment quality comparable to securities which may be purchased as stated above, and/or
o Commercial paper, cash or cash equivalents and other short-term investments having a maturity of less than one year which are considered by us to have investment quality comparable to securities which may be purchased as stated above.

In addition, we may invest in futures and options solely for non-speculative hedging purposes. We may sell a futures contract or purchase a put option on futures or securities to protect the value of securities held in or to be sold for the general account or the non-unitized market value separate account if the securities prices are anticipated to decline. Similarly, if securities prices are expected to rise, we may purchase a futures contract or a call option against anticipated positive cash flow or may purchase options on securities.

The above information generally describes the investment strategy for the Guarantee Period Fund. However, we are not obligated to invest the assets in the Guarantee Period Fund according to any particular strategy, except as may be required by New York and other state insurance laws. The stated rate of interest that we establish will not necessarily relate to the performance of the non-unitized market value separate account.

Subsequent Guarantee Periods

Contract Owners with amounts invested in the Guarantee Period Fund will remain in the Fund until they choose to Transfer out, or the Guarantee Period Fund reaches maturity. At that time, the Fixed Account Value in the Guarantee Period Fund will be transferred into the Schwab Money Market Sub-Account.

Breaking a Guarantee Period

In general, if you begin annuity payouts, Transfer or withdraw prior to the Guarantee Period Maturity Date, you are breaking a Guarantee Period. When we receive a Request to break a Guarantee Period and you have another Guarantee Period that is closer to its maturity date, we will break that Guarantee Period first. If you break a Guarantee Period, you may be assessed an interest rate adjustment called a Market Value Adjustment.

Interest Rates

The declared annual rates of interest are guaranteed throughout the Guarantee Period. The stated rate of interest must be at least equal to the Contractual Guarantee of a Minimum Rate of Interest, but First GWL&A may declare higher rates.

We guarantee an effective yearly interest rate that complies with the non-forfeiture law that is in effect on the issue date for the state of New York. As explained above, a negative Market Value Adjustment may result in an effective interest rate lower than the Guaranteed Interest Rate applicable to this Contract and the value of the Contribution(s) allocated to the Guarantee Period being less than the Contribution(s) made.

The determination of the stated interest rate is influenced by, but does not necessarily correspond to, interest rates available on fixed income investments which First GWL&A may acquire using funds deposited into the Guarantee Period Fund. In addition, First GWL&A considers regulatory and tax requirements, sales and administrative expenses, general economic trends and competitive factors in determining the stated interest rate.

Market Value Adjustment

Amounts you have allocated to the Guarantee Period Fund may be subject to an interest rate adjustment called a Market Value Adjustment if, six months or more before a Guarantee Period Fund's Maturity Date, you:
o surrender your investment in the Guarantee Period Fund,
o Transfer money from the Guarantee Period Fund,
o partially withdraw money from the Guarantee Period Fund,
o apply amounts from the Fund to purchase an annuity to receive payouts from your account, or
o take a periodic withdrawal.

The Market Value Adjustment will not apply to any Guarantee Period having fewer than six months prior to the Guarantee Period Maturity Date in each of the following situations:
o Transfer to a Sub-Account offered under this Contract,
o surrenders, partial withdrawals, annuitization or periodic withdrawals, or
o a single sum payout upon death of the Owner or Annuitant.

A Market Value Adjustment may increase or decrease the amount payable on the above-described distributions. The formula for calculating Market Value Adjustments is detailed in Appendix B. Appendix B also includes examples of how Market Value Adjustments work.

--------------------------------------------------------------------------------
Application and Initial Contributions

The first step to purchasing the Schwab Select Annuity is to complete your Contract application and submit it with your initial minimum Contribution of $5,000 or $1,000 if you are setting up an Automatic Contribution Plan. Initial Contributions can be made by check (payable to First GWL&A) or transferred from a Schwab brokerage account.

If your application is complete, your Contract will be issued and your Contribution will be credited within two business days after receipt at the Annuity Administration Department at First GWL&A. Acceptance is subject to sufficient information in a form acceptable to us. We reserve the right to reject any application or Contribution.

If your application is incomplete, the Annuity Administration Department will complete the application from information Schwab has on file or contact you by telephone to obtain the required information. If the information necessary to complete your application is not received within five business days at the Annuity Administration Department, we will return to you both your check and the application. If you provide consent we will retain the initial Contribution and credit it as soon as we have completed your application.
--------------------------------------------------------------------------------
Free Look Period

During the free look period (ten days or longer where required by state law), you may cancel your Contract. During the free look period, all Contributions will first be allocated to the Schwab Money Market Sub-Account until the end of the free look period. After the free look period is over, the Variable Account Value held in the Schwab Money Market Sub-Account will be allocated to the Sub-Accounts you selected on your application. As of March 1, 2003, you may no longer make new Contributions to the Guarantee Period Fund.


During the free look period, you may change the Sub-Accounts in which you'd like to invest as well as your allocation percentages. Any changes you make during the free look period will take effect after the free look period has expired.

Contracts returned during the free look period will be void from the date we issued the Contract and the greater of the following will be refunded:
o Contributions less withdrawals and distributions, or
o Annuity Account Value. If you exercise the free look privilege, you must return the Contract to the Annuity Administration Department at First GWL&A.
--------------------------------------------------------------------------------
Subsequent Contributions

Once your application is complete and we have received your initial Contribution, you can make subsequent Contributions at any time prior to the Payout Commencement Date, as long as the Annuitant is living. Additional Contributions must be at least $500, or $100 if made via an Automatic Contribution Plan. Total Contributions may exceed $1,000,000 with our prior approval. Additional Contributions will be priced and credited on the date received by the Annuity Administration Department at First GWL&A if received before 4:00 p.m. Eastern Time on any day the NYSE is open for business. Additional Contributions received after 4:00 p.m. Eastern Time will be priced and credited on the next business day the NYSE is open for business.

Subsequent Contributions can be made by check or via an Automatic Contribution Plan directly from your bank or savings account. You can designate the date you'd like your subsequent Contributions deducted from your account each month. If you make subsequent Contributions by check, your check should be payable to First GWL&A.

You'll receive a confirmation of each Contribution you make upon its acceptance.

First GWL&A reserves the right to modify the limitations set forth in this section.
--------------------------------------------------------------------------------
Annuity Account Value

Prior to the Annuity Commencement Date, your Annuity Account Value is the sum of your Variable and Fixed Account Values established under your Contract. Before your Annuity Commencement Date, the Variable Account Value is the total dollar amount of all Accumulation Units credited to you for each Sub-Account.

Initially, the value of each Accumulation Unit was set at $10.00. Each Sub-Account's value prior to the Annuity Commencement Date is equal to:
o net Contributions allocated to the corresponding Sub-Account,
o plus or minus any increase or decrease in the value of the assets of the Sub-Account due to investment results,
o minus the daily mortality and expense risk charge,
o minus any applicable reductions for the Contract Maintenance Charge deducted on the Contract anniversary date,
o minus any applicable Transfer fees, and
o minus any withdrawals or Transfers from the Sub-Account.

The value of a Sub-Account's assets is determined at the end of each day that the NYSE is open for regular business (a valuation date). A valuation period is the period between successive valuation dates. It begins at the close of the NYSE (generally 4:00 p.m. Eastern Time) on each valuation date and ends at the close of the NYSE on the next succeeding valuation date.

The Variable Account Value is expected to change from valuation period to valuation period, reflecting the investment experience of the selected Sub-Account(s), as well as the deductions for applicable charges.

Upon allocating Variable Account Values to a Sub-Account you will be credited with variable Accumulation Units in that Sub-Account. The number of Accumulation Units you will be credited is determined by dividing the portion of each Contribution allocated to the Sub-Account by the value of an Accumulation Unit. The value of the Accumulation Unit is determined and credited at the end of the valuation period during which the Contribution was received.

Each Sub-Account's Accumulation Unit value is established at the end of each valuation period. It is calculated by multiplying the value of that unit at the end of the prior valuation period by the Sub-Account's net investment factor for the valuation period. The formula used to calculate the net investment factor is discussed in Appendix C.

Unlike a brokerage account, amounts held under a Contract are not covered by the Securities Investor Protection Corporation ("SIPC").

--------------------------------------------------------------------------------
Transfers

Prior to the Annuity Commencement Date you may Transfer all or part of your Annuity Account Value among and between the Sub-Accounts, and from the Guarantee Periods, by Request to the Annuity Administration Department at First GWL&A. Incoming Transfers to closed Sub-Accounts are not permitted.

Your Request must specify:
o the amounts being Transferred,
o the Sub-Account(s) and/or Guarantee Period(s) from which the Transfer is to be made, and
o the Sub-Account(s) that will receive the Transfer.

Currently, there is no limit on the number of Transfers you can make among the Sub-Accounts and from the Guarantee Period Fund during any calendar year, but as of March 1, 2003, Contract Owners may no longer make Transfers to the Guarantee Period Fund. We reserve the right to limit the number of Transfers you make. See, "Market Timing and Excessive Trading" below regarding possible Portfolio restrictions on Transfers.

There is no charge for the first 12 Transfers each calendar year, but there will be a charge of $10 for each additional Transfer made. The charge will be deducted from the amount Transferred. All Transfers made on a single Transaction Date will count as only one Transfer toward the 12 free Transfers. However, if a one-time rebalancing Transfer also occurs on the Transaction Date (a rebalancing Transfer that is not quarterly, semi-annual or annual), it will be counted as a separate and additional Transfer. See "Rebalancer" on page __ for more details.

A Transfer generally will be priced and credited on the date the Request for Transfer is received by the Annuity Administration Department at First GWL&A if received before 4:00 p.m. Eastern Time on any day we and the NYSE are open for business. Transfer Requests received after 4:00 p.m. Eastern Time will be effective on the next business day we and the NYSE are open for business. Under current tax law, there will not be any tax liability to you if you make a Transfer.

We will use reasonable procedures to confirm that instructions communicated by telephone, fax and Internet are genuine, such as:
o requiring some form of personal identification prior to acting on instructions,
o providing written confirmation of the transaction, and/or
o tape recording the instructions given by telephone.

If we follow such procedures we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to suspend telephone, fax and/or Internet transaction privileges at any time, for some or all Contracts, and for any reason.

Transfers involving the Sub-Accounts will result in the purchase and/or cancellation of Accumulation Units having a total value equal to the dollar amount being Transferred. The purchase and/or cancellation of such units is made using the Variable Account Value as of the end of the valuation date on which the Transfer is effective.

Transfers among the Sub-Accounts may also be subject to certain terms and conditions imposed by the Portfolios that could result in a Transfer Request being rejected or the pricing for that Transfer delayed. Please review the respective Portfolio Prospectus for details on any Portfolio level restrictions.

When you make a Transfer from amounts in a Guarantee Period before the Guarantee Period Maturity Date, the amount Transferred may be subject to a Market Value Adjustment as discussed on page __. If you Request in advance to Transfer amounts from a maturing Guarantee Period upon maturity, your Transfer will not count toward the 12 free Transfers and no Transfer fees will be charged.

Market Timing and Excessive Trading

The Contracts are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of Owners in the underlying Portfolios. Market timing generally involves frequent or unusually large transfers that are intended to take advantage of short-term fluctuations in the value of a Portfolio's portfolio securities and the reflection of that change in the Portfolio's share price. In addition, frequent or unusually large transfers may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

We maintain procedures designed to discourage market timing and excessive trading by Owners. As part of those procedures, we will rely on the Portfolios to monitor for such activity. If such activity is identified by a Portfolio, we will request a determination from the Portfolio as to whether such activity constitutes improper trading. If the Portfolio determines that the activity constitutes improper trading, Charles Schwab & Co. or the Company will contact the Owner via telephone and/or in writing to request that the Owner stop market timing and/or excessive trading immediately. We will then provide a subsequent report of the Owner's trading activity to the Portfolio. If the Portfolio determines that the Owner has not ceased improper trading, we will contact the Owner by telephone and/or in writing to inform the Owner that all Transfer Requests must be submitted to Great-West via a paper form that is mailed through U.S. mail ("U.S. Mail Restriction"); the Owner will not be permitted to make Transfer Requests via overnight mail, fax, the web, voice response unit, or the call center. Once the U.S. Mail Restriction has been in place for one hundred eighty (180) days, the restricted Owner may request that we lift the U.S. Mail Restriction by signing, dating and returning a form to us whereby the individual acknowledges the potentially harmful effects of improper trading on Portfolios and other investors, represents that no further improper trading will occur, and acknowledges that we may implement further restrictions, if necessary, to stop improper trading by the individual.

Please note that our market timing procedures are such that we do not impose trading restrictions unless or until the applicable underlying Portfolio first detects and notifies us of potential market timing or excessive trading activity. Accordingly, we cannot prevent all market timing or excessive trading transfer activity before it occurs, as it may not be possible to identify it unless and until a trading pattern is established. To the extent the Portfolios do not detect and notify us of market timing and/or excessive trading or the trading restrictions we impose fail to curtail it, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that the management of the Portfolios may be disrupted and the Owners may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Portfolios.

We endeavor to ensure that our procedures are uniformly and consistently applied to all Owners, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with Owners whereby we permit market timing or excessive trading. Subject to applicable state law and the terms of each Contract, we reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges (including telephone Transfers) at any time, to require that all Transfer Requests be made by you and not by your designee, and to require that each Transfer Request be made by a separate communication to us. We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Portfolios should describe any such policies and procedures. The frequent trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other Portfolios and the policies and procedures we have adopted to discourage market timing and excessive trading. For example, a Portfolio may impose a redemption fee. Owners should also be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the respective Portfolios that would be affected by the transfers.

We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Owners engaging in market timing or excessive trading. In addition, our orders to purchase shares of the Portfolios are generally subject to acceptance by the Portfolio, and in some cases a Portfolio may reject or reverse our purchase order. Therefore, we reserve the right to reject any Owner's Transfer Request if our order to purchase shares of the Portfolio is not accepted by, or is reversed by, an applicable Portfolio.

You should note that other insurance companies and retirement plans may also invest in the Portfolios and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The nature of such orders may limit the Portfolios' ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the underlying Portfolios may not be able to detect potential market timing and/or excessive trading activities in the omnibus orders they receive. We cannot guarantee that the Portfolios will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the Portfolios. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investments in the Portfolios. In addition, if a Portfolio believes that an omnibus order we submit may reflect one or more Transfer Requests from an Owner engaged in frequent transfer activity, the Portfolio may reject the entire omnibus order and thereby interfere with our ability to satisfy your request even if you have not made frequent transfers. For transfers into more than one investment option, we may reject or reverse the entire Transfer Request if any part of it is not accepted by or is reversed by a Portfolio.

Automatic Custom Transfers
Dollar Cost Averaging

You may arrange for systematic Transfers from any open Sub-Account to any other open Sub-Account. (Transfers into closed Sub-Accounts are not permitted.) These systematic Transfers may be used to Transfer values from the Schwab Money Market Sub-Account to other Sub-Accounts as part of a dollar cost averaging strategy. Dollar cost averaging allows you to buy more units when the price is low and fewer units when the price is high. Over time, your average cost per unit may be less than if you invested all your money at one time. However, dollar cost averaging does not assure a greater profit, or any profit, and will not prevent or necessarily alleviate losses in a declining market. There is no charge for participating in dollar cost averaging.

You can set up automatic dollar cost averaging on a monthly, quarterly, semi-annual or annual basis. Your Transfer will be initiated on the Transaction Date one frequency period following the date of the Request. For example, if you Request quarterly Transfers on January 9th, your first Transfer will be made on April 9th and every three months on the 9th thereafter. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract.

--------------------------------------------------------------------------------
How dollar cost averaging works:
 -------- ----------    --------  --------
 -------  Contribution Units      Price
 Month                 Purchased  per
                                  unit
 -------- ---------- -------- --------
 -------- ---------- -------- --------
 Jan.     $250          10       $25.00
 -------- ---------- -------- --------
 -------- ---------- -------- --------
           250          12        20.83
 Feb.
 -------- ---------- -------- --------
 -------- ---------- -------- --------
           250          20        12.50
 Mar.
 -------- ---------- -------- --------
 -------- ---------- -------- --------
 Apr.      250          20        12.50
 -------- ---------- -------- --------
 -------- ---------- -------- --------
 May       250          15        16.67
 -------- ---------- -------- --------
 -------- ---------- -------- --------
 June      250          12        20.83
 -------- ---------- -------- --------
 Average market value per unit $18.06
 Investor's average cost per unit $16.85

In the chart above, if all units had been purchased at one time at the highest unit value of $25.00, only 60 units could have been purchased with $1,500. By contributing smaller amounts over time, dollar cost averaging allowed 89 units to be purchased with $1500 at an average unit price of $16.85. This investor purchased 29 more units at $1.21 less per unit than the average market value per unit of $18.06.
--------------------------------------------------------------------------------

If there are insufficient funds in the applicable Sub-Account on the date your Transfer is scheduled, your Transfer will not be made. However, your dollar cost averaging Transfers will resume once there are sufficient funds in the applicable Sub-Account. Dollar cost averaging will terminate automatically when you start taking payouts from the annuity. Dollar cost averaging Transfers are not included in the twelve free Transfers allowed in a calendar year.

Dollar cost averaging Transfers must meet the following conditions:
o The minimum amount that can be Transferred out of the selected Sub-Account is $100, and
o You must: (1) specify the dollar amount to be Transferred, (2) designate the Sub-Account(s) to which the Transfer will be made, and (3) designate the percent of the dollar amount to be allocated to each Sub-Account into which you are Transferring money. The Accumulation Unit values will be determined on the Transfer date.

You may not participate in dollar cost averaging and rebalancer at the same time.

First GWL&A reserves the right to modify, suspend or terminate dollar cost averaging at any time.

Rebalancer

Over time, variations in each Sub-Account's investment results will change your asset allocation plan percentages. Rebalancer allows you to automatically reallocate your Variable Account Value to maintain your desired asset allocation. Participation in rebalancer does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. There is no charge for participating in rebalancer.
--------------------------------------------------------------------------------
How rebalancer works:
--------------------------------------------------------------------------------
Suppose you purchased your annuity by allocating 60% of your initial contribution to stocks; 30% to bonds and 10% to cash equivalents as in this pie chart:

Stocks  60%
  Large Company  30%
  Small Company  15%
  International  15%
Bonds   30%
Cash    10%

Now assume that stock portfolios outperform bond portfolios and cash equivalents over a certain period of time. Over this period, the unequal performance may alter the asset allocation of the above hypothetical plan to look like this:

Stocks  75%
  Large Company  35%
  Small Company  20%
  International  20%
Bonds   20%
Cash     5%

Rebalancer automatically reallocates your Variable Account Value to maintain your desired asset allocation. In this example, the portfolio would be reallocated back to 60% in stocks; 30% in bonds; 10% in cash equivalents.
--------------------------------------------------------------------------------
You can set up rebalancer as a one-time Transfer or on a quarterly, semi-annual or annual basis. If you select to rebalance only once, the Transfer will take place on the Transaction Date of the Request. One-time rebalancer Transfers count toward the twelve free Transfers allowed in a calendar year.

If you select to rebalance on a quarterly, semi-annual or annual basis, the first Transfer will be initiated on the Transaction Date one frequency period following the date of the Request. For example, if you request quarterly Transfers on January 9th, your first Transfer will be made on April 9th and every three months on the 9th thereafter. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract. Quarterly, semi-annual and annual Transfers will not count toward the 12 free Transfers.

On the Transaction Date for the specified Request, assets will be automatically reallocated to the Sub-Accounts you selected. The rebalancer option will terminate automatically when you start taking payouts from the Contract.

You may not participate in dollar cost averaging and rebalancer at the same time.
--------------------------------------------------------------------------------
Withdrawals

You may withdraw all or part of your Annuity Account Value at any time during the life of the Annuitant and prior to the Annuity Commencement Date by submitting a written withdrawal Request to the Annuity Administration Department at First GWL&A. Withdrawals are not permitted by telephone, fax or Internet.

Withdrawals are subject to the rules below and federal or state laws, rules or regulations may also apply. The amount payable to you if you surrender your Contract is your Annuity Account Value, with any applicable Market Value Adjustment on the effective date of the withdrawal, less any applicable Premium Tax. No withdrawals may be made after the Annuity Commencement Date.

If you Request a partial withdrawal, your Annuity Account Value will be reduced by the dollar amount withdrawn. A Market Value Adjustment may apply. Market Value Adjustments are discussed on page __.

Partial withdrawals are unlimited. However, you must specify the Sub-Account(s) or Guarantee Period(s) from which the withdrawal is to be made. After any partial withdrawal, if your remaining Annuity Account Value is less than $2,000, then a full surrender may be required. The minimum partial withdrawal (before application of the MVA) is $500.

The following terms apply to withdrawals:
o Partial withdrawals or surrenders are not permitted after the Annuity Commencement Date, and
o A partial withdrawal or a surrender will be effective upon the Transaction Date.

A partial withdrawal or a surrender from amounts in a Guarantee Period may be subject to the Market Value Adjustment provisions, and the Guarantee Period Fund provisions of the Contract. Withdrawal Requests must be in writing with your original signature. If your instructions are not clear, your Request will be denied and no surrender or partial withdrawal will be processed.

After a withdrawal of all of your Annuity Account Value, or at any time that your Annuity Account Value is zero, all your rights under the Contract will terminate.

Tax consequences of withdrawals are detailed below, but you should consult a competent tax adviser prior to authorizing a withdrawal from your Annuity Account Value.

Partial Withdrawals to Pay Investment
Manager or Financial Advisor Fees

You may Request partial withdrawals from your Annuity
Account Value and direct us to remit the amount withdrawn directly to your designated investment manager or financial advisor (collectively "Consultant"). A withdrawal Request for this purpose must meet the $500 minimum withdrawal requirements and comply with all terms and conditions applicable to partial withdrawals, as described above. Tax consequences of withdrawals are detailed below, but you should consult a competent tax advisor prior to authorizing a withdrawal from your Annuity Account Value to pay Consultant fees.

Tax Consequences of Withdrawals

Withdrawals made for any purpose may be taxable--including payments made by us directly to your Consultant. In addition, the Code may require us to withhold federal income taxes from withdrawals and report such withdrawals to the IRS. If you Request partial withdrawals, including partial withdrawals to pay Consultant fees, your Annuity Account Value will be reduced by the sum of the withdrawals paid and the related withholding.

You may elect, in writing, to have us not withhold federal income tax from withdrawals, unless withholding is mandatory for your Contract. If you are younger than 59 1/2, the taxable portion of any withdrawal is generally considered to be an early withdrawal and is subject to an additional federal penalty tax of 10%.

Some states also require withholding for state income taxes. For details about withholding, please see "Federal Tax Matters" on page __.
--------------------------------------------------------------------------------
Telephone and Internet Transactions

You may also make Transfer Requests by telephone, fax and/or Internet. Transfer Requests received before 4:00 p.m. Eastern Time on any day we and the NYSE are open will be priced and credited on that day at that day's unit value. Those received after 4:00 p.m. Eastern Time will be priced and credited on the next business day we and the NYSE are open for business, at that day's unit value.

We will use reasonable procedures to confirm that instructions communicated by telephone, fax and Internet are genuine, such as:
o requiring some form of personal identification prior to acting on instructions,
o providing written confirmation of the transaction, and/or
o tape recording the instructions given by telephone.

If we follow such procedures we will not be liable for any losses due to unauthorized or fraudulent instructions.

We reserve the right to suspend telephone, fax and/or Internet transaction privileges at any time, for some or all Contracts, and for any reason. Withdrawals are not permitted by telephone, fax or Internet.
--------------------------------------------------------------------------------
Death Benefit

Before the Annuity Commencement Date, the Death Benefit, if any, for Contracts issued on or after April 30, 2004 will be equal to the greater of:
o the Annuity Account Value with an MVA, if applicable, as of the date the Request for payout is received, less any Premium Tax, or
o the sum of Contributions, less Proportional Withdrawals, less any Premium Tax.

The Death Benefit, if any, for Contracts issued prior to April 30, 2004, will be equal to the greater of:
o the Annuity Account Value with an MVA, if applicable, as of the date a Request for payout is received, less any Premium Tax, or
o the sum of Contributions, less partial withdrawals and/or periodic withdrawals, less any Premium Tax.

Proportional Withdrawals (effective for Contracts issued on or after April 30,
2004) are withdrawals, if any, made by you, whether partial or periodic, which reduces your Annuity Account Value as measured as a percentage of each prior withdrawal against the current Annuity Account Value. Proportional Withdrawals are determined by calculating the percentage of your Annuity Account Value that each prior withdrawal represented when the withdrawal was made. For example, a partial withdrawal of 75% of the Annuity Account Value will be considered a 75% reduction in the total Contributions.

For example, in a rising market, where a Owner contributed $100,000 which increased to $200,000 due to market appreciation and then withdrew $150,000, the new balance is $50,000 and the Proportional Withdrawal is 75% ($150,000/$200,000 = 75%). This 75% Proportional Withdrawal is calculated against the total Contribution amount of $100,000 for a Death Benefit equal to the greater of the Annuity Account Value ($50,000) or total Contributions reduced by 75% ($100,000 reduced by 75%, or $25,000). Here, the Death Benefit would be $50,000.

Separately, if the Owner withdrew $50,000, or 25% of the Annuity Account Value, for a new balance of $150,000, the Death Benefit remains the greater of the Annuity Account Value ($150,000) or total Contributions reduced by the Proportional Withdrawal calculation ($100,000 reduced by 25%, or $75,000). Here, the Death Benefit is $150,000.

If the Owner withdraws an additional $50,000, this represents an additional Proportional Withdrawal of 33% ($50,000/$150,000 = 33%). The Death Benefit is now equal to the greater of the Annuity Account Value ($100,000) or total Contributions reduced by all the Proportional Withdrawal calculations ($100,000 reduced by 75% and then reduced by 33%, or $16,750). Here, the Death Benefit is $100,000.

In a declining market, where a Owner contributed $100,000 which declined in value due to market losses to $50,000, and the Owner then withdrew $40,000, or 80% of Annuity Account Value, the result is a new account balance of $10,000. When applying Proportional Withdrawals, here 80%, the Death Benefit is the greater of the Annuity Account Value ($10,000) or total Contributions reduced by the Proportional Withdrawal calculation ($100,000 reduced by 80%, or $20,000). Here the Death Benefit is $20,000.

The Death Benefit will become payable following our receipt of the Beneficiary's claim in good order. When an Owner or the Annuitant dies before the Annuity Commencement Date and a Death Benefit is payable to a Beneficiary, the Death Benefit proceeds will remain invested according to the allocation instructions given by the Owner(s) until new allocation instructions are requested by the Beneficiary or until the Death Benefit is actually paid to the Beneficiary.

The amount of the Death Benefit will be determined as of the date payouts begin. However, on the date a payout option is processed, the Variable Account Value will be Transferred to the Schwab Money Market Sub-Account unless the Beneficiary elects otherwise.

Subject to the distribution rules below, payout of the Death Benefit may be made as follows:

Variable Account Value

o payout in a single sum, or
o payout under any of the variable annuity options provided under this

Contract.

Fixed Account Value
o payout in a single sum that may be subject to a Market Value Adjustment, or
o payout under any of the annuity options provided under this Contract that may be subject to a Market Value Adjustment.

Any payment within 6 months of the Guarantee Period Maturity Date will not be subject to a Market Value Adjustment. In any event, no payout of benefits provided under the Contract will be allowed that does not satisfy the requirements of the Code and any other applicable federal or state laws, rules or regulations.

Beneficiary

You may select one or more Beneficiaries. If more than one Beneficiary is selected, they will share equally in any Death Benefit payable unless you indicate otherwise. You may change the Beneficiary any time before the Annuitant's death.

A change of Beneficiary will take effect as of the date the Request is processed by the Annuity Administration Department at First GWL&A, unless a certain date is specified by the Owner. If the Owner dies before the Request is processed, the change will take effect as of the date the Request was made, unless we have already made a payout or otherwise taken action on a designation or change before receipt or processing of such Request. A Beneficiary designated irrevocably may not be changed without the written consent of that Beneficiary, except as allowed by law.

The interest of any Beneficiary who dies before the Owner or the Annuitant will terminate at the death of the Beneficiary. The interest of any Beneficiary who dies at the time of, or within 30 days after the death of an Owner or the Annuitant, will also terminate if no benefits have been paid to such Beneficiary, unless the Owner otherwise indicates by Request. The benefits will then be paid as though the Beneficiary had died before the deceased Owner or Annuitant. If no Beneficiary survives the Owner or Annuitant, as applicable, we will pay the Death Benefit proceeds to the Owner's estate.

If the Beneficiary is not the Owner's surviving spouse, she/he may elect, not later than one year after the Owner's date of death, to receive the Death Benefit in a single sum or under any of the variable options available under the Contract, and for a Contract issued prior to January 1, 2006 with Fixed Account Value, under any of the fixed annuity options available under the Contract, provided that:

o such annuity is distributed in substantially equal installments over the life or life expectancy of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary, and
o such distributions begin not later than one year after the Owner's date of death.

If an election is not received by First GWL&A from a non-spouse Beneficiary or substantially equal installments begin later than one year after the Owner's date of death, then the entire amount must be distributed within five years of the Owner's date of death. The Death Benefit will be determined as of the date the payouts begin.

If a corporation or other non-individual entity is entitled to receive benefits upon the Owner's death, the Death Benefit must be completely distributed within five years of the Owner's date of death.

Distribution of Death Benefit

Death of Annuitant

Upon the death of the Annuitant while the Owner is living, and before the Annuity Commencement Date, we will pay the Death Benefit to the Beneficiary unless there is a Contingent Annuitant.

-------------------------------------------------------------------------------
Contingent Annuitant

While the Annuitant is living, and at least 30 days prior to the Annuity Commencement Date you may, by Request, designate or change a Contingent Annuitant from time to time. A change of Contingent Annuitant will take effect as of the date the request is processed at the Annuity Administration Department at First GWL&A, unless a certain date is specified by the Owner(s). Please note, you are not required to designate a Contingent Annuitant.
-------------------------------------------------------------------------------
If a Contingent Annuitant was named by the Owner(s) prior to the Annuitant's death, and the Annuitant dies before the Annuity Commencement Date while the Owner and Contingent Annuitant are living, no Death Benefit will be payable and the Contingent Annuitant will become the Annuitant.

If the Annuitant dies after the Annuity Commencement Date and before the entire interest has been distributed, any benefit payable must be distributed to the Beneficiary at least as rapidly as under the payout option which was in effect on the Annuitant's date of death.

If the deceased Annuitant is an Owner, or if a corporation or other non-individual is an Owner, the death of the Annuitant will be treated as the death of an Owner and the Contract will be subject to the "Death of Owner" provisions described below.

Death of Owner Who Is Not the Annuitant

If there is a Joint Owner who is the surviving spouse and the Beneficiary of the deceased Owner, the Joint Owner becomes the Owner and Beneficiary and the Death Benefit will be paid to the Joint Owner unless the Joint Owner elects to continue the Contract in force.

If the Owner dies after the Annuity Commencement Date and before the entire interest has been distributed while the Annuitant is living, any benefit payable will continue to be distributed to the Annuitant as rapidly as under the payout option applicable on the Owner's date of death. All rights granted the Owner under the Contract will pass to any surviving Joint Owner and, if none, to the Annuitant.

In all other cases, we will pay the Death Benefit to the Beneficiary even if a Joint Owner (who was not the Owner's spouse on the date of the Owner's death) and/or the Contingent Annuitant are alive at the time of the Owner's death, unless the sole Beneficiary is the deceased Owner's surviving spouse who may elect to become the Owner and Annuitant and to continue the Contract in force.

Death of Owner Who Is the Annuitant

If there is a Joint Owner who is the surviving spouse of the deceased Owner and a Contingent Annuitant, the Joint Owner becomes the Owner and the Beneficiary, the Contingent Annuitant will become the Annuitant, and the Contract will continue in force.

If there is a Joint Owner who is the surviving spouse and the Beneficiary of the deceased Owner but no Contingent Annuitant, the Joint Owner will become the Owner, Annuitant and Beneficiary and may elect to take the Death Benefit or continue the Contract in force.

In all other cases, we will pay the Death Benefit to the Beneficiary, even if a Joint Owner (who was not the Owner's spouse on the date of the Owner's death), Annuitant and/or Contingent Annuitant are alive at the time of the Owner's death, unless the sole Beneficiary is the deceased Owner's surviving spouse who may elect to become the Owner and Annuitant and to continue the Contract in force.
-------------------------------------------------------------------------------
Charges and  Deductions

No amounts will be deducted from your Contributions, except for any applicable Premium Tax. As a result, the full amount of your Contributions (less any applicable Premium Tax) are invested in the Contract.

As more fully described below, charges under the Contract are assessed only as deductions from your Variable Account Value for:

o Premium Tax, if applicable,
o Certain Transfers,
o a Contract  Maintenance Charge, and
o charges against your Variable Account Value for our assumption of mortality and expense risks.

Mortality  and Expense Risk Charge

We deduct a mortality and expense risk charge from your Variable Account Value at the end of each valuation period to compensate us for bearing certain mortality and expense risks under the Contract. This is a daily charge equal to an effective annual rate of 0.85%. We guarantee that this charge will never increase beyond 0.85%.

The mortality and expense risk charge is reflected in the unit values of each of the Sub-Accounts you have selected. Thus, this charge will continue to be applicable should you choose a variable annuity payout option or the periodic withdrawal option.

Annuity Account Values and annuity payouts are not affected by changes in actual mortality experience incurred by us. The mortality risks assumed by us arise from our contractual obligations to make annuity payouts determined in accordance with the annuity tables and other provisions contained in the Contract. This means that you can be sure that neither the Annuitant's longevity nor an unanticipated improvement in general life expectancy will adversely affect the annuity payouts under the Contract.

We bear substantial risk in connection with the Death Benefit before the Annuity Commencement Date.

The expense risk assumed is the risk that our actual expenses in administering the Contracts and the Series Account will be greater than we anticipated.

If the mortality and expense risk charge is insufficient to cover actual costs and risks assumed, the loss will fall on us. If this charge is more than sufficient, any excess will be profit to us. Currently, we expect a profit from this charge. Our expenses for distributing the Contracts will be borne by our general assets, including any profits from this charge.

Contract Maintenance Charge

We currently deduct a $25 annual contract maintenance charge from the Annuity Account Value on each Contract anniversary date for accounts under $50,000 as of such anniversary date. This charge partially covers our costs for administering the Contracts and the Series Account. Once you have started receiving payouts from the annuity, this charge will stop unless you choose the periodic withdrawal option.

The contract maintenance charge is deducted from the portion of your Annuity Account Value allocated to the Schwab Money Market Sub-Account. If the portion of your Annuity Account Value in this Sub-Account is not sufficient to cover the contract maintenance charge, then the charge or any portion of it will be deducted on a pro rata basis from all your Sub-Accounts with current value. If the entire Annuity Account is held in the Guarantee Period Fund or there are not enough funds in any Sub-Account to pay the entire charge, then the contract maintenance charge will be deducted on a pro rata basis from amounts held in all Guarantee Periods. There is no MVA on amounts deducted from a Guarantee Period for the contract maintenance charge.

The contract maintenance charge is currently waived for Contracts with an Annuity Account Value of at least $50,000 on the applicable Contract anniversary date. If your Annuity Account Value falls below $50,000, the contract maintenance charge will be reinstated until an anniversary date on which such time as your Annuity Account Value is equal to or greater than $50,000. We do not expect a profit from amounts received from the contract maintenance charge.

Transfer Fees

There will be a $10 charge for each Transfer in excess of 12 Transfers in any calendar year. We do not expect a profit from the Transfer fee.

Expenses of the  Portfolios

The values of the assets in the Sub-Accounts reflect the values of the Sub-Accounts' respective Portfolio shares and therefore the fees and expenses paid by each Portfolio. Some of the Portfolios' investment advisers or administrators may compensate us for providing administrative services in connection with the Portfolios or cost savings experienced by the investment advisers or administrators of the Portfolios. Such compensation is typically a percentage of the value of the assets invested in the relevant Sub-Accounts and generally may range up to 0.35% annually of net assets. GWFS may also receive Rule 12b-1 fees (ranging up to 0.34% annually of net assets) directly from certain Portfolios for providing distribution related services related to shares of the Portfolios offered in connection with a Rule 12b-1 plan. If GWFS receives 12b-1 fees, combined compensation for administrative and distribution related services generally ranges up to 0.77% annually of the assets invested in the relevant Sub-Accounts.

Premium Tax

We may be required to pay state Premium Taxes or retaliatory taxes currently ranging from 0% to 3.5% in connection with Contributions or values under the Contracts. Currently, the Premium Tax rate in New York for annuities is 0%. Depending upon applicable state law, we may deduct charges for the Premium Taxes we incur with respect to your Contributions, from amounts withdrawn, or from amounts applied on the Payout Commencement Date. In some states, charges for both direct Premium Taxes and retaliatory Premium Taxes may be imposed at the same or different times with respect to the same Contribution, depending on applicable state law.

Other Taxes

Under present laws, we will incur state or local taxes (in addition to the Premium Tax described above) in New York. No charges are currently deducted for taxes other than Premium Tax. However, we reserve the right to deduct charges in the future for federal, state, and local taxes or the economic burden resulting from the application of any tax laws that we determine to be attributable to the Contract.
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Payout Options

During the Distribution Period, you can choose to receive payouts through periodic withdrawals, variable annuity payouts or in a single sum payment, and for a Contract issued prior to January 1, 2006, with Fixed Account Value, you can choose to receive payouts under fixed annuity options available under the Contract. The Payout Commencement Date must be for a Contract issued prior to January 1, 2006, at least one year and for a Contract issued on or after January 3, 2006, 13 months, after the Effective Date of the Contract. If you do not select a Payout Commencement Date, payouts will begin for a Contract issued prior to January 1, 2006, on the first day of the month of the Annuitant's 90th birthday and for a Contract issued on or after January 3, 2006, on the Annuitant's 90th birthday.

You may change the Payout Commencement Date within 30 days prior to commencement of payouts or your Beneficiary may change it upon the death of the Owner.

If this is an IRA, payouts which satisfy the minimum distribution requirements of the Code must begin no later than April 1 of the calendar year following the calendar year in which you become age 70 1/2.

Periodic Withdrawals

You may Request that all or part of the Annuity Account Value be applied to a periodic withdrawal option. The amount applied to a periodic withdrawal is the Annuity Account Value with any applicable MVA, less Premium Tax, if any.

In requesting periodic withdrawals, you must elect:
o The withdrawal frequency of 1-, 3-, 6- or 12-month intervals,
o A minimum withdrawal amount of at least $100,
o The calendar day of the month on which withdrawals will be made, and
o One of the periodic withdrawal payout options discussed below-- you may change the withdrawal option and/or the frequency once each calendar year.

Your withdrawals may be prorated across the Guarantee Period Fund, if applicable, and the Sub-Accounts in proportion to their assets. Or, they can be made specifically from the Guarantee Period Fund and specific Sub-Account(s) until they are depleted. Then, we will automatically prorate the remaining withdrawals against any remaining Guarantee Period Fund and Sub-Account assets unless you request otherwise.

While periodic withdrawals are being received:
o You may continue to exercise all contractual rights, except that no Contributions may be made.
o A Market Value Adjustment, if applicable, will be assessed for periodic withdrawals from Guarantee Periods made six or more months prior to their Guarantee Period Maturity Date.
o You may keep the same Sub-Accounts as you had selected before periodic withdrawals began.
o   Charges and fees under the Contract continue to apply.
o   Maturing Guarantee Periods renew into the Schwab Money Market Sub-Account.

Periodic withdrawals will cease on the earlier of the date:
o The amount elected to be paid under the option selected has been reduced to zero,
o The Annuity Account Value is zero,
o You Request that withdrawals stop,
o You purchase an annuity option, or
o The Owner or the Annuitant dies.

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If you choose to receive payouts from your Contract through periodic withdrawals, you may select from the following payout options:

Income for a specified period (at least 36 months)--You elect the length of time over which withdrawals will be made. The amount paid will vary based on the duration you choose.
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Income of a specified amount (at least 36 months)--You elect the dollar amount of the withdrawals. Based on the amount elected, the duration may vary.
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Interest only--Your withdrawals will be based on the amount of interest credited to the Guarantee Period Fund between withdrawals. Available only if 100% of your Account Value is invested in the Guarantee Period Fund.
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Minimum distribution--If you are using this Contract as an IRA, you may request minimum distributions as specified under Code Section 401(a)(9).
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Any other form of periodic withdrawal acceptable to us which is for a period of at least 36 months.
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If periodic withdrawals stop, you may resume making Contributions. However, we may limit the number of times you may restart a periodic withdrawal program.

Periodic withdrawals made for any purpose may be taxable, subject to withholding and to the 10% federal penalty tax if you are younger than age 59 1/2. IRAs are subject to complex rules with respect to restrictions on and taxation of distributions, including penalty taxes.

In accordance with the provisions outlined in this section, you may request a periodic withdrawal to remit fees paid to your Consultant. There may be income tax consequences to any periodic withdrawal made for this purpose. Please see "Withdrawals" on page __ and "Federal Tax Matters" on page __.

Annuity Payouts

You can choose the Annuity Commencement Date either when you purchase the Contract or at a later date. The date you choose must be for a Contract issued prior to January 1, 2006, at least one year and for a Contract issued on or after January 3, 2006, 13 months, after the Effective Date of the Contract. If you do not select an Annuity Commencement Date, payouts will begin for a Contract issued prior to January 1, 2006, on the first day of the month of the Annuitant's 90th birthday and for a Contract issued on or after January 3, 2006, on the Annuitant's 90th birthday. You can change your selection at any time up to 30 days before the Annuity Commencement Date you selected.

If you have not elected a payout option within 30 days of the Annuity Commencement Date, the portion of your Annuity Account Value held in your Fixed Account will be paid out as a fixed life annuity with a guarantee period of 20 years. The Annuity Account Value held in the Sub-Account(s) will be paid out as a variable life annuity with a guarantee period of 20 years.

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If you choose to receive variable annuity payouts from your Contract, you may select from the following payout options:

Variable life annuity with guaranteed
period--This option provides for monthly payouts during a guaranteed period or for the lifetime of the Annuitant, whichever is longer. The guaranteed period may be 5, 10, 15 or 20 years.

Variable life annuity--This option provides for monthly payouts during the lifetime of the Annuitant. The annuity terminates with the last payout due prior to the death of the Annuitant. Since no minimum number of payouts is guaranteed, this option may offer the maximum level of monthly payouts. It is possible that only one payout may be made if the Annuitant died before the date on which the second payout is due.
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The amount to be paid out is the Annuity Account Value on the Annuity
Commencement Date. The minimum amount that may be withdrawn from the Annuity Account Value to purchase an annuity payout option is $2,000 with a Market Value Adjustment, if applicable. If after the Market Value Adjustment, your Annuity Account Value is less than $2,000, we may pay the amount in a single sum subject to the Contract provisions applicable to a partial withdrawal.

Under an annuity payout option, you can receive payouts monthly, quarterly, semi-annually or annually in payments which must be at least $50. We reserve the right to make payouts using the most frequent payout interval which produces a payout of at least $50.

If you elect to receive a single sum payment, the amount paid is the Surrender Value.

Amount of First Variable Payout

The first payout under a variable annuity payout option will be based on the value of the amounts held in each Sub-Account you have selected on the fifth valuation date preceding the Annuity Commencement Date. It will be determined by applying the appropriate rate to the amount applied under the payout option. The rate set by Contract and applied reflects an assumed investment return ("AIR") of 5%.

For annuity options involving life income, the actual age and the year in which annuitization commences and/or gender of the Annuitant will affect the amount of each payout. We reserve the right to ask for satisfactory proof of the Annuitant's age. We may delay annuity payouts until satisfactory proof is received. Since payouts to older Annuitants are expected to be fewer in number, the amount of each annuity payout under a selected annuity form will be greater for older Annuitants than for younger Annuitants. If the age or gender of the Annuitant has been misstated, the payouts established will be made on the basis of the correct age or gender. If payouts were too large because of misstatement, the difference with interest may be deducted by us from the next payout or payouts. If payouts were too small, the difference with interest may be added by us to the next payout.

This interest is at an annual effective rate which will not be less than the Contractual Guarantee of a Minimum Rate of Interest. Variable Annuity Units The number of Annuity Units paid for each Sub-Account is determined by dividing the amount of the first monthly payout by its Annuity Unit value on the fifth valuation date preceding the date the first payout is due. The number of Annuity Units used to calculate each payout for a Sub-Account remains fixed during the Annuity Payout Period.

Amount of Variable Payouts After the First Payout

Payouts after the first will vary depending upon the investment performance of the Sub-Accounts. Your payments will increase in amount over time if the Sub-Account(s) you select earn more than the 5% AIR. Likewise, your payments will decrease in amount over time if the Sub-Account(s) you select earn less than the 5% AIR. The subsequent amount paid from each Sub-Account is determined by multiplying (a) by (b) where (a) is the number of Sub-Account Annuity Units to be paid and (b) is the Sub-Account Annuity Unit value on the fifth valuation date preceding the date the annuity payout is due. The total amount of each variable annuity payout will be the sum of the variable annuity payouts for each Sub-Account you have selected. We guarantee that the dollar amount of each payout after the first will not be affected by variations in expenses or mortality experience.

Transfers After the Variable Annuity Commencement Date

Once annuity payouts have begun, no Transfers may be made from a fixed annuity payout option to a variable annuity payout option. However, for variable annuity payout options, Transfers may be made within the variable annuity payout option among the available Sub-Accounts. Transfers after the Annuity Commencement Date will be made by converting the number of Annuity Units being Transferred to the number of Annuity Units of the Sub-Account to which the Transfer is made. The result will be that the next annuity payout, if it were made at that time, would be the same amount that it would have been without the Transfer. Thereafter, annuity payouts will reflect changes in the value of the new Annuity Units.
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For a Contract with Fixed Account Value you can choose to receive fixed annuity payouts from your Contract. You may select from the following payout options:

o Income of specified amount--The amount applied under this option may be paid in equal annual, semi-annual, quarterly or monthly installments in the dollar amount elected for not more than 240 months,
o Income for a specified period--Payouts are paid annually, semi-annually, quarterly or monthly, as elected, for a selected number of years not to exceed 240 months,
o Fixed life annuity with guaranteed period--This option provides monthly payouts during a guaranteed period or for the lifetime of the Annuitant, whichever is longer. The guaranteed period may be 5, 10, 15 or 20 years,
o Fixed life annuity--This option provides for monthly payouts during the lifetime of the Annuitant. The annuity ends with the last payout due prior to the death of the Annuitant. Since no minimum number of payouts is guaranteed, this option may offer the maximum level of monthly payouts. It is possible that only one payout may be made if the Annuitant died before the date on which the second payout is due, or
o Any other form of a fixed annuity acceptable to us.

Other Restriction
s
Once payouts start under the annuity payout option you select:
o no changes can be made in the payout option,
o no additional Contributions will be accepted under the Contract, and
o no further withdrawals, other than withdrawals made to provide annuity benefits, will be allowed.

A portion or the entire amount of the annuity payouts may be taxable as ordinary income. If, at the time the annuity payouts begin, we have not received a proper written election not to have federal income taxes withheld, we must by law withhold such taxes from the taxable portion of such annuity payouts and remit that amount to the federal government (an election not to have taxes withheld is not permitted for certain distributions from qualified contracts). State income tax withholding may also apply. Please see "Federal Tax Matters" on page __ for details.

Annuity IRAs

The annuity date and options available for IRAs may be controlled by endorsements, the plan documents, or applicable law. Under the Code, a Contract purchased and used in connection with an IRA or with certain other plans qualifying for special federal income tax treatment is subject to complex "minimum distribution" requirements. Under a minimum distribution plan, distributions must begin by a specific date and the entire interest of the plan participant must be distributed within a certain specified period of time. The application of the minimum distribution requirements vary according to your age and other circumstances.
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Seek Tax Advice

The following discussion of the federal income tax consequences is only a brief summary and is not intended as tax advice. The federal income tax consequences discussed here reflect our understanding of current law and the law may change. Federal estate tax consequences and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Contract depend on your individual circumstances or the circumstances of the person who receives the distribution.
A tax adviser should be consulted for further information.

Federal Tax Matters

The following discussion is a general description of the federal income tax considerations relating to the Contracts and is not intended as tax advice. This discussion assumes that the Contract qualifies as an annuity contract for federal income tax purposes. This discussion is not intended to address the tax consequences resulting from all situations. If you are concerned about the tax implications relating to the ownership or use of the Contract, you should consult a competent tax adviser before initiating any transaction.

This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the IRS. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

Only prior to January 1, 2006, could the Contract be purchased on a non-tax qualified basis ("Non-Qualified Contract") or purchased as an individual retirement annuity ("Annuity IRA"). On or after January 1, 2006, only Non-Qualified Contracts may be purchased.

The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payouts, and on the economic benefit to you, the Annuitant, or the Beneficiary may depend on the type of Contract, and on the tax status of the individual concerned.

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Because tax laws, rules and regulations are constantly changing, we do not make any guarantees about the Contract's tax status.
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Certain requirements must be satisfied in purchasing an Annuity IRA and receiving distributions from an Annuity IRA in order to continue receiving favorable tax treatment. As a result, purchasers of Annuity IRAs should seek competent legal and tax advice regarding the suitability of the Contract for their situation, the applicable requirements and the tax treatment of the rights and benefits of the Contract. The following discussion assumes that an Annuity IRA is purchased with proceeds and/or Contributions that qualify for the intended special federal income tax treatment.

Taxation of Annuities

Section 72 of the Code governs the taxation of the Contracts. You, as a "natural person," will generally not be taxed on increases, if any, to your Annuity Account Value until a distribution of all or part of the Annuity Account Value occurs (for example, a withdrawal or annuity payout under an annuity payout option). However, an assignment, pledge, or agreement to assign or pledge any portion of the Annuity Account Value of a Non-Qualified Contract will be treated as a distribution of such portion. An Annuity IRA may not be assigned as collateral. The taxable portion of a distribution (in the form of a single sum payout or an annuity) is taxable as ordinary income.

As a general rule, if the Non-Qualified Contract is owned by an entity that is not a natural person (for example, a corporation or certain trusts), the Contract will not be treated as an annuity contract for federal tax purposes. Such an Owner generally must include in income any increase in the excess of the Annuity Account Value over the "investment in the Contract" (discussed below) during each taxable year. The general rule does not apply, however, where the non-natural person is only the nominal Owner of a Contract and a beneficial Owner is a natural person. The rule also does not apply where:

o The annuity Contract is acquired by the estate of a decedent,
o The Contract is an Annuity IRA,
o The Contract is a qualified funding asset for a structured settlement,
o The Contract is purchased on behalf of an employee upon termination of a qualified plan, or
o The Contract is an immediate annuity.

The following discussion generally applies to a Contract owned by a natural person.

Withdrawals

In the case of a withdrawal under a Non-Qualified Contract, partial withdrawals, including periodic withdrawals that are not part of an annuity payout, are generally treated as taxable income and taxed at ordinary income tax rates to the extent that the Annuity Account Value immediately before the withdrawal exceeds the "investment in the Contract" at that time. The "investment in the Contract" generally equals the amount of any nondeductible Contributions paid by or on behalf of any individual less any withdrawals that were excludable from income. If a partial withdrawal is made from a Guarantee Period which is subject to a Market Value Adjustment, then the Annuity Account Value immediately before the withdrawal will not be altered to take into account the Market Value Adjustment. As a result, for purposes of determining the taxable portion of the partial withdrawal, the Annuity Account Value will not reflect the amount, if any, deducted from or added to the Guarantee Period due to the Market Value Adjustment.

Full surrenders are treated as taxable income to the extent that the amount received exceeds the "investment in the Contract." The taxable portion of any withdrawal, including a full surrender, is taxed at ordinary income tax rates.

In the case of a withdrawal under an Annuity IRA, including withdrawals under the periodic withdrawal option, a portion of the amount received may be non-taxable. The amount of the non-taxable portion is generally determined by the ratio of the "investment in the Contract" to the individual's Annuity Account Value. Special tax rules may be available for certain distributions from an Annuity IRA.

Annuity Payouts

Although the tax consequences may vary depending on the annuity form elected under the Contract, in general, only the portion of the annuity payout that exceeds the exclusion amount will be taxed. The exclusion amount is generally determined by a formula that establishes the ratio of the "investment in the Contract" to the expected return under the Contract. For fixed annuity payouts, in general there is no tax on the portion of each payout which represents the same ratio that the "investment in the Contract" allocated to the fixed annuity payouts bears to the total expected value of the annuity payouts for the term of the payouts (determined under Treasury Department regulations).

For variable annuity payouts, in general there is no tax on the portion of each payout which represents the same ratio that the "investment in the Contract" allocated to the variable annuity payouts bears to the number of payments expected to be made (determined by Treasury Department regulations which take into account the Annuitant's life expectancy and the form of annuity benefit selected). Once the investment in the Contract has been fully recovered, the full amount of any additional annuity payouts is taxable. If the annuity payments stop as a result of an Annuitant's death before full recovery of the "investment in the Contract," you should consult a competent tax adviser regarding the deductibility of the unrecovered amount.

The taxable portion of any annuity payout is taxed at ordinary income tax rates. Penalty Tax For distributions from a Non-Qualified Contract, there may be a federal income tax penalty imposed equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions:

o Made on or after the date on which the Owner reaches age 59 1/2,
o Made as a result of death or disability of the Owner, or
o Received in substantially equal periodic payouts (at least annually) for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the Beneficiary.

Other exceptions may apply to distributions from a Non-Qualified Contract. Similar exceptions from the penalty tax on distributions are provided for distributions from an Annuity IRA. For more details regarding this penalty tax and other exceptions that may be applicable, please consult a competent tax adviser.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the Contract because of the death of an Owner or the Annuitant. Generally such amounts are included in the income of the recipient as follows:
o If distributed in a lump sum, they are taxed in the same manner as a full withdrawal, as described above, or
o If distributed under an annuity form, they are taxed in the same manner as annuity payouts, as described above.

Distribution at Death

In order to be treated as an annuity contract, the terms of a Non-Qualified Contract must provide the following two distribution rules:

o If the Owner dies before the date annuity payouts start, the entire interest in the Contract must generally be distributed within five years after the date of the Owner's death. If payable to a designated Beneficiary, the distributions may be paid over the life of that designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, so long as payouts start within one year of the Owner's death. If the sole designated Beneficiary is your spouse, the Contract may be continued in the name of the spouse as Owner, and

o If the Owner dies on or after the date annuity payouts start, and before the entire interest in the Contract has been distributed, the remainder of the interest in the Contract must be distributed on the same or on a more rapid schedule than that provided for in the method in effect on the date of death.

If the Owner is not an individual, then for purposes of the distribution at death rules, the Primary Annuitant is considered the Owner. In addition, when the Owner is not an individual, a change in the Primary Annuitant is treated as the death of the Owner.

Distributions made to a Beneficiary upon the Owner's death from an Annuity IRA must be made pursuant to similar rules in Section 401(a)(9) of the Code.

Diversification of Investments

For a Non-Qualified Contract to be treated as an annuity for federal income tax purposes, the investments of the Sub-Accounts must be "adequately diversified" in accordance with Treasury Department Regulations. The diversification requirements do not apply to Annuity IRAs. If the Series Account or a Sub-Account failed to comply with these diversification standards, a Non-Qualified Contract would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Annuity Account Value over the "investment in the Contract."

Although the Company may not control the investments of the Sub-Accounts or the Portfolios, it expects that the Sub-Accounts and the Portfolios will comply with such regulations so that the Sub-accounts will be considered "adequately diversified." Owners bear the risk that the entire Non-Qualified Contract could be disqualified as an annuity under the Code due to the failure of the Series Account or a Sub-Account to be deemed to be adequately diversified.

Owner Control

In connection with its issuance of temporary and proposed regulations under
Section 817(h) in 1986, the Treasury Department announced that those regulations did not "provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the owner of the assets in the account" (which would result in the current taxation of the income on those assets to the Owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. We do not believe that the ownership rights of an Owner under the Contract would result in any Owner being treated as the owner of the assets of the Contract under Rev. Rul. 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, we reserve the right to modify the Contract as necessary to attempt to prevent a Contract Owner from being considered the owner of a pro rata share of the assets of the Contract.

Transfers, Assignments or Exchanges

A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, or the exchange of a Contract may result in adverse tax consequences that are not discussed in this Prospectus.

Multiple Contract

All deferred, Non-Qualified Annuity Contracts that are issued by First GWL&A (or our affiliates) to the same Owner during any calendar year will be treated as one annuity contract for purposes of determining the taxable amount.

Withholding

Non-Qualified Contract and Annuity IRA distributions generally are subject to withholding at rates that vary according to the type of distribution and the recipient's tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions.

Section 1035 Exchanges

Code Section 1035 provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. Generally, an annuity contract issued in an exchange for another annuity contract is treated as new for purposes of the penalty and distribution at death rules.

Individual Retirement Annuities

Only Contracts purchased prior to January 1, 2006, may be used with IRAs as described in Section 408 of the Code which permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity. Also, certain kinds of distributions from certain types of qualified and non-qualified retirement plans may be "rolled over" into an Annuity IRA following the rules set out in the Code. If you purchase this Contract for use with an IRA, you will be provided with supplemental information. You also have the right to revoke your purchase within seven days of purchase of the IRA Contract.

If a Contract is purchased to fund an IRA, the Annuitant must also be the Owner. In addition, if a Contract is purchased to fund an IRA, minimum distributions must commence not later than April 1st of the calendar year following the calendar year in which you attain age 70 1/2. You should consult your tax adviser concerning these matters.

Various tax penalties may apply to Contributions in excess of specified limits, distributions that do not satisfy specified requirements, and certain other transactions. The Contract will be amended as necessary to conform to the requirements of the Code if there is a change in the law. Purchasers should seek competent advice as to the suitability of the Contract for use with IRAs.

Prior to January 1, 2006 at the time of your initial Contribution, you could specify whether you were purchasing a Non-Qualified Contract or an IRA Annuity. Prior to January 1, 2006, we required you to purchase separate Contracts if you wanted to invest money qualifying for different annuity tax treatment under the Code. For each separate Contract you needed to make the required minimum initial Contribution. Additional Contributions under the Contract must qualify for the same federal income tax treatment as the initial Contribution under the Contract. We will not accept an additional Contribution under a Contract if the federal income tax treatment of the Contribution would be different from the initial Contribution.

If a Contract is issued in connection with an employer's simplified employee pension plan, Owners, Annuitants and Beneficiaries are cautioned that the rights of any person to any of the benefits under the Contract will be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contract.
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Assignments or Pledges

Generally, rights in the Non-Qualified Contract may be assigned or pledged for loans at any time during the life of the Annuitant. However, if the Contract is an Annuity IRA, you may not assign the Contract as collateral.

If a Non-Qualified Contract is assigned, the interest of the assignee has priority over your interest and the interest of the Beneficiary. Any amount payable to the assignee will be paid in a single sum.

A copy of any assignment must be submitted to the Annuity Administration Department at First GWL&A. All assignments are subject to any action taken or payout made by First GWL&A before the assignment was processed. We are not responsible for the validity or sufficiency of any assignment.

If any portion of the Annuity Account Value is assigned or pledged for a loan, it will be treated as a distribution as discussed above under "Taxation of Annuities." Please consult a competent tax adviser for further information.
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

Distribution of the Contracts

GWFS is the principal underwriter and distributor of the Contracts and is an affiliate of First GWL&A. GWFS is registered with the SEC as a broker/dealer and is a member of the NASD. Its principal offices are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.


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Voting Rights

In general, you do not have a direct right to vote the Portfolio shares held in the Series Account. However, under current law, you are entitled to give us instructions on how to vote the shares. We will vote the shares according to those instructions at regular and special shareholder meetings. If the law changes and we can vote the shares in our own right, we may elect to do so.

Before the Annuity Commencement Date, you have the voting interest. The number of votes available to you will be calculated separately for each of your Sub-Accounts. That number will be determined by applying your percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. You hold a voting interest in each Sub-Account to which your Annuity Account Value is allocated. If you select a variable annuity option, the votes attributable to your Contract will decrease as annuity payouts are made.

The number of votes of a Portfolio will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Portfolios. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the respective Portfolios.

If we do not receive timely instructions and Owners have no beneficial interest in shares held by us, we will vote according to the voting instructions as a proportion of all Contracts participating in the Sub-Account. If you indicate in your instructions that you do not wish to vote an item, we will apply your instructions on a pro rata basis to reduce the votes eligible to be cast.

Each person or entity having a voting interest in a Sub-Account will receive proxy material, reports and other material relating to the appropriate Portfolio.

Please note, generally the Portfolios are not required to, and do not intend to, hold annual or other regular meetings of shareholders.

Owners have no voting rights in First GWL&A.
-------------------------------------------------------------------------------
Rights Reserved by First GWL&A

We reserve the right to make certain changes we believe would best serve the interests of Owners and Annuitants or would be appropriate in carrying out the purposes of the Contracts. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approval may not be required in all cases, however. Examples of the changes we may make include:
o To operate the Series Account in any form permitted under the 1940 Act or in any other form permitted by law,
o To Transfer any assets in any Sub-Account to another Sub-Account, or to one or more separate accounts, or to a Guarantee Period; or to add, combine or remove Sub-Accounts of the Series Account,
o To substitute, for the Portfolio shares in any Sub-Account, the shares of another Portfolio or shares of another investment company or any other investment permitted by law,
o To make any changes required by the Code or by any other applicable law in order to continue treatment of the Contract as an annuity,
o To change the time or time of day at which a valuation date is deemed to have ended, and/or
o To make any other necessary technical changes in the Contract in order to conform with any action the above provisions permit us to take, including changing the way we assess charges, without increasing them for any outstanding Contract beyond the aggregate amount guaranteed.
-------------------------------------------------------------------------------
Legal Proceedings
-------------------------------------------------------------------------------
Currently, the Series Account is not a party to, and its assets are not subject to, any material legal proceedings. Further, First GWL&A is not currently a party to, and its property is not currently subject to, any material legal proceedings. The lawsuits to which First GWL&A is a party are, in the opinion of management, in the ordinary course of business, and are not expected to have a material adverse effect on the financial results, conditions or prospects of First GWL&A.
------------------------------------------------------------------------------
Legal Matters
Advice regarding certain legal matters concerning the federal securities laws applicable to the issue and sale of the Contract has been provided by Jorden Burt LLP.
------------------------------------------------------------------------------
Independent Registered Public Accounting Firm

The statement of assets and liabilities of Variable Annuity-2 Series Account of First Great-West Life & Annuity Insurance Company as of December 31, 2005, by investment division, and the related statements of operations for the year then ended, by investment division, and statements of changes in net assets for each of the two years in the period then ended, by investment division, and the balance sheets of Canada Life Insurance Company of New York as of December 31, 2004 and 2003, and the related statements of income, stockholder's equity and cash flows for the year ended December 31, 2004, and the balance sheets of First Great-West Life & Annuity Insurance Company as of December 31, 2005 and 2004, and the related statements of income, stockholder's equity, and cash flows for the years then ended, included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing therein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

-------------------------------------------------------------------------------
Available Information

We have filed a registration statement ("Registration Statement") with the SEC under the Securities Act of 1933, as amended, relating to the Contracts offered by this Prospectus. This Prospectus has been filed as a part of the Registration Statement and does not contain all of the information contained in the Registration Statement and its exhibits. Please refer to the Registration Statement and its exhibits for further information.

You may request a free copy of the Statement of Additional Information. Please direct any oral or written request for such documents to:

Annuity Administration Department
P.O. Box 173920
Denver, Colorado 80217-3920
1-800-838-0649

The SEC maintains an Internet web site (http://www.sec.gov) that contains the Statement of Additional Information and other information filed electronically by First GWL&A concerning the Contract and the Series Account.

You can also review and copy the Registration Statement and its exhibits and other reports and information filed with the SEC at its Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference room by calling the SEC at 1-800-SEC-0330.

-------------------------------------------------------------------------------
Table of Contents of the Statement of Additional Information

The Statement of Additional Information contains more specific information relating to the Series Account and First GWL&A, such as:
o general information,
o information about First GWL&A and the Variable Annuity-1 Series Account,
o the calculation of annuity payouts,
o postponement of payouts,
o services,
o withholding, and
o financial statements for the Series Account and First
  Great-West Life & Annuity Insurance Company.

-------------------------------------------------------------------------------

Appendix A--Condensed Financial Information

Selected data for Accumulation Units Outstanding through each period ending December 31, 2005

------------------------------------------------------------------------------

                                                                                                       Alliance
                                                                                         Alger       Bernstein VPS     Alliance
                           AIM V.I.    AIM V.I. High     AIM V,I.    Alger American     American     International   Bernstein VPS
                          Core Equity       Yield        Technology       Growth      MidCap Growth      Growth      Utility Income

                         ----------------------------------------------------------------------------------------------------------
=========================----------------------------------------------------------------------------------------------------------

=========================

Date Sub-Account           5/15/97        5/15/97         3/1/00         5/15/97        6/13/03        05/02/05         6/13/03
Commenced Operations

2005
 Beginning Unit Value          $14.38          $11.92          $2.37          $15.24         $13.14          $10.00          $13.11
 Ending Unit Value             $14.73          $12.14          $2.40          $16.93         $14.31          $12.19          $15.09
 Number of Units               63,134          17,700        176,373          88,597         16,169          47,455          16,595
Outstanding
 Net Assets (000's)              $930            $215           $423          $1,500           $231            $578            $250

2004
 Beginning Unit Value          $13.91          $10.84          $2.28          $14.57         $11.73                          $10.64
 Ending Unit Value             $14.38          $11.92          $2.37          $15.24         $13.14                          $13.11
 Number of Units               99,374          27,052        181,149         116,167         17,579                           9,216
Outstanding
 Net Assets (000's)            $1,437            $336           $429          $1,771           $231                            $121

2003
 Beginning Unit Value          $11.44           $8.75          $1.58          $10.87         $10.00                          $10.00
 Ending Unit Value             $13.91          $10.84          $2.28          $14.57         $11.73                          $10.64
 Number of Units              122,893          70,695        233,492         137,615          6,127                           6,307
Outstanding
 Net Assets (000's)            $1,727            $794           $533          $2,005            $72                             $67

2002
 Beginning Unit Value          $14.27           $8.94          $3.01          $16.36
 Ending Unit Value             $11.44           $8.75          $1.58          $10.87
 Number of Units              134,274          56,845        237,751         161,233
Outstanding
 Net Assets (000's)            $1,555            $526           $377          $1,753

2001
 Beginning Unit Value          $15.81          $10.60          $5.60          $18.72
 Ending Unit Value             $14.27           $8.94          $3.01          $16.36
 Number of Units              155,519          65,390        279,639         193,900
Outstanding
 Net Assets (000's)            $2,239            $611           $840          $3,173

2000
 Beginning Unit Value          $15.20          $12.10         $10.00          $22.15
 Ending Unit Value             $15.81          $10.60          $5.60          $18.72
 Number of Units              139,214          91,172        234,077         230,386
Outstanding
 Net Assets (000's)            $2,218            $990         $1,310          $4,312







                                                                                                      Alliance
                                                                        Alger                      Bernstein VPS       Alliance
                         AIM V.I. Core    AIM V.I.      AIM V,I.      American    Alger American   International    Bernstein VPS
                             Equity      High Yield    Technology      Growth      MidCap Growth       Growth       Utility Income

                         ----------------------------------------------------------------------------------------------------------
                         ----------------------------------------------------------------------------------------------------------

1999
 Beginning Unit Value            $13.35        $11.18                      $16.70
 Ending Unit Value               $15.20        $12.10                      $22.15
 Number of Units                135,444       144,019                     230,184
Outstanding
 Net Assets (000's)              $2,076        $1,770                      $5,098

1998
 Beginning Unit Value            $11.68        $11.11                      $11.37
 Ending Unit Value               $13.35        $11.18                      $16.70
 Number of Units                126,710       115,986                     157,993
Outstanding
 Net Assets (000's)              $1,707        $1,321                      $2,639

1997
 Beginning Unit Value            $10.00        $10.00                      $10.00
 Ending Unit Value               $11.68        $11.11                      $11.37
 Number of Units                 66,563        58,931                      31,803
Outstanding
 Net Assets (000's)                $777          $655                        $362








                             American     American     American       Baron     Delaware VIP    Dreyfus GVIT
                            Century VP   Century VP   Century VP     Capital      Small Cap    Mid Cap Index     Dreyfus
                             Balanced   International    Value        Asset     Value Series         II       MidCap Stock

                           -----------------------------------------------------------------------------------------------------
                           -----------------------------------------------------------------------------------------------------


Date Sub-Account             6/13/03      5/15/97       6/13/03      5/3/99        6/13/03        6/13/03        6/13/03
Commenced Operations

2005
 Beginning Unit Value            $11.54        $12.81       $12.82      $16.80          $14.33         $13.37        $12.96
 Ending Unit Value               $12.00        $14.39       $13.35      $17.21          $15.54         $14.83        $14.03
 Number of Units                 27,857        56,667       41,581     101,532          32,087         27,911        16,766
Outstanding
 Net Assets (000's)                $334          $815         $555      $1,748            $499           $414          $235

2004
 Beginning Unit Value            $10.60       $11.25        $11.30      $13.48          $11.89         $11.67        $11.42
 Ending Unit Value               $11.54       $12.81        $12.82      $16.80          $14.33         $13.37        $12.96
 Number of Units                 26,354       70,751        23,805      92,684          18,266         22,555        21,020
Outstanding
 Net Assets (000's)                $304         $907          $305      $1,557            $262           $302          $272

2003
 Beginning Unit Value            $10.00        $9.11        $10.00      $10.46          $10.00         $10.00        $10.00
 Ending Unit Value               $10.60       $11.25        $11.30      $13.48          $11.89         $11.67        $11.42
 Number of Units                 17,735       67,081        12,443     106,084          18,088         24,760        17,043
Outstanding
 Net Assets (000's)                $188         $754          $141      $1,430            $215           $289          $195

2002
 Beginning Unit Value                         $11.54                    $12.29
 Ending Unit Value                             $9.11                    $10.46
 Number of Units                              33,955                   109,736
Outstanding
 Net Assets (000's)                             $309                    $1,148

2001
 Beginning Unit Value                         $16.44                    $11.04
 Ending Unit Value                            $11.54                    $12.29
 Number of Units                              27,230                    75,949
Outstanding
 Net Assets (000's)                             $314                      $934

2000
 Beginning Unit Value                         $19.93                    $11.43
 Ending Unit Value                            $16.44                    $11.04
 Number of Units                              51,924                    56,176
Outstanding
 Net Assets (000's)                             $853                      $620







                            American      American      American                  Delaware VIP  Dreyfus GVIT
                           Century VP    Century VP    Century VP       Baron       Small Cap      Mid Cap      Dreyfus
                            Balanced    International     Value     Capital Asset Value Series    Index II    MidCap Stock

                         ----------------------------------------------------------------------------------------------------
                         ----------------------------------------------------------------------------------------------------

1999
 Beginning Unit Value                          $12.25                      $10.00
 Ending Unit Value                             $19.93                      $11.43
 Number of Units                               38,391                      31,570
Outstanding
 Net Assets (000's)                              $765                        $361

1998
 Beginning Unit Value                          $10.40
 Ending Unit Value                             $12.25
 Number of Units                               14,930
Outstanding
 Net Assets (000's)                              $183

1997
 Beginning Unit Value                          $10.00
 Ending Unit Value                             $10.40
 Number of Units                                4,713
Outstanding
 Net Assets (000's)                               $49








                                                                                   Federated
                                          Dreyfus                                  Fund For
                                            VIF      Dreyfus VIF     Federated       U.S.        Federated
                          Dreyfus VIF   Developing     Growth &      American     Government      Capital       Janus Aspen
                          Appreciation    Leaders       Income      Leaders II   Securities II   Income II    Series Balanced

                         -----------------------------------------------------------------------------------------------------
                         -----------------------------------------------------------------------------------------------------


Date Sub-Account             5/3/99       6/13/03       5/3/99        5/15/97       5/15/97       5/15/97         6/13/03
Commenced Operations

2005
 Beginning Unit Value             $9.38      $12.84          $9.44        $15.12        $14.74         $10.42          $11.21
 Ending Unit Value                $9.70      $13.47          $9.68        $15.75        $14.91         $10.98          $12.00
 Number of Units                 96,325       4,058         29,427       120,775       129,731         10,861          40,415
Outstanding
 Net Assets (000's)                $935         $55           $285        $1,943        $1,934           $119            $485

2004
 Beginning Unit Value             $9.00      $11.63          $8.86        $13.89        $14.34          $9.56          $10.42
 Ending Unit Value                $9.38      $12.84          $9.44        $15.12        $14.74         $10.42          $11.21
 Number of Units                120,747       4,424         20,587       146,033       165,436          3,785          42,706
Outstanding
 Net Assets (000's)              $1,132         $57           $194        $2,216        $2,438            $39            $479

2003
 Beginning Unit Value             $7.49      $10.00          $7.06        $10.97        $14.13          $7.99          $10.00
 Ending Unit Value                $9.00      $11.63          $8.86        $13.89        $14.34          $9.56          $10.42
 Number of Units                 97,696       2,339         15,047       141,565       169,417          4,459          12,191
Outstanding
 Net Assets (000's)                $879         $27           $133        $2,005        $2,430            $43            $127

2002
 Beginning Unit Value             $9.07                      $9.54        $13.87        $13.07         $10.60
 Ending Unit Value                $7.49                      $7.06        $10.97        $14.13          $7.99
 Number of Units                 98,923                     52,809       161,441       173,136          2,890
Outstanding
 Net Assets (000's)                $741                       $373        $1,810        $2,447            $23

2001
 Beginning Unit Value            $10.09                     $10.22        $14.61        $12.32         $12.39
 Ending Unit Value                $9.07                      $9.54        $13.87        $13.07         $10.60
 Number of Units                 56,202                     67,001       112,380       151,290          4,108
Outstanding
 Net Assets (000's)                $510                       $639        $1,602        $1,977            $44

2000
 Beginning Unit Value            $10.24                     $10.71        $14.39        $11.19         $13.72
 Ending Unit Value               $10.09                     $10.22        $14.61        $12.32         $12.39
 Number of Units                 47,486                     50,895        90,160        92,647          5,362
Outstanding
 Net Assets (000's)                $479                       $520        $1,352        $1,141            $66







                                                                                   Federated Fund
                                         Dreyfus VIF   Dreyfus VIF    Federated       For U.S.       Federated    Janus Aspen
                          Dreyfus VIF    Developing     Growth &      American       Government       Capital       Series
                          Appreciation     Leaders       Income      Leaders II    Securities II     Income II     Balanced

                         --------------------------------------------------------------------------------------------------------
                         --------------------------------------------------------------------------------------------------------

1999
 Beginning Unit Value            $10.00                      $10.00        $13.60           $11.36        $13.61
 Ending Unit Value               $10.24                      $10.71        $14.39           $11.19        $13.72
 Number of Units                 36,666                      29,117       120,912           66,641         3,821
Outstanding
 Net Assets (000's)                $376                        $312        $1,774             $746           $52

1998
 Beginning Unit Value                                                      $11.66           $10.64        $12.05
 Ending Unit Value                                                         $13.60           $11.36        $13.61
 Number of Units                                                          117,665           88,763        20,842
Outstanding
 Net Assets (000's)                                                        $1,633           $1,008          $284

1997
 Beginning Unit Value                                                      $10.00           $10.00        $10.00
 Ending Unit Value                                                         $11.66           $10.64        $12.05
 Number of Units                                                           67,882           32,659           310
Outstanding
 Net Assets (000's)                                                          $792             $347            $4








                                                                         Janus Aspen   Janus Aspen
                          Janus Aspen     Janus Aspen     Janus Aspen      Series         Series       Oppenheimer
                             Series      Series Growth   Series Large   International   Worldwide        Global      PIMCO VIT High
                         Flexible Bond     & Income       Cap Growth       Growth         Growth      Securities VA       Yield

                         ---------------------------------------------------------------------------------------------------------
                         ---------------------------------------------------------------------------------------------------------


Date Sub-Account             5/3/99         6/13/03         5/15/97        5/3/99        5/15/97         6/13/03         6/13/03
Commenced Operations

2005
 Beginning Unit Value            $13.35          $12.17          $13.44        $12.58         $13.57          $14.68        $11.51
 Ending Unit Value               $13.50          $13.56          $13.89        $16.51         $14.24          $16.63        $11.88
 Number of Units                115,659          61,712          58,143        37,685         86,709         139,028        100,978
Outstanding
 Net Assets (000's)              $1,561            $837            $808          $622         $1,235          $2,313        $1,199

2004
 Beginning Unit Value            $12.95          $10.97          $12.96        $10.67         $13.06          $12.42        $10.59
 Ending Unit Value               $13.35          $12.17          $13.44        $12.58         $13.57          $14.68        $11.51
 Number of Units                139,527          38,013          92,051        25,290        119,266          70,847        66,616
Outstanding
 Net Assets (000's)              $1,852            $463          $1,237          $318         $1,618          $1,040        $767

2003
 Beginning Unit Value            $12.27          $10.00           $9.93         $7.98         $10.62          $10.00        $10.00
 Ending Unit Value               $12.95          $10.97          $12.96        $10.67         $13.06          $12.42        $10.59
 Number of Units                153,252           7,549         117,555        22,769        133,687          36,521        8,024
Outstanding
 Net Assets (000's)              $1,984             $83          $1,524          $243         $1,746            $454        $85

2002
 Beginning Unit Value            $11.20                          $13.62        $10.81         $14.38
 Ending Unit Value               $12.27                           $9.93         $7.98         $10.62
 Number of Units                181,698                         140,676        41,736        167,744
Outstanding
 Net Assets (000's)              $2,230                          $1,396          $333         $1,782

2001
 Beginning Unit Value            $10.49                          $18.26        $14.21         $18.71
 Ending Unit Value               $11.20                          $13.62        $10.81         $14.38
 Number of Units                109,721                         195,165        64,470        197,508
Outstanding
 Net Assets (000's)              $1,229                          $2,658          $697         $2,841

2000
 Beginning Unit Value             $9.96                          $21.55        $17.04         $22.37
 Ending Unit Value               $10.49                          $18.26        $14.21         $18.71
 Number of Units                 36,445                         255,120        71,548        284,204
Outstanding
 Net Assets (000's)                $382                          $4,657        $1,016         $5,316







                                                                        Janus Aspen    Janus Aspen
                           Janus Aspen    Janus Aspen    Janus Aspen       Series         Series      Oppenheimer
                             Series      Series Growth   Series Large  International    Worldwide        Global     PIMCO VIT High
                          Flexible Bond     & Income      Cap Growth       Growth         Growth     Securities VA       Yield

                         ---------------------------------------------------------------------------------------------------------
                         ---------------------------------------------------------------------------------------------------------

1999
 Beginning Unit Value             $10.00                        $15.09         $10.00         $13.72
 Ending Unit Value                 $9.96                        $21.55         $17.04         $22.37
 Number of Units                   8,048                       235,562         43,283        234,428
Outstanding
 Net Assets (000's)                  $80                        $5,076           $738         $5,244

1998
 Beginning Unit Value                                           $11.22                        $10.73
 Ending Unit Value                                              $15.09                        $13.72
 Number of Units                                               146,172                       179,884
Outstanding
 Net Assets (000's)                                             $2,206                        $2,468

1997
 Beginning Unit Value                                           $10.00                        $10.00
 Ending Unit Value                                              $11.22                        $10.73
 Number of Units                                                42,290                        87,156
Outstanding
 Net Assets (000's)                                               $474                          $935








                                                                    Pioneer
                                         PIMCO VIT                  Growth                      Prudential        Schwab
                         PIMCO VIT Low     Total      Pioneer    Opportunities Pioneer Small    Series Fund     MarketTrack
                            Duration      Return        Fund         Fund      Cap Value Fund Equity Class II    Growth II

                         -----------------------------------------------------------------------------------------------------
                         -----------------------------------------------------------------------------------------------------


Date Sub-Account            6/13/03       5/2/05      5/15/97       5/3/99        6/13/03         5/3/99          5/15/97
Commenced Operations

2005
 Beginning Unit Value            $10.02      $10.00       $11.59        $13.36         $14.57           $9.53          $15.20
 Ending Unit Value               $10.04      $10.06       $12.20        $14.13         $16.60          $10.49          $15.94
 Number of Units                141,466      48,946        7,846        31,790         32,017          47,154          92,909
Outstanding
 Net Assets (000's)              $1,420        $492          $96          $449           $532            $495          $1,481

2004
 Beginning Unit Value             $9.92                   $10.85        $11.01         $12.01           $8.78          $13.74
 Ending Unit Value               $10.02                   $11.59        $13.36         $14.57           $9.53          $15.20
 Number of Units                139,135                    8,482        46,953         32,685          26,039          95,072
Outstanding
 Net Assets (000's)              $1,394                      $98          $627           $476            $248          $1,445

2003
 Beginning Unit Value            $10.00                    $8.77         $7.77         $10.00           $6.75          $10.91
 Ending Unit Value                $9.92                   $10.85        $11.01         $12.01           $8.78          $13.74
 Number of Units                 55,364                   18,418        39,068         15,272           1,216          99,603
Outstanding
 Net Assets (000's)                $549                     $200          $430           $183             $11          $1,368

2002
 Beginning Unit Value                                     $11.94        $12.57                          $8.80          $13.01
 Ending Unit Value                                         $8.77         $7.77                          $6.75          $10.91
 Number of Units                                          31,832        33,318                            995          98,384
Outstanding
 Net Assets (000's)                                         $279          $259                             $7          $1,073

2001
 Beginning Unit Value                                     $13.29        $10.64                         $10.05          $14.33
 Ending Unit Value                                        $11.94        $12.57                          $8.80          $13.01
 Number of Units                                          36,876        27,184                            809          47,996
Outstanding
 Net Assets (000's)                                         $440          $342                             $7            $625

2000
 Beginning Unit Value                                     $15.02        $11.44                          $9.85          $15.18
 Ending Unit Value                                        $13.29        $10.64                         $10.05          $14.33
 Number of Units                                          55,168        17,234                         17,767          54,059
Outstanding
 Net Assets (000's)                                         $733          $183                           $179            $775







                          PIMCO VIT   PIMCO VIT              Pioneer Growth                    Prudential        Schwab
                             Low        Total      Pioneer    Opportunities   Pioneer Small    Series Fund     MarketTrack
                          Duration     Return       Fund          Fund       Cap Value Fund  Equity Class II    Growth II

                         ----------------------------------------------------------------------------------------------------
                         ----------------------------------------------------------------------------------------------------

1999
 Beginning Unit Value                                 $13.86          $10.00                          $10.00          $12.80
 Ending Unit Value                                    $15.02          $11.44                           $9.85          $15.18
 Number of Units                                      77,732          19,507                             N/A          42,025
Outstanding
 Net Assets (000's)                                   $1,168            $223                             N/A            $638

1998
 Beginning Unit Value                                 $11.19                                                          $11.42
 Ending Unit Value                                    $13.86                                                          $12.80
 Number of Units                                      81,951                                                          46,663
Outstanding
 Net Assets (000's)                                   $1,136                                                            $597

1997
 Beginning Unit Value                                 $10.00                                                          $10.00
 Ending Unit Value                                    $11.19                                                          $11.42
 Number of Units                                      33,471                                                          17,850
Outstanding
 Net Assets (000's)                                     $375                                                            $204








                                                                                                                          Universal
                                                           DWS Dreman                                                 Institutional
                                Schwab Money   Schwab S&P    High Return   DWS Capital   DWS Growth &   DWS Small Cap     Fund U.S.
                                  Market          500       Equity VIP     Growth VIP    Income VIP      Index VIP     Real Estate*

                                  -------------------------------------------------------------------------------------------------
                                  -------------------------------------------------------------------------------------------------


Date Sub-Account Commenced         5/15/97        5/15/97      05/02/05        5/3/99        5/3/99          5/3/99         9/17/97
Operations

2005
 Beginning Unit Value                $12.05        $14.74        $10.00          $8.55         $8.36           $15.00        $22.42
 Ending Unit Value                   $12.27        $15.31        $10.79          $9.23         $8.80           $15.51        $26.02
 Number of Units Outstanding         481,922       402,180        25,509         19,327        36,036           48,062       57,727
 Net Assets (000's)                  $5,915        $6,156          $275           $178          $317             $745        $1,502

2004
 Beginning Unit Value                $12.04        $13.45                        $7.98         $7.66           $12.85        $16.58
 Ending Unit Value                   $12.05        $14.74                        $8.55         $8.36           $15.00        $22.42
 Number of Units Outstanding         480,649       383,040                       22,477        37,708           61,669       55,872
 Net Assets (000's)                  $5,829        $5,645                         $192          $315             $925        $1,253

2003
 Beginning Unit Value                $12.06        $10.58                        $6.34         $6.09            $8.85        $12.16
 Ending Unit Value                   $12.04        $13.45                        $7.98         $7.66           $12.85        $16.58
 Number of Units Outstanding         418,950       389,057                       15,696        33,949           89,623       53,856
 Net Assets (000's)                  $5,045        $5,231                         $125          $260           $1,151        $893

2002
 Beginning Unit Value                $12.00        $13.75                        $9.03         $7.99           $11.24        $12.36
 Ending Unit Value                   $12.06        $10.58                        $6.34         $6.09            $8.85        $12.16
 Number of Units Outstanding         507,990       348,653                       13,975        10,849           75,203       52,232
 Net Assets (000's)                  $6,125        $3,687                          $89           $66             $665        $635

2001
 Beginning Unit Value                $11.67        $15.79                       $11.30         $9.09           $11.10        $11.22
 Ending Unit Value                   $12.00        $13.75                        $9.03         $7.99           $11.24        $12.36
 Number of Units Outstanding         1,093,341       278,148                       17,131        16,180           52,551     26,658
 Net Assets (000's)                  $13,120        $3,825                         $155          $129             $591       $329

2000
 Beginning Unit Value                $11.11        $17.57                       $12.64         $9.36           $11.65        $8.94
 Ending Unit Value                   $11.67        $15.79                       $11.30         $9.09           $11.10        $11.22
 Number of Units Outstanding         810,042       255,805                       14,267        10,277            4,257       16,089
 Net Assets (000's)                  $9,452        $4,039                         $161           $93              $47        $180







                                                                                                                         Universal
                                                              DWS Dreman                                             Institutional
                               Schwab Money   Schwab S&P    High Return   DWS Capital   DWS Growth &  DWS Small Cap  Fund U.S. Real
                                    Market          500       Equity VIP     Growth VIP    Income VIP     Index VIP        Estate*

                               ----------------------------------------------------------------------------------------------------
                               ----------------------------------------------------------------------------------------------------

1999
 Beginning Unit Value                $10.69        $14.71                       $10.00        $10.00         $10.00          $9.33
 Ending Unit Value                   $11.11        $17.57                       $12.64         $9.36         $11.65          $8.94
 Number of Units Outstanding         408,367       270,917                        8,181           864          2,510          5,789
 Net Assets (000's)                  $4,537        $4,759                         $103            $8            $29            $52

1998
 Beginning Unit Value                $10.27        $11.58                                                                   $10.56
 Ending Unit Value                   $10.69        $14.71                                                                    $9.33
 Number of Units Outstanding         241,333       221,963                                                                    4,700
 Net Assets (000's)                  $2,581        $3,264                                                                      $44

1997
 Beginning Unit Value                $10.00        $10.00                                                                   $10.00
 Ending Unit Value                   $10.27        $11.58                                                                   $10.56
 Number of Units Outstanding         168,197        73,884                                                                      274
 Net Assets (000's)                  $1,727          $856                                                                       $3

* On September 22, 2000, the net assets of the Van Kampen Life Investment Trust
Morgan Stanley Real Estate Securities Portfolio were merged into this underlying
Portfolio. The data shown above reflects financial information for the Van
Kampen Life Investment Trust Morgan Stanley Real Estate Securities Portfolio until September 22, 2000, and for the Van Kampen Universal Institutional Funds
U.S. Real Estate Portfolio after that date.



                                                                   Wells Fargo
                                Van Kampen LIT   Van Kampen LIT  Advantage Multi
                                 Common Stock   Growth & Income     Cap Value

                                  ---------------------------------------------
                                  ---------------------------------------------


Date Sub-Account Commenced           05/02/05         05/02/05       05/03/99
Operations

2005
 Beginning Unit Value                      $10.00        $10.00        $11.55
 Ending Unit Value                         $10.60        $11.01        $13.34
 Number of Units Outstanding               13,602        13,481        28,311
 Net Assets (000's)                          $144        $148          $378

2004
 Beginning Unit Value                                                  $9.97
 Ending Unit Value                                                     $11.55
 Number of Units Outstanding                                           39,145
 Net Assets (000's)                                                    $452

2003
 Beginning Unit Value                                                  $7.27
 Ending Unit Value                                                     $9.97
 Number of Units Outstanding                                           62,422
 Net Assets (000's)                                                    $623

2002
 Beginning Unit Value                                                  $9.54
 Ending Unit Value                                                     $7.27
 Number of Units Outstanding                                           88,871
 Net Assets (000's)                                                    $646

2001
 Beginning Unit Value                                                  $9.24
 Ending Unit Value                                                     $9.54
 Number of Units Outstanding                                           82,944
 Net Assets (000's)                                                    $791

2000
 Beginning Unit Value                                                  $8.64
 Ending Unit Value                                                     $9.24
 Number of Units Outstanding                                           27,382
 Net Assets (000's)                                                    $253





                                                                Wells Fargo
                          Van Kampen LIT    Van Kampen LIT    Advantage Multi
                           Common Stock     Growth & Income      Cap Value

                         ------------------------------------------------------
                         ------------------------------------------------------

1999
 Beginning Unit Value                                                  $10.00
 Ending Unit Value                                                     $8.64
 Number of Units                                                       9,666
Outstanding
 Net Assets (000's)                                                    $84

1998
 Beginning Unit Value
 Ending Unit Value
 Number of Units
Outstanding
 Net Assets (000's)

1997
 Beginning Unit Value
 Ending Unit Value
 Number of Units
Outstanding
 Net Assets (000's)

-------------------------------------------------------------------------------
Appendix B--Market Value Adjustments
-------------------------------------------------------------------------------

The amount available for a full surrender, partial withdrawal or Transfer equals the amount requested plus or minus the Market Value Adjustment ("MVA"). The MVA is calculated by multiplying the amount requested by the market value adjustment factor ("MVAF").

The MVA formula

The MVA is determined using the following formula:

MVA = (amount applied) X (Market Value Adjustment Factor)
The MVAF is:
MVAF = {[(1 + i)/(1 + j)] N/12} - 1 Where:
o i is the U.S. Treasury Strip ask side yield as published in the Wall Street Journal on the last business day of the week prior to the date the stated rate of interest was established for the Guarantee Period. The term of i is measured in years and equals the term of the Guarantee Period, and
o j is the U.S. Treasury Strip ask side yield as published in the Wall Street Journal on the last business day of the week prior to the week the Guarantee Period is broken.

The term of j equals the remaining term to maturity of the Guarantee Period, rounded up to the higher number of years; and N is the number of complete months remaining until maturity. If N is less than 6, the MVA will equal 0.

Examples

Following are four examples of Market Value Adjustments illustrating (1) increasing interest rates, (2) decreasing interest rates, (3) flat interest rates (i and j are within .10% of each other), and (4) less than 6 months to maturity.

Example #1--Increasing Interest Rates
------------------------ ---------------------------
-----------------------  $25,000 on November 1, 1996
Deposit
------------------------ ---------------------------
------------------------ ---------------------------
Maturity date            December 31, 2006
------------------------ ---------------------------
------------------------ ---------------------------
Interest Guarantee       10 years
Period
------------------------ ---------------------------
------------------------ ---------------------------
i                        assumed to be 6.15%
------------------------ ---------------------------
------------------------ ---------------------------
Surrender date           July 1, 2001
------------------------ ---------------------------
------------------------ ---------------------------
j                        7.00%
------------------------ ---------------------------
------------------------ ---------------------------
Amount surrendered       $10,000
------------------------ ---------------------------
------------------------ ---------------------------
N                        65
------------------------ ---------------------------

MVAF   = {[(1 + i)/(1 + j)]N/12} - 1
       = {[1.0615/1.07]65/12} - 1
       = .957718 - 1
       =  -.042282

MVA    = (amount Transferred or surrendered) x MVAF = $10,000 x - .042282
       = - $422.82

Surrender Value = (amount Transferred or surrendered + MVA) x (1-CDSC) =
       ($10,000 + - $422.82) x (1-0)
       = $9,577.18


Example #2--Decreasing Interest Rates

------------------------ ---------------------------
Deposit                  $25,000 on November 1, 1996
------------------------ ---------------------------
------------------------ ---------------------------
Maturity date            December 31, 2006
------------------------ ---------------------------
------------------------ ---------------------------
Interest Guarantee       10 years
Period
------------------------ ---------------------------
------------------------ ---------------------------
i                        assumed to be 6.15%
------------------------ ---------------------------
------------------------ ---------------------------
Surrender date           July 1, 2000
------------------------ ---------------------------
------------------------ ---------------------------
j                        5.00%
------------------------ ---------------------------
------------------------ ---------------------------
Amount surrendered       $10,000
------------------------ ---------------------------
------------------------ ---------------------------
N                        65
------------------------ ---------------------------

MVAF   = {[(1 + i)/(1 + j)]N/12} - 1
       = {[1.0615/1.05]65/12} - 1
       = .060778

MVA    = (amount Transferred or surrendered) x MVAF
       = $10,000 x .060778
       = $607.78

Surrender Value = (amount Transferred or surrendered + MVA) x (1-CDSC)
       = ($10,000 + $607.78) x (1-0)
       = $10,607.78

Example #3--Flat Interest Rates
------------------------ ---------------------------
Deposit                  $25,000 on November 1, 1996
------------------------ ---------------------------
------------------------ ---------------------------
Maturity date            December 31, 2006
------------------------ ---------------------------
------------------------ ---------------------------
Interest Guarantee       10 years
Period
------------------------ ---------------------------
------------------------ ---------------------------
i                        assumed to be 6.15%
------------------------ ---------------------------
------------------------ ---------------------------
Surrender date           July 1, 2001
------------------------ ---------------------------
------------------------ ---------------------------
j                        6.24%
------------------------ ---------------------------
------------------------ ---------------------------
Amount surrendered       $10,000
------------------------ ---------------------------
------------------------ ---------------------------
N                        65
------------------------ ---------------------------

MVAF   = {[(1 + i)/(1 + j)]N/12} - 1
       = {[1.0615/1.0624]65/12} - 1
       = .995420 - 1
       = -.004580

MVA    = (amount Transferred or surrendered) x MVAF
       = $10,000 x -.004589
       = $-45.80

Surrender Value = (amount Transferred or surrendered + MVA) x (1-CDSC) =
       ($10,000 - $45.80) x (1-0)
       = $9,954.20

Example #4--N < 6 (less than 6 months to maturity)
------------------------ ---------------------------
Deposit                  $25,000 on November 1, 1996
------------------------ ---------------------------
------------------------ ---------------------------
Maturity date            December 31, 2006
------------------------ ---------------------------
------------------------ ---------------------------
Interest Guarantee       10 years
Period
------------------------ ---------------------------
------------------------ ---------------------------
I                        assumed to be 6.15%
------------------------ ---------------------------
------------------------ ---------------------------
Surrender date           July 1, 2006
------------------------ ---------------------------
------------------------ ---------------------------
J                        7.00%
------------------------ ---------------------------
------------------------ ---------------------------
Amount surrendered       $10,000
------------------------ ---------------------------
------------------------ ---------------------------
N                        5
------------------------ ---------------------------

MVAF   = {[(1 + i)/(1 + j)]N/12} - 1
       = {[1.0615/1.07]5/12} - 1
       = .99668 - 1
       = -.00332
However, N<6, so MVAF = 0

MVA    = (amount Transferred or surrendered) x MVAF
       = $10,000 x 0
       = $0

Surrender Value = (amount Transferred or surrendered + MVA) x (1-CDSC)
       = ($10,000 + $0) x (1-0)
       = $10,000

-------------------------------------------------------------------------------
Appendix C--Net Investment Factor
The net investment factor is determined by dividing (a) by (b), and subtracting
(c) from the result where:
(a) is the net result of:
1) the net asset value per share of the Portfolio shares determined as of the end of the current Valuation Period, plus
2) the per share amount of any dividend (or, if applicable, capital gain distributions) made by the Portfolio on shares if the "ex-dividend" date occurs during the current Valuation Period, plus or minus
3) a per unit charge or credit for any taxes incurred by or provided for in the Sub-Account, which is determined by First GWL&A to have resulted from the investment operations of the Sub-Account, and
(b) is the net asset value per share of the Portfolio shares determined as of the end of the immediately preceding valuation period, and
(c) is an amount representing the mortality and expense risk charge deducted from each Sub-Account on a daily basis. Such amount is equal to 0.85%.

The net investment factor may be greater than, less than, or equal to one. Therefore, the Accumulation Unit value may increase, decrease or remain unchanged.

The net asset value per share referred to in paragraphs (a)(1) and (b) above, reflects the investment performance of the Portfolio as well as the payment of Portfolio expenses.

                        VARIABLE ANNUITY-1 SERIES ACCOUNT



              Flexible Premium Deferred Variable Annuity Contracts


                                    issued by


                First Great-West Life & Annuity Insurance Company
                              50 Main Street, 9th
                                      Floor
                                White Plains, New
                                   York 10606
                            Telephone: (800) 537-2033






                       STATEMENT OF ADDITIONAL INFORMATION






        This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated May 1, 2006, which is available without charge by contacting the Annuity Administration Department, P.O. Box 173921, Denver, Colorado 80217-3921 or at 1-800-838-0649.



             The date of this Statement of Additional Information is
                                  May 1, 2006.

                                TABLE OF CONTENTS


                                                                     Page

GENERAL INFORMATION....................................................
FIRST GREAT-WEST LIFE &  ANNUITY INSURANCE COMPANY.....................
  AND  THE  VARIABLE ANNUITY-1 SERIES ACCOUNT..........................
CALCULATION OF ANNUITY PAYOUTS.........................................
  - Fixed Annuity Options..............................................
  - Variable Annuity Options...........................................
POSTPONEMENT OF PAYOUTS................................................
SERVICES...............................................................
  - Safekeeping of Series Account Assets...............................
  - Independent Registered Public Accounting Firm......................
  - Principal Underwriter..............................................
  - Administrative Services............................................
WITHHOLDING............................................................
FINANCIAL STATEMENTS...................................................

                              GENERAL INFORMATION
                              -------------------

        In order to supplement the description in the Prospectus, the following provides additional information about the Contracts and other matters which may be of interest to you. Terms not defined in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the heading "Definitions."

                FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                    AND THE VARIABLE ANNUITY-1 SERIES ACCOUNT


     First Great-West Life & Annuity Insurance Company (the "Company" or "First GWL&A") (formerly known as Canada Life Insurance Company of New York), the issuer of the Contract, is a New York corporation qualified to sell life insurance and annuity contracts in New York. It was qualified to do business on June 7, 1971. The Company is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company ("GWL&A"), a Colorado stock life insurance company. GWL&A is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Mr. Paul Desmarais, through a group of private holding companies that he controls, has voting control of Power Corporation of Canada.



     First GWL&A is rated by a number of nationally recognized rating agencies. The ratings represent the opinion of the rating agencies regarding the financial strength of the Company and its ability to meet ongoing obligations to policyholders. The ratings take into account an agreement whereby GWL&A has undertaken to provide First GWL&A with certain financial support related to maintaining required statutory surplus and liquidity.

Rating Agency                                  Measurement          Rating
------------------------------------------     ----------          ---------

 A.M. Best Company, Inc.                  Financial strength,
                                          operating performance,     A+(1)
                                          and business profile.

 Fitch, Inc.                              Financial strength         AA+(2)

 Standard & Poor's Corporation            Financial strength         AA(3)

(1) Superior (highest rating out of ten categories)
(2) Very Strong (second highest rating out of eight categories)
(3) Very Strong (second highest rating out of nine categories)


     The assets allocated to the Series Account are the exclusive property of the Company. Registration of the Series Account under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Series Account or of the Company by the Securities and Exchange Commission. The Company may accumulate in the Series Account proceeds from charges under the Contracts and other amounts in excess of the Series Account assets representing reserves and liabilities under the Contract and other variable annuity contracts issued by the Company. The Company may from time to time transfer to its general account any of such excess amounts. Under certain remote circumstances, the assets of one Sub-Account may not be insulated from liability associated with another Sub-Account.

                         CALCULATION OF ANNUITY PAYOUTS

        A.     Fixed Annuity Options

        The amount of each annuity payout under a fixed annuity option is fixed and guaranteed by the Company. On the Payout Commencement Date, the Annuity Account Value held in the Guarantee Period Fund, with a Market Value Adjustment, if applicable, less Premium Tax, if any, is computed and that portion of the Annuity Account Value which will be applied to the fixed annuity option selected is determined. The amount of the first monthly payment under the fixed annuity option selected will be at least as large as would result from using the annuity tables contained in the Contract to apply to the annuity option selected. The dollar amounts of any fixed annuity payouts will not vary during the entire period of annuity payouts and are determined according to the provisions of the annuity option selected.

        B.     Variable Annuity Options

        To the extent a variable annuity option has been selected, the Company converts the Accumulation Units for each Sub-Account held by you into Annuity Units at their values determined as of the end of the Valuation Period which contains the Payout Commencement Date. The number of Annuity Units paid for each Sub-Account is determined by dividing the amount of the first monthly payout by the Sub-Account's Annuity Unit Value on the fifth Valuation Date preceding the date the first payout is due. The number of Annuity Units used to calculate each payout for a Sub-Account remains fixed during the annuity payout period.

        The first payout under a variable annuity payout option will be based on the value of each Sub-Account on the fifth Valuation Date preceding the Payout Commencement Date. It will be determined by applying the appropriate rate to the amount applied under the payout option. Payouts after the first will vary depending upon the investment experience of the Sub-Accounts. The subsequent amount paid is determined by multiplying (a) by (b) where (a) is the number of Annuity Units to be paid and (b) is the Annuity Unit value on the fifth Valuation Date preceding the date the annuity payout is due. The total amount of each variable annuity payout will be the sum of the variable annuity payouts for each Sub-Account.

                             POSTPONEMENT OF PAYOUTS

        With respect to amounts allocated to the Series Account, payout of any amount due upon a total or partial surrender, death or under an annuity option will ordinarily be made within seven days after all documents required for such payout are received by the Annuity Administration Department. However, the determination, application or payout of any death benefit, Transfer, full surrender, partial withdrawal or annuity payout may be deferred to the extent dependent on Accumulation or Annuity Unit Values, for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, for any period during which any emergency exists as a result of which it is not reasonably practicable for the Company to determine the investment experience of such Accumulation or Annuity Units or for such other periods as the Securities and Exchange Commission may by order permit for the protection of investors.

                                    SERVICES

        A.     Safekeeping of Series Account Assets

        The assets of the Series Account are held by First GWL&A. The assets of the Series Account are kept physically segregated and held separate and apart from the general account of First GWL&A. First GWL&A maintains records of all purchases and redemptions of shares of the underlying Portfolios. Additional protection for the assets of the Series Account is afforded by a financial institution bond that includes fidelity coverage issued to Great-West Lifeco Inc. and subsidiary companies in the amount of $50 million (Canadian) per occurrence and $100 million (Canadian) in the aggregate, which covers all officers and employees of First GWL&A.

        B. Independent Registered Public Accounting Firm

        Deloitte & Touche LLP, 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202, serves as First GWL&A's and the Series Account's Independent Registered Public Accounting Firm. Deloitte & Touche LLP examines financial statements for First GWL&A and the Series Account and provides other audit, tax and related services.

        The following financial statements, audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, as set forth in their reports appearing therein, are included in this Statement of Additional Information as referenced in the prospectus:


o       Statement of assets and liabilities of Variable Annuity
        Account of First Great-West Life & Annuity Insurance Company as of December 31, 2005, by investment division, and the related statements of operations for the year then ended, by investment division, and statements of changes in net assets for each of the two years in the period then ended, by investment division;

o Balance sheets of Canada Life Insurance Company of New York as of December 31, 2004 and 2003, and the related statement of income, stockholder's equity and cash flows for the year ended
        December 31, 2004; and


o Balance sheets of First Great-West Life & Annuity Insurance Company as of December 31, 2005 and 2004, and the related statements of income, stockholder's equity and cash flows for the years then ended.




        C.     Principal Underwriter

        The offering of the Contracts is made on a continuous basis by GWFS Equities, Inc. ("GWFS"), an affiliate of First GWL&A. GWFS is a Delaware corporation and is a member of the NASD. The Company does not anticipate discontinuing the offering of the Contract, although it reserves the right to do so. The Contract generally will be issued for Annuitants from birth to age ninety. The aggregate dollar amount of commissions paid to, and retained by, GWFS or any previous principal underwriter for the Contracts was zero for the last three fiscal years.

        D.     Administrative Services


        First GWL&A and GWL&A have entered into an Administrative Services Agreement dated August 1, 2003, as amended. Pursuant to the agreement, GWL&A performs certain corporate support services, investment services and other back office administrative services for First GWL&A. In addition, certain of GWL&A's property, equipment, and facilities are made available for First GWL&A for its operations. All charges for services and use of facilities to the extent practicable reflect actual costs, and are intended to be in accordance with New York Insurance Laws. The total compensation paid to GWL&A in connection with these services for the last three fiscal years was $1,470,800 for 2005, $1,021,700 for 2004 and $158,100 for 2003.

        Certain administrative services are provided by GWFS to assist First GWL&A in processing the Contracts. These services are described in written agreements between GWFS and First GWL&A. The total compensation paid to GWFS in connection with these services was zero for the last three fiscal years.

                                   WITHHOLDING

        Annuity payouts and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payouts from which taxes are withheld.

        Notwithstanding the recipient's election, withholding may be required with respect to certain payouts to be delivered outside the United States and with respect to certain distributions from certain types of qualified retirement plans, unless the proceeds are transferred directly to another qualified retirement plan. Moreover, special "backup withholding" rules may require the Company to disregard the recipient's election if the recipient fails to supply the Company with a taxpayer identification number ("TIN") (social security number for individuals), or if the Internal Revenue Service notifies the Company that the TIN provided by the recipient is incorrect.


                              FINANCIAL STATEMENTS

        The financial statements of First Great-West Life & Annuity Insurance Company should be considered only as bearing upon Depositor's ability to meet its obligations under the Contracts, and they should not be considered as bearing on the investment performance of the Series Account. The variable interests of Contract Owners under the Contracts are affected solely by the investment results of the Series Account.

        FIRST GREAT-WEST LIFE & ANNUITY
                 INSURANCE COMPANY (A wholly-owned subsidiary of
                  Great-West Life & Annuity Insurance Company)

               Financial Statements as of and for the Years Ended
                         December 31, 2005 and 2004 and
             Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Stockholder of First Great-West Life & Annuity Insurance Company
Greenwood Village, Colorado

We have audited the accompanying balance sheets of First Great-West Life & Annuity Insurance Company (the Company) as of December 31, 2005 and 2004, and the related statements of income, stockholder's equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of First Great-West Life & Annuity Insurance Company as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1, the 2004 financial statements have been restated to give effect to the merger of First Great-West Life & Annuity Insurance Company and Canada Life Insurance Company of New York which has been accounted for as a business combination in accordance with Statement of Financial Accounting Standards No. 141, "Business Combinations."





March 9, 2006

                FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                                 BALANCE SHEETS
                           DECEMBER 31, 2005 AND 2004
                      (In Thousands, Except Share Amounts)




                                                                           December 31,
                                                             -----------------------------------------
                                                                    2005                2004(1)
                                                             -------------------   -------------------
                                                             -------------------   -------------------
ASSETS
INVESTMENTS:
 Fixed maturities, available-for-sale, at fair value
  (amortized cost $391,520 and $421,863)                  $        394,783      $        432,002
 Equity investments, at fair value (cost $20 and $20)                   52                    50
 Mortgage loans on real estate (net of allowances
  of $802 and $850)                                                 89,948                79,628
 Policy loans                                                       13,153                13,145
 Short-term investments, available-for-sale (cost
  approximates fair value)                                          25,357                46,623
                                                             -------------------   -------------------
     Total investments                                             523,293               571,448
                                                             -------------------   -------------------
OTHER ASSETS:
 Cash                                                                1,179                   693
 Reinsurance receivable:
   Related party                                                    37,392                34,532
   Other                                                            11,478                 9,027
 Deferred policy acquisition costs                                  10,370                 8,991
 Investment income due and accrued                                   4,074                 4,526
 Amounts receivable related to uninsured accident
  and health plan claims (net of allowances of
  $566 and $686)                                                       933                   901
 Premiums in course of collection (net of
  allowances of $15 and $24)                                         1,646                 1,823
 Deferred income taxes                                               2,665                 7,759
 Other assets                                                        6,201                 3,362
SEPARATE ACCOUNT ASSETS                                             68,944                60,331
                                                             -------------------   -------------------

TOTAL ASSETS                                              $        668,175      $        703,393
                                                             ===================   ===================
                                                             ===================   ===================







(1) Restated to reflect the merger as discussed in Note 1 to the financial statements.

See notes to financial statements.
                                                                                      (Continued)


                FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                                 BALANCE SHEETS
                           DECEMBER 31, 2005 AND 2004
                      (In Thousands, Except Share Amounts)




                                                                           December 31,
                                                             -----------------------------------------
                                                                    2005                2004(1)
                                                             -------------------   -------------------
LIABILITIES AND STOCKHOLDER'S EQUITY
POLICY BENEFIT LIABILITIES:
 Policy reserves                                         $        499,392       $      494,858
 Policy and contract claims                                         6,272                5,817
 Policyholders' funds                                               5,375                5,579
 Provision for policyholders' dividends                             1,600                1,600
 Undistributed earnings on participating business                   2,403                2,535
GENERAL LIABILITIES:
 Due to parent and affiliates                                       2,275                3,677
 Bank overdrafts                                                    2,368                2,567
 Repurchase agreements                                             13,395               31,830
 Other liabilities                                                  3,142                6,115
SEPARATE ACCOUNT LIABILITIES                                       68,944               60,331
                                                             -------------------  --------------------
     Total liabilities                                            605,166              614,909
                                                             -------------------  --------------------

COMMITMENTS AND CONTINGENCIES                                         -                    -

STOCKHOLDER'S EQUITY:
 Common stock, $1,000 par value; 10,000 shares
  authorized; 2,500 shares issued and outstanding                   2,500                2,500
 Additional paid-in capital                                        56,350               56,350
 Accumulated other comprehensive income                              (491)               3,772
 Retained earnings                                                  4,650               25,862
                                                             -------------------  --------------------
                                                             -------------------  --------------------
     Total stockholder's equity                                    63,009               88,484
                                                             -------------------  --------------------
                                                             -------------------  --------------------

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY               $        668,175       $      703,393
                                                             ===================  ====================









(1) Restated to reflect the merger as discussed in Note 1 to the financial statements.

See notes to financial statements.





                FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                              STATEMENTS OF INCOME
                     YEARS ENDED DECEMBER 31, 2005 AND 2004
                                 (In Thousands)




                                                                     Year Ended December 31,
                                                             ----------------------------------------
                                                                    2005               2004(1)
                                                             -------------------  -------------------
                                                             -------------------  -------------------
REVENUES:
  Premium income:
  Related party (net of premiums ceded totaling
    $8,097 and $8,270)                                   $         (8,097)      $       (8,270)
  Other (net of premiums ceded totaling
   $3,053 and $4,708)                                              32,594               32,752
 Fee income                                                         7,255                5,554
 Net investment income                                             28,987               27,968
 Net realized (losses) gains on investments                          (917)               5,753
                                                             -------------------  -------------------
                                                             -------------------  -------------------
     Total revenues                                                59,822               63,757
                                                             -------------------  -------------------
BENEFITS AND EXPENSES:
 Life and other policy benefits (net of
 reinsurance
  recoveries of $6,061 and $5,260)                                 30,958               35,635
 Decrease in policy reserves:
   Related party                                                   (2,859)                 944
   Other                                                           (3,221)              (9,937)
 Interest paid or credited to contractholders                      10,456               10,599
 General and administrative expenses                               12,307               14,182
 Provision for policyholders' share of earnings on
   participating business                                              54                   -
 Dividends to policyholders                                         1,686                  477
                                                             -------------------  -------------------
                                                             -------------------  -------------------
     Total benefits and expenses                                   49,381               51,900
                                                             -------------------  -------------------
INCOME BEFORE INCOME TAXES                                         10,441               11,857
PROVISION FOR INCOME TAXES:
 Current                                                           (2,812)               6,363
 Deferred                                                           7,465               (1,695)
                                                             -------------------  -------------------
                                                             -------------------  -------------------
     Total income taxes                                             4,653                4,668
                                                             -------------------  -------------------
                                                             -------------------  -------------------

NET INCOME                                                 $        5,788       $        7,189
                                                             ===================  ===================
                                                             ===================  ===================











(1) Restated to reflect the merger as discussed in Note 1 to the financial statements.


See notes to financial statements.

                FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                       STATEMENTS OF STOCKHOLDER'S EQUITY
                     YEARS ENDED DECEMBER 31, 2005 AND 2004
                                 (In Thousands)




                                                                                Accumulated
                                                               Additional          Other
                                              Common            Paid-In        Comprehensive         Retained
                                               Stock            Capital        Income (Loss)         Earnings             Total
                                          ----------------
                                          ----------------   ---------------   ----------------   ----------------   ---------------
BALANCES, JANUARY 1, 2004(1)           $        2,500             56,350    $        6,294     $       18,673     $       83,817
 Net income                                                                                             7,189              7,189
 Other comprehensive loss                                                           (2,522)                               (2,522)
                                                                                                                     ---------------
                                                                                                                     ---------------
Total comprehensive income                                                                                                 4,667
                                          ----------------   ---------------   ----------------   ----------------   ---------------
                                          ----------------   ---------------   ----------------   ----------------   ---------------
BALANCES, DECEMBER 31, 2004(1)                  2,500             56,350             3,772             25,862             88,484
 Net income                                                                                             5,788              5,788
 Other comprehensive loss                                                           (4,263)                               (4,263)
                                                                                                                     ---------------
                                                                                                                     ---------------
 Total comprehensive income                                                                                                1,525
 Dividends                                                                                            (27,000)           (27,000)
                                          ----------------   ---------------   ----------------   ----------------   ---------------
                                          ----------------   ---------------   ----------------   ----------------   ---------------
BALANCES, DECEMBER 31, 2005            $        2,500             56,350    $         (491)    $        4,650     $       63,009
                                          ================   ===============   ================   ================   ===============










         (1) Restated to reflect the merger as discussed in Note 1 to the financial statements.


See notes to financial statements.

                FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                     YEARS ENDED DECEMBER 31, 2005 AND 2004
                                 (In Thousands)

                                                                       Year Ended December 31,
                                                               ----------------------------------------
                                                                                 ---
                                                                     2005                2004(1)
                                                               ------------------   -------------------
                                                               ------------------   -------------------
OPERATING ACTIVITIES:
 Net income                                                 $         5,788      $        7,189
 Adjustments to reconcile net income to net
  cash provided by operating activities:
   Undistributed earnings to participating                               54                  -
   policyholders
   Amortization of premiums and discounts on                            226               6,817
   investments
   Net realized losses (gains) on sale of investments                   917              (5,753)
   Depreciation and amortization                                      2,765               4,877
   Deferral of acquisition costs                                     (4,141)             (6,152)
   Deferred income taxes                                              7,465              (1,695)
 Changes in assets and liabilities:
   Accrued interest and policyholder receivables                        597                 403
   Policy benefit liabilities                                         3,022             (14,702)
   Reinsurance receivable                                            (5,311)             10,411
   Other, net                                                        (5,856)              1,306
                                                               ------------------   -------------------
                                                               ------------------   -------------------
     Net cash provided by operating activities                        5,526               2,701
                                                               ------------------   -------------------
                                                               ------------------   -------------------

INVESTING ACTIVITIES:
 Proceeds from sales, maturities and
  redemptions of investments:
   Fixed maturities available-for-sale                              655,797             582,871
   Mortgage loans on real estate                                     15,122              17,940
   Equity investments                                                    -               13,131
 Purchases of investments:
   Fixed maturities available-for-sale                             (625,696)           (604,395)
   Mortgage loans on real estate                                    (26,150)             (2,656)
 Net change in short-term investments                                21,266             (27,906)
 Other, net                                                            (113)                 -
                                                               ------------------   -------------------
                                                               ------------------   -------------------
     Net cash provided by (used in) investing                        40,226             (21,015)
activities
                                                               ------------------   -------------------
                                                               ------------------   -------------------

FINANCING ACTIVITIES:
 Contract deposits                                                    8,930               9,628
 Contract withdrawals                                                (7,160)            (12,157)
 Change in due to parent and affiliates                              (1,402)             (3,350)
  Dividends                                                         (27,000)                 -
  Change in bank overdrafts                                            (199)             (1,692)
 Net borrowings under repurchase agreements                         (18,435)             20,793
                                                               ------------------   -------------------
                                                               ------------------   -------------------
     Net cash (used in) provided by financing                       (45,266)             13,222
activities
                                                               ------------------   -------------------
                                                               ------------------   -------------------

Net increase (decrease) in cash                                         486              (5,092)
Cash, beginning of year                                                 693               5,785
                                                               ------------------   -------------------
Cash, end of year                                           $         1,179      $          693
                                                               ==================   ===================
                                                               ==================   ===================

Supplemental disclosure of cash flow information:
 Cash paid during the year for income taxes                 $          818       $        3,121

(1) Restated to reflect the merger as discussed in Note1 to the financial statements.

See notes to financial statements.

                FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 2005 AND 2004
                  (Dollars In Thousands, Except Share Amounts)


1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      Organization - First Great-West Life & Annuity Insurance Company (the "Company"), a wholly-owned direct subsidiary of Great-West Life & Annuity Insurance Company ("GWLA") emerged as the result of the combination and merger of two wholly-owned subsidiaries of GWLA. On December 31, 2005, First Great-West Life & Annuity Insurance Company ("FGWLA") merged with and into Canada Life Insurance Company of New York ("CLNY"). Upon completion of the merger, CLNY's name was changed to that of the Company. The combination and merger has been accounted for as a "reorganization of businesses under common control" and, accordingly, the assets and liabilities of FGWLA and CLNY and the results of their operations have been combined at their historical cost basis as if the combination and merger had taken place at the beginning of the earliest period presented.

      The Company offers individual and group life insurance, individual and group annuity products and group accident and health products. The Company was incorporated as a stock life insurance company in the State of New York and is subject to regulation by the New York Department of Insurance.

      Basis of presentation - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates are required to account for policy reserves, allowances for credit losses, deferred policy acquisition costs, derivative instruments, valuation of privately placed fixed maturities and taxes on income. Actual results could differ from those estimates.

      Certain reclassifications have been made to the 2004 financial statements and related notes to conform to the 2005 presentation. These changes in classification had no effect on previously reported stockholder's equity or net income.

      Significant accounting policies

      Investments - Investments are reported as follows:

      1. The Company has classified its fixed maturity investments as available-for-sale and carries them at fair value with the net unrealized gains and losses, net of deferred taxes, reported as accumulated other comprehensive income (loss) in the stockholder's equity section in the accompanying balance sheets. Net unrealized gains and losses related to participating contract policies are recorded as undistributed earnings on participating business in the accompanying balance sheets.

           Premiums and discounts are recognized as a component of net investment income using the scientific interest method. Realized gains and losses and declines in value determined to be other-than-temporary are included in net realized gains (losses) on investments.

      2. Mortgage loans on real estate are carried at their unpaid balances adjusted for any unamortized premiums or discounts and any uncollectible accounts. Interest income is accrued on the unpaid principal balance. Discounts and premiums are amortized to net investment income using the scientific interest method. Accrual of interest is discontinued on any impaired loans where collection of interest is doubtful.

           The Company maintains an allowance for credit losses at a level that is sufficient to absorb credit losses on its impaired loans in management's opinion. Management's judgment is based upon past loss experience, current and projected economic conditions and extensive situational analysis of each individual loan. The measurement of impaired loans is based on the fair value of the collateral.

3. Equity investments are carried at fair value with net unrealized gains and losses, net of deferred taxes, reported as accumulated other comprehensive income (loss) in the stockholder's equity section of the accompanying balance sheets. The Company classifies its equity investments as available-for-sale.

      4. Policy loans are carried at their unpaid balances.

      5. Short-term investments include securities purchased with initial maturities of one year or less and are carried at amortized cost. The Company considers short-term investments to be available-for-sale and amortized cost approximates fair value.

      6. Gains and losses realized upon the disposal of investments are determined on a specific identification basis.

      7. From time to time, the Company may employ a trading strategy that involves the sale of mortgage securities with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. Proceeds of the sale are reinvested in other securities and may enhance the current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to interest income. During the period between the sale and repurchase, the Company will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty files for bankruptcy or becomes insolvent. In such cases, the Company's right to repurchase the security may be restricted. Amounts owed to brokers under these arrangements are included in repurchase agreements in the accompanying balance sheets. The liability is collateralized by securities with approximately the same value.

      Derivative financial instruments - All derivatives, whether designated as hedging relationships or not, are recorded on the balance sheets at fair value. Accounting for the ongoing changes in fair value of a derivative depends on the intended use of the derivative and its designation as determined when the derivative contract is entered into. If the derivative is designated as a fair value hedge, the changes in the fair value of the derivative and of the hedged item attributable to the hedged risk are recognized in earnings. If the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in accumulated other comprehensive income on the Company's balance sheets and are recognized in the income statements when the hedged item affects earnings. Changes in the fair value of derivatives not qualifying for hedge accounting and the ineffective portion of cash flow hedges are recognized in net investment income in the period of change.

      Cash - Cash includes only amounts in demand deposit accounts.

      Bank overdrafts - The Company's cash management system provides for the reimbursement of all major bank disbursement accounts on a daily basis. Checks issued but not yet presented to banks for payment frequently result in overdraft balances for accounting purposes and are included in other liabilities in the accompanying balance sheets. At December 31, 2005 and 2004, this liability was $2,368 and $2,567, respectively.

      Deferred policy acquisition costs - Policy acquisition costs, which primarily consist of sales commissions and costs associated with the Company's sales representatives related to the production of new business, have been deferred to the extent recoverable. The recoverability of such costs is dependent upon the future profitability of the related business. These costs are variable in nature and are dependent upon sales volume. Deferred costs associated with the annuity products are being amortized over the life of the contracts in proportion to the emergence of gross profits. Retrospective adjustments of these amounts are made when the Company revises its estimates of current or future gross profits. Deferred costs associated with traditional life insurance are amortized over the premium-paying period of the related policies in proportion to premium revenues recognized. Amortization of deferred policy acquisition costs was $2,771 and $4,302 during the years ended December 31, 2005 and 2004, respectively.

      Separate accounts - Separate account assets and related liabilities are carried at fair value in the accompanying balance sheets. The Company's separate accounts invest in shares of Maxim Series Fund, Inc., an open-end management investment company, which is an affiliate of GWLA, and shares of other non-affiliated mutual funds and government and corporate bonds. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contract holders and, therefore, are not included in the Company's statements of income. Revenues of the Company from the separate accounts consist of contract maintenance fees, administrative fees and mortality and expense risk charges.

      Life insurance and annuity policy reserves - Life insurance and annuity policy reserves with life contingencies in the amounts of $450,000 and $444,283 at December 31, 2005 and 2004, respectively, are computed on the basis of estimated mortality, investment yield, withdrawals, future maintenance and settlement expenses and retrospective experience rating premium refunds. Annuity policy reserves without life contingencies in the amounts of $48,589 and $49,302 at December 31, 2005 and 2004,
      respectively, are established at the contract holder's account value.

      Reinsurance - Policy reserves and policy and contract claims ceded to other insurance companies are carried as a reinsurance receivable on the balance sheets. The cost of reinsurance related to long duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

      Policy and contract claims - Policy and contract claims include provisions for claims incurred but not reported and claims in the process of settlement. The provision for claims incurred but not reported are valued based primarily on the Company's prior experience. The claims in the process of settlement are valued in accordance with the terms of the related policies and contracts.

      Participating fund account - The Company sells participating policies in which the policyholder shares in the Company's earnings through policyholder dividends that reflect the difference between the premium charged and the actual experience. The amount of dividends to be paid from undistributed earnings on participating business is determined annually by the Board of Directors.

      Recognition of premium and fee income and benefits and expenses - Life insurance premiums are recognized when due. Annuity contract premiums with life contingencies are recognized as received. Accident and health premiums are earned on a monthly pro rata basis. Revenues for annuity and other contracts without significant life contingencies consist of contract charges for the cost of insurance, contract administration and surrender fees that have been assessed against the contract account balance during the period and are recognized when earned. Fee income is derived primarily from contracts for claim processing or other administrative services related to uninsured business and from assets under management. Fees from contracts for claim processing or other administrative services are recorded as the services are provided. Fees from assets under management, which consist of contract maintenance fees, administration fees and mortality and expense risk charges, are recognized when due. Benefits and expenses on policies with life contingencies are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for policy reserves. The average interest-crediting rate on annuity products was approximately 3.2% during the years ended December 31, 2005 and 2004.

      Income taxes - Income taxes are recorded using the asset and liability method of recognition in which the recognition of deferred tax assets and liabilities for expected future tax consequences of events have been recognized in the Company's financial statements or tax returns. In estimating future tax consequences, all expected future events (other than the enactments or changes in the tax laws or rules) are considered. Although realization is not assured, management believes it is more likely than not that the deferred tax asset will be realized.

      Regulatory requirements - In accordance with the requirements of the New York State Department of Insurance (the "Department"), the Company must demonstrate that it maintains adequate capital. At December 31, 2005 and 2004, the Company was in compliance with the requirement (See Note 7).

      In accordance with the requirements of the regulatory authorities in the states in which the Company conducts its business, it is required to maintain deposits with those authorities for the purpose of security for policy and contract holders. The Company generally fulfills this requirement with the deposit of United States government obligations.

      Application of recent accounting pronouncements - In November 2005, the FASB issued Staff Position No. FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1 and 124-1"). FSP 115-1 and 124-1 supersedes Emerging Issues Task Force Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" and amends Statement of Financial Accounting Standards No. 115 "Accounting for Certain Investments in Debt and Equity Securities," Statement of Financial Accounting Standards No. 124 "Accounting for Certain Investments Held by Not-for-Profit Organizations" and Accounting Principles Board Opinion No. 18 "The Equity Method of Accounting for Investments in Common Stock." FSP 115-1 and 124-1 addresses the determination as to when an investment is considered impaired, whether that impairment is other-than-temporary and the measurement of an impairment loss. FSP 115-1 and 124-1 also includes provisions for accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. FSP 115-1 and 124-1 is effective for reporting periods beginning after December 15, 2005 with earlier adoption permitted. The Company adopted FSP 115-1 and 124-1 during its fiscal quarter ended December 31, 2005. The adoption of FSP 115-1 and 124-1 did not have a material effect on the Company's consolidated financial position or results of its operations.

2.     RELATED-PARTY TRANSACTIONS

      The Company and GWLA have service agreements whereby GWLA administers, distributes and underwrites business for the Company and administers its investment portfolio. The amounts recorded are based upon estimated costs incurred and resources expended. These transactions are summarized as follows:

                                                                        Year Ended December 31,
                                                                    --------------------------------
                                                                         2005             2004
                                                                    ---------------   --------------
                                                                    ---------------   --------------
      Investment management expense included in
         net investment income                                    $       178       $        141
      Administrative and underwriting services
         included in general and administrative                         7,234              7,427
       expenses
                                                                    ---------------   --------------
          Total                                                   $     7,412       $      7,568
                                                                    ===============   ==============

      The Company and GWLA have an agreement whereby GWLA has committed to provide financial support related to the maintenance of adequate regulatory surplus and liquidity.


3.

SUMMARY OF INVESTMENTS

      The following table summarizes fixed maturity securities and equity investments available-for-sale at December 31, 2005:

                             Amortized       Unrealized     Unrealized         Fair         Carrying
     Fixed Maturities:          Cost           Gains          Losses          Value           Value
                            -------------   -------------  -------------   -------------   ------------
      U.S. Government direct obligations
      and U.S. agencies   $    92,545     $     3,697    $      665      $     95,577    $  95,577
     Obligations of U.S.
       states and their
       subdivisions             1,379              83            22             1,440       1,440
     Foreign government           500             -              23               477       477
     Corporate debt
      securities              148,133           3,710         2,862           148,981       148,981
      Mortgage-backed
      and asset-backed
      securities              148,963           1,242         1,897           148,308       148,308
                            -------------   -------------  -------------   -------------   ------------
                            -------------   -------------  -------------   -------------   ------------
     Total fixed
      maturities          $   391,520     $     8,732    $    5,469      $    394,783    $  394,783
                            =============   =============  =============   =============   ============
                            =============   =============  =============   =============   ============

     Total equity
      investments         $        20     $        32    $       -       $         52    $  52
                            =============   =============  =============   =============   ============

      The following table summarizes fixed maturity securities and equity investments available-for-sale at December 31, 2004:

                             Amortized       Unrealized     Unrealized         Fair         Carrying
      Fixed Maturities:         Cost           Gains          Losses          Value           Value
                            -------------   -------------  -------------   -------------   ------------
       U.S. Government
       direct
       obligations and    $   139,690     $     3,691    $    1,283      $    142,098    $  142,098
       U.S. agencies
      Obligations of U.S.
        states and their
        subdivisions            2,009             120            16             2,113       2,113
      Corporate debt
         securities           145,727           6,268           869           151,126       151,126
       Mortgage-backed
       and asset-backed
       securities             134,437           2,665           436           136,666       136,666
       Derivative
       instruments                 -               12             -                12             12
                            -------------   -------------  -------------   -------------   ------------
      Total fixed
       maturities         $   421,863     $    12,756    $    2,604      $    432,015    $  432,015
                            =============   =============  =============   =============   ============

      Total equity
       investments        $        20     $      30      $       -       $         50    $  50
                            =============   =============  =============   =============   ============

      See Note 4 for additional information on policies regarding estimated fair value of fixed maturities.

      The amortized cost and estimated fair value of fixed maturities at December 31, 2005, by projected maturity, are shown below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                      December 31, 2005
                                                           -----------------------------------------
                                                           -----------------------------------------
                                                                Amortized             Estimated
                                                                  Cost               Fair Value
                                                           --------------------   ------------------
                                                           --------------------   ------------------
      Due in one year or less                           $         25,420       $         25,512
      Due after one year through five years                       64,667                 65,563
      Due after five years through ten years                      45,828                 46,232
      Due after ten years                                         70,988                 73,544
      Mortgage-backed and asset-backed securities                184,617                183,932
                                                           --------------------   ------------------
                                                        $        391,520       $        394,783
                                                           ====================   ==================

      Mortgage-backed and asset-backed securities include collateralized mortgage obligations that consist primarily of sequential and planned amortization classes with final stated maturities of two to thirty years and expected average lives of less than one to fifteen years. Prepayments on all mortgage-backed securities are monitored monthly and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments.

      The following table summarizes information regarding the sales of fixed maturities for the years ended December 31, 2005 and 2004:

                                                                        Year Ended December 31,
                                                                    --------------------------------
                                                                         2005             2004
                                                                    ---------------  ---------------
      Proceeds from sales                                         $    618,306     $    339,245
      Gross realized gains from sales                                    1,129            3,090
      Gross realized losses from sales                                  (2,211)          (1,152)

      Derivative financial instruments - The Company makes limited use of derivative financial instruments to manage interest rate, market and credit risk. Derivatives are not used for speculative purposes.

      The Company controls the credit risk of its derivative contracts through credit approvals, limits and monitoring procedures. Risk of loss is generally limited to the fair value of derivative instruments and not to the notional or contractual amounts of the derivatives. As the Company generally enters into derivative transactions only with high quality institutions, no losses associated with non-performance of derivative financial instruments have occurred or are expected to occur.

      Derivatives not designated as hedging instruments - The Company attempts to match the timing of when interest rates are committed on insurance products and other new investments. However, timing differences may occur and can expose the Company to fluctuating interest rates. To offset this risk, the Company uses U.S. Treasury futures as a method of adjusting the duration of the overall portfolio of investments.

      The Company occasionally purchases a financial instrument that contains a derivative instrument that is "embedded" within the financial instrument. Upon purchasing the instrument, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e. the host contract) and whether a separate instrument with the same terms as the embedded instrument could meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and carried at fair value. Although the above-mentioned derivatives are effective hedges from an economic standpoint, they do not meet the requirements for hedge accounting treatment under Statement of Financial Accounting Standards No. 133 "Accounting for Derivative Instruments and Hedging Activities" ("SFAS No. 133"), as amended. As such, periodic changes in the market value of these instruments are recorded in net investment income. During the years ended December 31, 2005 and 2004, net investment income was decreased by $170 and increased by $591, respectively, from market value changes of derivatives not receiving hedge accounting treatment.

      The following tables summarize derivative financial instruments at December 31, 2005 and 2004:

                                         Notional
     December 31, 2005                    Amount         Strike / Swap Rate         Maturity
     -------------------------------- ---------------  -----------------------  -----------------
     --------------------------------
     Credit default swaps            $    6,000                0.535%              April 2007
     Futures:
       Five year U.S. Treasury:
         Long position                    4,500                 N/A                March 2006

                                         Notional
     December 31, 2004                    Amount         Strike / Swap Rate         Maturity
     -------------------------------- ---------------  -----------------------  -----------------
     --------------------------------
     Credit default swaps            $    6,000                0.535%              April 2007
     Futures:
       Five year U.S. Treasury:
         Long position                    4,500                 N/A                March 2005
       Ten year U.S. Treasury:
         Long position                    5,600                 N/A                March 2005
       Thirty year U.S. Treasury:
         Short position                     800                 N/A                March 2005

      The following table summarizes information with respect to impaired mortgage loans at December 31, 2005 and 2004:

                                                                          December 31,
                                                                 --------------------------------
                                                                 --------------------------------
                                                                      2005             2004
                                                                 ---------------  ---------------

     Loans, net of allowance for credit losses of $0 and      $        -        $      284
        $0
     Average balance of impaired loans during the year                142               57
     Interest income recognized while impaired                         -                (2)

      The following table summarizes the activity in the allowance for mortgage loan credit losses for the years ended December 31, 2005 and 2004:

                                                                      2005             2004
                                                                 ---------------  ---------------
                                                                 ---------------  ---------------
     Balance, January 1                                       $       850       $       -
     Provisions                                                        -              850
     Amounts written off, net of recoveries                            (48)             -
                                                                 ---------------  ---------------
     Balance, December 31                                     $        802      $     850
                                                                 ===============  ===============

      The changes to the allowance for mortgage loan credit losses are recorded in net realized gains on investments.

      Securities pledged, restricted assets and special deposits - The Company pledges investment securities it owns to unaffiliated parties through certain transactions, including securities sold under agreements to repurchase, futures contracts and state regulatory deposits. The Company had securities on deposit with governmental authorities or trustees as required by certain insurance laws with carrying values in the amounts of $5,474 and $5,493 at December 31, 2005 and 2004, respectively. Additionally, the fair value of margin deposits related to futures contracts was approximately $120 at December 31, 2005 and 2004.

      Impairment of fixed maturities - The Company classifies all of its fixed maturities as available-for-sale and marks them to market with the related net gain or loss, net of policyholder related amounts and deferred taxes, being recorded in other comprehensive income in the stockholder's equity section in the accompanying balance sheets. All securities with gross unrealized losses at the balance sheet date are subjected to the Company's process for identifying other-than-temporary impairments.

      The Company writes securities down to their fair values when it deems a security to be other-than-temporarily impaired. A realized loss is recorded in the period the securities are deemed to be so impaired, and adjusts the cost basis of the securities accordingly. The Company does not adjust the revised cost basis for subsequent recoveries in value.

      The assessment of whether an other-than-temporary impairment has occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors, as described below, about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the future earnings potential of the issuer.

      Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

o    Fair value is significantly below cost.
o The decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area.
o    The decline in fair value has existed for an extended period of time.
o    A debt security has been downgraded by a rating agency.
o    The financial condition of the issuer has deteriorated.
o Dividends have been reduced/eliminated or scheduled interest payments have not been made.

      While all available information is taken into account, it is difficult to predict the ultimate recoverable amount of a distressed or impaired security.

      The Company's portfolio of fixed maturities fluctuates in value based on interest rates in financial markets and other economic factors. These fluctuations caused by market rate changes have little bearing on whether or not the investment will ultimately be recoverable. Therefore, the Company considers these declines in value as temporary, even in periods exceeding one year.

      The following table summarizes unrealized investment losses by class of investment at December 31, 2005. The Company considers these investments to be only temporarily impaired.

                          Less than twelve months     Twelve months or longer              Total
                          -------------------------   -------------------------   -------------------------
                          -------------------------   -------------------------   -------------------------
  December 31, 2005:      Estimated    Unrealized     Estimated    Unrealized     Estimated    Unrealized
  ------------------------
  ---------------------
  Fixed Maturities:       Fair value      Loss        Fair            Loss        Fair            Loss
                                                      value                       value
  ---------------------   -----------  ------------   ----------   ------------   ----------   ------------
  ---------------------   -----------  ------------   ----------   ------------   ----------   ------------
   U.S. Government direct obligations
   and U.S. agencies    $   15,833   $      221     $   19,725   $      444     $    35,558  $      665
  Obligations of U.S.
    states and their
    subdivisions             1,013           16             90            6           1,103          22
  Foreign government           -            -              477           23             477          23
  Corporate debt
   securities               21,864        1,079         45,243        1,783          67,107       2,862
  Mortgage-backed
   and asset-backed
   securities               84,621        1,213         14,226          684          98,847       1,897
                          -----------  ------------   ----------   ------------   ----------   ------------
  Total fixed
   maturities           $  123,331   $    2,529     $   79,761   $    2,940     $   203,092  $    5,469
                          ===========  ============   ==========   ============   ==========   ============

      The following table summarizes unrealized investment losses by class of investment at December 31, 2004. The Company considers these investments to be only temporarily impaired.

                            Less than twelve months     Twelve months or longer               Total
                           --------------------------  ---------------------------  --------------------------
                           --------------------------  ---------------------------  --------------------------
   December 31, 2004:      Estimated     Unrealized     Estimated     Unrealized     Estimated     Unrealized
   ------------------------
   ---------------------
   Fixed Maturities:       Fair value       Loss       Fair value        Loss       Fair value        Loss
   ---------------------   -----------   ------------  ------------   ------------  ------------   -----------
   ---------------------   -----------   ------------  ------------   ------------  ------------   -----------
    U.S. Government direct obligations
    and U.S. agencies    $   25,195    $     328     $    32,727    $      955    $    57,922    $    1,283
   Obligations of U.S.
     states and their
     subdivisions               -             -              196            16            196            16
   Corporate debt
    securities               26,428          309          25,260           560         51,688           869
   Mortgage-backed
    and asset-backed
    securities               14,808          359           1,701            77         16,509           436
                           -----------   ------------  ------------   ------------  ------------   -----------
   Total fixed
    maturities           $   66,431    $     996     $    59,884    $    1,608    $   126,315    $    2,604
                           ===========   ============  ============   ============  ============   ===========

      At December 31, 2005 and 2004, there were 143 and 133 securities, respectively, that had been in an unrealized loss position with carrying values in the amounts of $203,092 and $126,315, respectively and unrealized losses in the amounts of $5,469 and $2,604, respectively. At December 31, 2005, the Company has no information available to cause it to believe that any of these investments are other-than-temporarily impaired.

      For the years ended December 31, 2005 and 2004, the Company recorded other-than-temporary impairments in the fair value of its available-for-sale investments in the amounts of $130 and $814, respectively.

      U.S. Government direct obligations and U.S. agencies, obligations of U.S. States and their subdivisions and foreign government - The unrealized losses on the Company's investments in U.S. Government direct obligations and U.S. agencies, obligations of U.S. States and their subdivisions and foreign government as of December 31, 2005 and 2004 were caused by interest rate increases since the securities were acquired. The contractual terms of these investments do not permit the issuer to settle the securities at a price less than the amortized cost of the investments. All of these investments were rated A and above. Because the Company has the ability and intent to hold these investments until a recovery of fair value, which may be maturity, it does not consider these investments to be other-than-temporarily impaired at December 31, 2005.

      Mortgage-backed and asset-backed securities - The unrealized losses in both mortgage-backed and asset-backed securities are related to interest rate increases since the purchase of the securities. There are 15 securities with losses of less than twelve months duration with fair values in the amounts of $84,621 and 6 securities with losses of greater than twelve months duration with fair values in the amounts of $14,226. While the securities are in an unrealized loss position, all are rated AAA except one issue with a fair value in the amount of $319. Payments continue to be made under their original terms and the Company believes the collateral is sufficient to repay remaining outstanding principal. Because the Company has the ability and intent to hold these investments until recovery of fair value, which may be maturity, it does not consider these investments to be other-than-temporarily impaired at December 31, 2005.

      Corporate debt securities - The Company has 25 securities with unrealized losses for less than twelve months in duration in the amounts of $1,079 and 78 securities with unrealized losses for more than twelve months in duration in the amount of $1,783. The unrealized losses on these investments are not concentrated in any one industry. Because the Company has the ability and intent to hold these investments until a recovery of fair value, which may be maturity, it does not consider these investments to be other-than-temporarily impaired at December 31, 2005.

4.    ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

      The following table summarizes the carrying amount and estimated fair value of the Company's financial instruments at December 31, 2005 and 2004:

                                            December 31, 2005               December 31, 2004
                                      ------------------------------   ----------------------------
                                      ------------------------------
                                        Carrying        Estimated       Carrying       Estimated
                                         Amount         Fair Value       Amount        Fair Value
                                      --------------   -------------   ------------   -------------
                                      --------------   -------------   ------------   -------------
      ASSETS:
       Fixed maturities and short-
         term investments                 420,140           420,140        478,625   $    478,625
       Mortgage loans on real estate       89,948           93,219          79,628         81,522
       Policy loans                       13,153           13,153          13,145         13,145
       Equity investments                     52               52              50             50
       Derivatives                             -                -              13             13

      LIABILITIES:
       Annuity contract reserves
        without life contingencies        48,589          48,670           49,302        49,657
       Derivatives                            15              15                -             -
       Policyholders' funds                5,375           5,375            5,579         5,579


      The estimated fair values of financial instruments have been determined using available information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop estimates of fair value. Accordingly, the estimates presented are not necessarily indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts of the Company's financial instruments.

      The estimated fair value of fixed maturities and equity investments that are publicly traded are obtained from an independent pricing service. To determine fair value of fixed maturity and equity investments that are not actively traded, the Company utilizes discounted cash flows calculated at current market rates on investments of similar quality and term.

      Included in other assets at December 31, 2005 and 2004, are derivative financial instruments in the amounts of $0 and $13, respectively. Included in other liabilities at December 31, 2005 and 2004, are derivative financial instruments in the amounts of $15 and $0, respectively. These derivative financial instruments consist principally of credit default swaps and interest rate futures.

      Mortgage loan fair value estimates generally are based on discounted cash flows. A discount rate "matrix" is incorporated whereby the discount rate used in valuing a specific mortgage generally corresponds to that mortgage's remaining term and credit quality. The rates selected for inclusion in the discount rate "matrix" reflect rates that the Company would quote if placing loans representative in size and quality to those currently in the portfolio.

      Policy loans accrue interest generally at variable rates with no fixed maturity dates and therefore, estimated fair value approximates carrying value.

      The estimated fair value of annuity contract reserves without life contingencies is estimated by discounting the cash flows to maturity of the contracts utilizing current interest crediting rates for similar products.

      The estimated fair value of policyholders' funds is the same as the carrying amount since the Company can change the interest crediting rates due to fluctuations in market interest rates with 30 days notice.

5.       ALLOWANCES ON POLICYHOLDER RECEIVABLES

      Amounts receivable for uninsured accident and health plan claims paid on behalf of customers and premiums in the course of collection are generally uncollateralized. Such receivables are from a large number of policyholders and throughout many industry groups.

      The Company maintains an allowance for credit losses at a level that is sufficient to absorb credit losses on amounts receivable related to uninsured accident and health plan claims and premiums in course of collection in management's opinion. Management's judgment is based on past loss experience and current and projected economic conditions.

      Activity in the allowance for amounts receivable related to uninsured accident and health plan claims paid on behalf of customers is as follows:

                                                                         2005             2004
                                                                    ---------------   --------------
                                                                    ---------------   --------------
      Balance, January 1                                          $       686       $       695
      Release of provision                                               (114)               33
      Amounts written off, net of recoveries                               (6)              (42)
                                                                    ---------------   --------------
                                                                    ---------------   --------------
      Balance, December 31                                        $       566       $       686
                                                                    ===============   ==============





      Activity in the allowance for premiums in course of collection is as follows:

                                                                         2005             2004
                                                                    ---------------   --------------
                                                                    ---------------   --------------
      Balance, January 1                                          $       24        $      130
      Release of provision                                                (8)              (30)
      Amounts written off, net of recoveries                              (1)              (76)
                                                                    ---------------   --------------
                                                                    ---------------   --------------
      Balance, December 31                                        $       15        $       24
                                                                    ===============   ==============

6.       REINSURANCE

      In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and co-insurance contracts. The Company retains 100% of the first $50 of coverage per individual life and has a maximum retention of $250 per individual life. Life insurance policies are first reinsured to GWLA up to a maximum of $1,250 of coverage per individual life. Any excess amount is reinsured to a third party.

      Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. Consequently, allowances are established for amounts deemed uncollectible. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. At December 31, 2005 and 2004, the reinsurance receivables had net carrying values in the amounts of $48,870 and $43,559, respectively. There were no allowances for potential uncollectible reinsurance receivables at either December 31, 2005 or 2004.

      Reinsurance premiums ceded to GWLA during the years ended December 31, 2005 and 2004 were $939 and $804, respectively.

      The following table summarizes life insurance in force and life and accident and health premiums at, and for the year ended, December 31, 2005:

                                            Reinsurance     Reinsurance
                               Direct          Ceded          Assumed           Net
                            -------------   -------------  --------------   -------------
      Life insurance in force:
       Individual         $  6,157,078    $ (3,489,408)  $       -        $   2,667,670
       Group                   249,794            (211)          -              249,583
                            -------------   -------------  --------------   -------------
                            -------------   -------------  --------------   -------------
           Total          $  6,406,872    $ (3,489,619)  $       -        $   2,917,253
                            =============   =============  ==============   =============
                            =============   =============  ==============   =============

      Premium income:
       Life insurance     $     28,038    $    (11,046)  $       -        $      16,992
       Accident/health           7,589             (98)          -                7,491
       Annuities                    20              (6)          -                   14
                            -------------   -------------  --------------   -------------
                            -------------   -------------  --------------   -------------
           Total          $     35,647    $    (11,150)  $       -        $      24,497
                            =============   =============  ==============   =============





      The following table summarizes life insurance in force and life and accident/health premiums at, and for the year ended, December 31, 2004:

                                            Reinsurance     Reinsurance
                               Direct          Ceded          Assumed           Net
                            -------------   -------------  --------------   -------------
      Life insurance in force:
       Individual         $  5,993,047    $ (3,526,550)  $       -        $   2,466,497
       Group                   286,320            (501)          -              285,819
                            -------------   -------------  --------------   -------------
                            -------------   -------------  --------------   -------------
           Total          $  6,279,367    $ (3,527,051)  $       -        $   2,752,316
                            =============   =============  ==============   =============
                            =============   =============  ==============   =============

      Premium income:
       Life insurance     $     30,644    $    (12,042)  $       -        $      18,602
       Accident/health           6,810            (927)          -                5,883
       Annuities                     6              (9)                              (3)
                            -------------   -------------  --------------   -------------
                            -------------   -------------  --------------   -------------
           Total          $     37,460    $    (12,978)  $       -        $      24,482
                            =============   =============  ==============   =============

7.   STOCKHOLDER'S EQUITY, DIVIDEND RESTRICTIONS AND OTHER MATTERS

      At December 31, 2005 and 2004, the Company had 10,000 shares of $1,000 par value common stock authorized, 2,500 of which were issued and outstanding.

      The Company's net income and capital and surplus, as determined in accordance with statutory accounting principles and practices, for years ended December 31, 2005 and 2004 are as follows:

                                                Year Ended December 31,
                                            ---------------------------------
                                                 2005              2004
                                            ----------------   --------------
                                              (Unaudited)
      Net income                          $      8,663       $      2,755
      Capital and surplus                       43,263             58,297

      As an insurance company domiciled in the State of New York, the Company is required to maintain a minimum of $6,000 of capital and surplus. Dividends are paid as determined by the Board of Directors, subject to restrictions as discussed below. The Company paid dividends in the amounts of $27,000 and $0 during the years ended December 31, 2005 and 2004, respectively.

      The maximum amount of dividends that can be paid to shareholders by insurance companies domiciled in the State of New York, without prior approval of the Insurance Commissioner, is subject to restrictions relating to statutory surplus and statutory adjusted net investment income. Unaudited statutory surplus and adjusted net investment income at December 31, 2005 were $39,763 and $32,653, respectively. The Company should be able to pay up to $3,976 (unaudited) of dividends in 2006.

8.    OTHER COMPREHENSIVE INCOME

      The following table presents the composition of other comprehensive income for the year ended December 31, 2005:

                                                             Year Ended December 31, 2005
                                                  ---------------------------------------------------
                                                   Before-Tax       Tax (Expense)       Net-of-Tax
                                                     Amount          or Benefit           Amount
                                                  -------------    ----------------    --------------
                                                  -------------    ----------------    --------------
      Unrealized gains on available-for-sale securities:
      Unrealized holding gains (losses)
         arising
       during the period                        $    (6,326)     $      2,214        $    (4,112)
      Less:  reclassification adjustment for
       (gains) losses realized in net income           (266)               93               (173)
                                                  -------------    ----------------    --------------
                                                  -------------    ----------------    --------------
      Net unrealized gains (losses)                  (6,592)            2,307             (4,285)
      Reserve and deferred policy acquisition
       costs adjustment                                  34               (12)                22
                                                  -------------    ----------------    --------------
                                                  -------------    ----------------    --------------
      Other comprehensive income (loss)         $    (6,558)     $      2,295        $    (4,263)
                                                  =============    ================    ==============

      The following table presents the composition of other comprehensive income for the year ended December 31, 2004:

                                                             Year Ended December 31, 2004
                                                  ---------------------------------------------------
                                                   Before-Tax       Tax (Expense)        Net-of-Tax
                                                     Amount          or Benefit            Amount
                                                  -------------    ----------------     -------------
                                                  -------------    ----------------     -------------
      Unrealized gains on available-for-sale securities:
      Unrealized holding gains (losses)
         arising
       during the period                        $    (3,419)     $      1,198         $    (2,221)
      Less:  reclassification adjustment for
       (gains) losses realized in net income           (837)              292                (545)
                                                  -------------    ----------------     -------------
                                                  -------------    ----------------     -------------
      Net unrealized gains (losses)                  (4,256)            1,490              (2,766)
      Reserve and deferred policy acquisition
       costs adjustment                                 376              (132)                244
                                                  -------------    ----------------     -------------
                                                  -------------    ----------------     -------------
      Other comprehensive income (loss)         $    (3,880)     $      1,358         $    (2,522)
                                                  =============    ================     =============

9.    NET INVESTMENT INCOME AND NET REALIZED GAINS (LOSSES) ON INVESTMENTS

      The following table summarizes net investment income for the years ended December 31, 2005 and 2004:

                                                                        Year Ended December 31,
                                                                    --------------------------------
                                                                                   ---
      Investment income:                                                 2005             2004
                                                                    ---------------   --------------
       Fixed maturities and short-term                            $     23,573      $     22,083
       investments
       Equity investments                                                  (30)               43
       Mortgage loans on real estate                                     5,315             5,474
       Policy loans                                                        730               820
       Other                                                              (131)               74
                                                                    ---------------   --------------
                                                                        29,457            28,494
      Investment expenses                                                  470               526
                                                                    ---------------   --------------
      Net investment income                                       $     28,987      $     27,968
                                                                    ===============   ==============





      The following table summarizes net realized gains (losses) on investments for the years ended December 31, 2005 and 2004:

                                                                        Year Ended December 31,
                                                                    --------------------------------
                                                                                   --
                                                                         2005             2004
                                                                    ---------------  ---------------
      Net realized (losses) gains:
       Fixed maturities and short term                            $     (1,211)    $        971
       investments
       Equity investments                                                  -              5,036
       Mortgage loans on real estate                                       414              610
       Other                                                              (168)             (14)
       Provision for mortgage loan impairments                              48             (850)
                                                                    ---------------  ---------------
      Net realized (losses) gains on investments                  $       (917)    $      5,753
                                                                    ===============  ===============

10.    FEDERAL INCOME TAXES

      The following table presents a reconciliation between the statutory federal income tax rate and the Company's effective federal income tax rate for the years ended December 31, 2005 and 2004:

                                                                        Year Ended December 31,
                                                                     -------------------------------
                                                                                 ---             ---
                                                                        2005            2004
                                                                     ------------   -------------
                                                                     ------------
      Statutory federal income tax rate                                  35.0 %         35.0  %
      Income tax effect of:
        State taxes, net of Federal tax benefit                           4.3            2.2
        Provision for participating policies                              0.2             -
         Prior year tax adjustment                                        5.1            2.1
                                                                     ------------   -------------
                                                                     ------------   -------------
      Effective federal income tax rate                                  44.6 %          39.3 %
                                                                     ============   =============

      Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. The income tax effect of temporary differences, which give rise to the deferred tax assets and liabilities as of December 31, 2005 and 2004 are as follows:

                                               December 31, 2005             December 31, 2004
                                          ----------------------------   ---------------------------
                                          ----------------------------   ---------------------------
                                            Deferred       Deferred        Deferred      Deferred
                                           tax asset         tax          tax asset         tax
                                                          liability                      liability
                                          -------------  -------------   -------------  ------------

      Policy holder reserves            $     15,081   $        -      $     15,766   $        -
      Deferred policy acquisition costs
         (proxy deferred acquisition           3,370            -             3,815            -
      costs)
      Deferred acquisition cost                  -            3,630             -            3,147
      Investment assets                          -            9,037             -           13,112
      Other                                      -            3,119           5,454          1,017
                                          -------------  -------------   -------------  -------------
                                          -------------  -------------   -------------  -------------
         Total deferred taxes           $    $18,451   $     15,786    $     25,035   $     17,276
                                          =============  =============   =============  =============

      Amounts included for investment assets above include $1,014 and $3,374 related to the unrealized gains on the Company's fixed maturities available-for-sale at December 31, 2005 and 2004, respectively.

      Prior to the merger of FGWLA and CLNY, FGWLA and GWL&A Financial had entered into an income tax allocation agreement whereby GWL&A Financial files a consolidated federal income tax return on behalf of a group that includes FGWLA. Under the agreement, FGWLA is responsible for and will receive the benefits of any income tax liability or benefit computed on a separate income tax return basis. Prior to the merger of FGWLA and CLNY, CLNY filed its federal income tax return on a separate basis. FGWLA and CLNY will file their 2005 income tax returns on these bases. Beginning for its income tax year ended December 31, 2006, the Company will file its federal income tax return on a separate basis.

      Included in due to parent and affiliates at December 31, 2005 and 2004 are $1,456 and $2,057, respectively, of income tax liabilities related to the consolidated federal income tax returns filed by FGWLA. Included in other assets at December 31, 2005 is a current income tax receivable in the amount of $1,956 related to the separate federal income tax returns filed by CLNY and other state income tax receivables. Included in other liabilities at December 31, 2004 is a current income tax liability in the amount of $3,895 related to the separate federal income tax returns filed by CLNY and other state income tax liabilities.

11.   COMMITMENTS AND CONTINGENCIES

      The Company is involved in various legal proceedings, which arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the resolution of these proceedings should not have a material adverse effect on its financial position or the results of its operations.

       CANADA LIFE INSURANCE COMPANY OF NEW YORK


   (A wholly-owned subsidiary of Great-West Life & Annuity Insurance Company)

                  Balance Sheets at December 31, 2004 and 2003
     Statements of Income, Stockholder's Equity and Cash Flows for the Year
                          Ended December 31, 2004 and
                          Independent Auditors' Report

                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholder of Canada Life Insurance Company of New York:

We have audited the accompanying balance sheets of Canada Life Insurance Company of New York as of December 31, 2004 and 2003, and the related statements of income, stockholder's equity and cash flows for the year ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Canada Life Insurance Company of New York as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Denver, Colorado
February 25, 2005

                    CANADA LIFE INSURANCE COMPANY OF NEW YORK

                                 BALANCE SHEETS
                           DECEMBER 31, 2004 AND 2003

====================================================================================================
                  (Dollars in Thousands, Except Share Amounts)

                                                                           December 31,
                                                             -----------------------------------------
                                                             -----------------------------------------
                                                                    2004                  2003
                                                             --------------------  -------------------
                                                             --------------------  -------------------
ASSETS
INVESTMENTS:
  Fixed maturities, available-for-sale, at fair value
   (amortized cost $184,187 and $177,750)                  $         188,761     $         178,467
 Equity investments, at fair value (cost $50 and $8,126)                  50                 9,711
  Mortgage loans on real estate (net of allowances
  of $850 and $0)                                                     79,628               101,549
  Policy loans                                                        13,145                13,184
 Short-term investments, available-for-sale (cost
  approximates fair value)                                            15,142                 4,790
                                                             --------------------  -------------------
     Total Investments                                               296,726               307,701
                                                             --------------------  -------------------
                                                             --------------------  -------------------

OTHER ASSETS:
  Cash                                                                                       1,267
  Reinsurance receivable:
    Related party                                                     33,396                40,191
    Other                                                              7,423                11,216
  Investment income due and accrued                                    2,784                 3,008
  Premiums in course of collection                                     1,070                 1,423
  Deferred income taxes                                               10,010                 8,477
  Securities pledged to creditors                                                           16,251
  Other assets                                                           759                 1,849
SEPARATE ACCOUNT ASSETS                                               10,113                10,666
                                                             --------------------  -------------------

TOTAL ASSETS                                               $         362,281     $         402,049
                                                             ====================  ===================



See notes to financial statements.




                    CANADA LIFE INSURANCE COMPANY OF NEW YORK

                                 BALANCE SHEETS
                           DECEMBER 31, 2004 AND 2003
                  (Dollars in Thousands, Except Share Amounts)

====================================================================================================
                                                                                 December 31,
                                                                         -----------------------------
                                                                         -----------------------------
                                                                            2004            2003
                                                                         ------------   --------------
                                                                         ------------   --------------
LIABILITIES AND STOCKHOLDER'S EQUITY

POLICY BENEFIT LIABILITIES:
    Policy reserves                                                    $      306,177$       335,101
    Policy and contract claims                                                    943            629
    Policyholders' funds                                                        2,289          2,407
    Provision for policyholders' dividends                                      1,600          2,800
    Undistributed earnings on participating business                            2,535
GENERAL LIABILITIES:
    Due to Great-West Life & Annuity Insurance Company and affiliates             238             21
    Payable under securities lending agreements                                               16,786
    Other liabilities                                                           5,690          4,282
SEPARATE ACCOUNT LIABILITIES                                                   10,113         10,666
                                                                         ------------   --------------
     Total Liabilities                                                        329,585        372,692
                                                                         ------------   --------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDER'S EQUITY:
    Common stock, $10 par value; 100,000 shares
      authorized; 100,000 shares issued and outstanding                         1,000          1,000
    Additional paid-in capital                                                 26,750         26,750
    Accumulated other comprehensive income                                        432          1,490
    Retained earnings                                                           4,514            117
                                                                         ------------   --------------
     Total Stockholder's Equity                                                32,696         29,357
                                                                                        --------------
                                                                         ------------

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                             $      362,281$       402,049
                                                                         ============   ==============



See notes to financial statements.




                    CANADA LIFE INSURANCE COMPANY OF NEW YORK

                               STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 2004
====================================================================================================
                                 (In Thousands)

                                                                                  Year Ended
                                                                            ----------------------
                                                                              December 31, 2004
                                                                            -----------------------
REVENUES:
  Premiums:
    Related party (net of premiums ceded totaling $7,746)               $           (7,746)
    Other (net of premiums ceded totaling $4,289)                                   16,523
  Fee income                                                                           170
  Net investment income                                                             15,249
  Net realized gains on investments                                                  5,087
                                                                            -----------------------
                                                                            -----------------------
         Total revenues                                                             29,283
                                                                            -----------------------
                                                                            -----------------------

BENEFITS AND EXPENSES:
  Life and other policy benefits (net of reinsurance recoveries                     24,520
totaling $1,673)
  Increase (decrease) in reserves:
    Related party                                                                      828
    Other                                                                           (9,996)
  Interest paid or credited to contractholders                                       2,822
  Dividends to policyholders                                                           477
                                                                            -----------------------
                                                                            -----------------------
         Total benefits                                                             18,651
                                                                            -----------------------
                                                                            -----------------------

  Commissions                                                                          711
  Operating expenses                                                                 2,834
  Premium taxes                                                                        320
                                                                            -----------------------
                                                                            -----------------------
         Total benefits and expenses                                                22,516
                                                                            -----------------------
                                                                            -----------------------

INCOME BEFORE INCOME TAXES                                                           6,767

PROVISION FOR INCOME TAXES:
  Current                                                                            5,122
  Deferred                                                                          (2,752)
                                                                            -----------------------
                                                                            -----------------------
         Total income taxes                                                          2,370
                                                                            -----------------------
                                                                            -----------------------

NET INCOME                                                                $          4,397
                                                                            =======================
                                                                            =======================


See notes to financial statements.

                    CANADA LIFE INSURANCE COMPANY OF NEW YORK

                        STATEMENT OF STOCKHOLDER'S EQUITY
                          YEAR ENDED DECEMBER 31, 2004
                                 (In Thousands)



             ==================================================================

                                                                     Additional         Other         Accumulated
                                                       Common        Paid-in        Comprehensive     Retained
                                                       Stock         Capital        Income (Loss)     Earnings         Total
                                                     -----------   -------------   ----------------  -----------    ------------

             BALANCES, JANUARY 1, 2004            $  1,000      $  26,750       $  1,490           $ 117       $   29,357
                Net income                                                                           4,397         4,397
                Other comprehensive loss                                           (1,058)                         (1,058)
                                                                                                                   -------------
                                                                                                                   -------------
             Total comprehensive income                                                                            3,339



                       See notes to financial statements.

                    CANADA LIFE INSURANCE COMPANY OF NEW YORK

                             STATEMENT OF CASH FLOWS
                          YEAR ENDED DECEMBER 31, 2004

                                 (In Thousands)


                                                                                     Year Ended
                                                                                        December
                                                                                       31,2004
                                                                                 --------------------
                                                                                 --------------------
OPERATING ACTIVITIES:
  Net income                                                                   $       4,397
  Adjustments to reconcile net income to net
    cash used in operating activities:
      Amortization of investments                                                      7,247
    Net realized gains on sale of investments                                         (5,087)
      Depreciation and amortization                                                      574
      Deferred income taxes                                                           (2,752)
  Changes in assets and liabilities:
      Accrued interest and policyholder receivables                                      577
      Policy benefit liabilities                                                     (23,620)
      Reinsurance receivable                                                          10,588
      Other, net                                                                       2,034
                                                                                 --------------------
        Net cash used in operating activities                                         (6,042)
                                                                                 --------------------

INVESTING ACTIVITIES:
  Proceeds from sales, maturities and
    redemptions of investments:
      Fixed maturities available-for-sale                                             53,051
      Mortgage loans on real estate                                                   17,940
      Equity investments                                                              13,131
  Purchases of investments:
      Fixed maturities available-for-sale                                            (70,414)
      Mortgage loans on real estate                                                   (2,656)
                                                                                 --------------------
          Net cash provided by investing activities                                   11,052
                                                                                 --------------------

FINANCING ACTIVITIES:
  Contract deposits, net of withdrawals                                               (4,951)
  Change in bank overdrafts                                                           (1,543)
  Change in due to Great-West Life & Annuity
    Insurance Company and affiliates                                                     217
                                                                                 --------------------
      Net cash used in financing activities                                           (6,277)
                                                                                 --------------------

NET DECREASE IN CASH                                                                  (1,267)

CASH, BEGINNING OF YEAR                                                                1,267
                                                                                 --------------------
                                                                                 --------------------

CASH, END OF YEAR                                                              $           0
                                                                                 ====================
                                                                                 ====================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid during the year for income taxes                                     $       3,121
                                                                                 --------------------
                                                                                 --------------------


See notes to financial statements.

                    CANADA LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2002
                       (In Thousands Except Share Amounts)


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      Organization - Canada Life Insurance Company of New York (the "Company") is a direct wholly-owned subsidiary of Great-West Life & Annuity Insurance Company ("GWLA"), an insurance company domiciled in the State of Colorado. GWLA is a direct wholly-owned subsidiary of GWL&A Financial Inc, ("GWL&A Financial"), a holding company formed in 1998. GWL&A Financial is an indirect wholly-owned subsidiary of Great-West Lifeco, Inc. ("Lifeco"). The Company is incorporated as a stock life insurance company in the State of New York. The Company is authorized to engage in the sale of life insurance and annuity products, including whole life, group life, universal life, individual payout and savings annuities and individual variable annuities.

      Basis of presentation - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates are required to account for policy reserves, allowances for credit losses, and valuation of privately placed fixed maturities. Actual results could differ from those estimates.

      As discussed in Note 2, Lifeco acquired Canada Life Financial Corporation ("Canada Life") on July 10, 2003. On December 31, 2003, Canada Life sold the Company to GWLA. The balance sheets at December 31, 2004 and 2003 reflect Lifeco's purchase accounting basis in the Company plus the effects of subsequent activities.

      Investments - Investments are reported as follows:

     1. The Company has classified its fixed maturity investments as available for sale and carries them at fair value with the net unrealized gains and losses (net of deferred taxes) reported as accumulated other comprehensive income in stockholder's equity. Net unrealized gains and losses related to participating contract policies are recorded as undistributed earnings on participating business.

          Premiums and discounts are recognized as a component of net investment income using the effective interest method. Realized gains and losses and declines in value determined to be other-than-temporary are included in net realized gains (losses) on investments.

     2. Mortgage loans on real estate are carried at their unpaid balances adjusted for any unamortized premiums or discounts and any allowances for uncollectible accounts. Interest income is accrued on the unpaid principal balance. Discounts and premiums are amortized to net investment income using the effective interest method. Accrual of interest is discontinued on any impaired loans where collection of interest is doubtful.

          The Company maintains an allowance for credit losses at a level that, in management's opinion, is sufficient to absorb credit losses on its impaired loans. Management's judgment is based upon past loss experience, current and projected economic conditions and extensive situational analysis of each individual loan. The measurement of impaired loans is based on the fair value of the collateral.

     3. Equity investments are carried at fair value with net unrealized gains and losses (net of deferred taxes) reported as accumulated other comprehensive income (loss) in stockholder's equity. The Company classifies its equity investments as available-for-sale.

      4. Policy loans are carried at their unpaid balances.

     5. Short-term investments include securities purchased with initial maturities of one year or less and are carried at fair value. The Company considers short-term investments to be available-for-sale.

     6. Gains and losses realized on disposal of investments are determined on a specific identification basis.

      Cash - Cash includes only amounts in demand deposit accounts.

      Bank overdrafts - The Company's cash management system provides for the reimbursement of all major bank disbursement accounts on a daily basis. Checks issued but not yet presented to banks for payment frequently result in overdraft balances for accounting purposes and are included in other liabilities in the balance sheets.

      Separate accounts - Separate account assets and related liabilities are carried at fair value. The Company's separate accounts invest in shares of non-affiliated mutual funds and government and corporate bonds. All separate accounts are non-guaranteed separate accounts and include unit investment trusts or series accounts that invest in diversified open-end management companies. The investments in shares are valued at the closing net asset value as determined by the appropriate fund / portfolio at the end of each day. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contract holders and, therefore, are not included in the Company's statements of income. Revenues to the Company from the separate accounts consist of contract maintenance fees, administrative fees and mortality and expense risk charges.

      Life insurance and annuity reserves - Life insurance and annuity policy reserves with life contingencies in the amount of $275,814 and $298,837 at December 31, 2004 and 2003, respectively, are computed on the basis of estimated mortality, investment yield, withdrawals, future maintenance and settlement expenses and retrospective experience rating premium refunds. Annuity contract reserves without life contingencies in the amount of $29,811 and $36,264 at December 31, 2004 and 2003, respectively, are established at the contract holder's account value.

      Reinsurance - Policy reserves and policy and contract claims ceded to other insurance companies are carried as reinsurance receivable on the balance sheet. The cost of reinsurance related to long duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies (See Note 4).

      Policy and contract claims - Policy and contract claims include provisions for reported life and health claims in the process of settlement. They are valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred and unreported, based primarily on prior experience of the Company.

      Participating fund account - Participating life and annuity policy reserves are $105,377 and $114,100 at December 31, 2004 and 2003,
      respectively. Participating business approximates 53.5% and 31.9% of the Company's ordinary life insurance for the years ended December 31, 2004 and 2003, respectively.

      The amount of dividends to be paid from undistributed earnings on participating business is determined annually by the Board of Directors. Earnings allocated to participating policyholders are consistent with established Company practice.

      Derivative Financial Instruments - All derivatives, whether designated in hedging relationships or not, are recorded on the balance sheet at fair value. Accounting for the ongoing changes in fair value of a derivative depends on the intended use of the derivative and its designation as determined when the derivative contract is entered into. If the derivative is designated as a fair value hedge, the changes in the fair value of the derivative and of the hedged item attributable to the hedged risk are recognized in earnings. If the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in accumulated other comprehensive income and are recognized in the income statement when the hedged item affects earnings. Changes in the fair value of derivatives not qualifying for hedge accounting and the effective portion of cash flow hedges are recognized in net investment income in the period of change.

      Recognition of premium and fee income and benefits and expenses - Life insurance premiums are recognized when due. Annuity premiums with life contingencies are recognized as received. Accident and health premiums are earned on a monthly pro rata basis. Revenues for annuity and other contracts without significant life contingencies consist of contract charges for the cost of insurance, contract administration and surrender fees that have been assessed against the contract account balance during the period and are recognized when earned. Fee income is derived primarily from contracts for claim processing or other administrative services related to uninsured business and from assets under management. Fees from assets under management, which consist of contract maintenance fees, administration fees and mortality and expense risk charges, are recognized when due. Benefits and expenses on policies with life contingencies are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for future policy benefit reserves. The average crediting rate on annuity products was approximately 3.3% in 2004.

      Regulatory requirements - In accordance with the requirements of the State of New York, the Company must demonstrate adequate capital. At December 31, 2004, the Company was in compliance with the requirement (See Note
      10).

      The Company is also required to maintain an investment deposit in the amount of $250 in cash or investment certificates with the New York Insurance Commissioner for the protection of policyholders in the event it is unable to satisfactorily meet its contractual obligations. A United States Treasury obligation, whose cost approximates market value, was designated to meet this requirement at December 31, 2004.

      Income taxes - Income taxes are recorded using the asset and liability approach, which requires the recognition of deferred tax assets and liabilities for expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. In estimating future tax consequences, all expected future events (other than the enactments or changes in the tax laws or rules) are considered. Although realization is not assured, management believes it is more likely than not that the deferred tax asset will be realized.

      Application of recent accounting pronouncements - In July 2003, the Accounting Standards Executive Committee (the "AcSEC") of the American Institute of Certified Public Accountants (AICPA) issued Statement of Position 03-01, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). AcSEC developed SOP 03-1 to address the evolution of product designs since the issuance of Statement of Financial Accounting Standards No. 60, "Accounting and Reporting by Insurance Enterprises," and Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." SOP 03-1 provides guidance related to the reporting and disclosure of certain insurance contracts and separate accounts, including guidance for computing reserves for products with guaranteed benefits, such as guaranteed minimum death benefits, and for products with annuitization benefits such as guaranteed minimum income benefits. In addition, SOP 03-1 addresses certain issues related to the presentation and reporting of separate accounts, as well as rules concerning the capitalization and amortization of sales inducements. SOP 03-1 was effective on January 1, 2004. The adoption of SOP 03-1 did not have a material effect on the Company's financial position or results of operations.

      In January 2004, FASB issued Emerging Issues Task Force ("EITF") Issue No. 03-1, "The Meaning of Other-Than Temporary Impairment and Its Application to Certain Investments" ("EITF 03-1"). EITF 03-1 provides guidance on the disclosure requirements, which were effective as of December 31, 2003, for other-than-temporary impairments of debt and marketable equity investments that are accounted for under SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities" ("SFAS 115"). EITF 03-1 also included guidance on the measurement and recognition of other-than-temporary impairments of certain investments, which was originally going to be effective during the quarter ended September 30, 2004. However, in response to various concerns raised by financial statement preparers and others, the measurement and recognition provisions of EITF 03-1 were delayed. The staff of the Financial Accounting Standards Board ("FASB") is currently evaluating the guidance EITF 03-1 in the context of developing implementation guidance for its measurement and recognition provisions. The Company is continuing to evaluate potential other than temporary impairments under SFAS 115 and SEC Staff Accounting Bulletin Topic 5-M, "Other Than Temporary Impairment Of Certain Investments In Debt and Equity Securities." Due to the current uncertainty as to the implementation guidance for EITF 03-1 by the FASB staff, the Company is unable to evaluate the impact EITF 03-1 will ultimately have on its financial position or results of operations.

2.   RELATED PARTY TRANSACTIONS

      On July 10, 2003, Lifeco completed its acquisition of Canada Life. Canada Life is a Canadian based holding company that is the owner of insurance companies with businesses principally in Canada, the United Kingdom, the United States and Ireland. On December 31, 2003 Canada Life sold the Company to GWLA for cash in the amount of $28,500. This acquisition has been accounted for as a "reorganization of a business under common control" and, accordingly the assets and liabilities of the Company were recorded at Lifeco's cost basis. Since the date of its acquisition by Lifeco, the Company's insurance and annuity businesses have been managed by GWLA whereby it provides certain corporate administrative and investment management services for which it receives a fee. During the year ended December 31, 2004, $1,350 was paid to GWLA for these services.

      The Company and GWLA have an agreement whereby GWLA has committed to provide certain financial support related to maintaining adequate regulatory surplus and liquidity.

3.   SUMMARY OF INVESTMENTS

      The following table summarizes fixed maturities and equity securities available-for-sale at December 31, 2004:

                                                Gross          Gross         Estimated
                              Amortized      Unrealized      Unrealized        Fair          Carrying
      Fixed Maturities:          Cost           Gains          Losses          Value          Value
     ---------------------   -------------   ------------   -------------   ------------   -------------
     U.S. Government and agencies
      direct obligations  $      61,447   $      1,976   $     1,079     $      62,344  $      62,344
     Obligations of U.S.
      states and their
      subdivisions                2,009            120            16             2,113          2,113
     Corporate debt
      securities                105,179          4,226           759           108,646        108,646
     Mortgage-backed
      and asset-backed
      securities                 15,552            348           254            15,646         15,646
     Derivative
      financial                                     12                              12             12
      instruments
                             -------------   ------------   -------------   ------------   -------------
     Total fixed          $     184,187   $      6,682   $     2,108     $     188,761  $     188,761
     maturities
                             =============   ============   =============   ============   =============


      Equity investments  $          50   $              $               $          50  $         50
                             =============   ============   =============   ============   =============





      The following table summarizes fixed maturities and equity securities available-for-sale at December 31, 2003:

                                                Gross          Gross         Estimated
                              Amortized      Unrealized      Unrealized         Fair         Carrying
      Fixed Maturities:          Cost           Gains          Losses          Value           Value
     ---------------------   -------------   ------------   -------------   -------------   ------------
     U.S. Government      $               $              $               $               $
      and agencies
      direct obligations         51,544          1,474         2,923            50,095          50,095
     Obligations of U.S.
      states and their
      subdivisions                3,565            302            38             3,829           3,829
     Foreign government             654                           10               644             644
     Corporate debt
      securities                118,404          4,300         2,724           119,980         119,980
     Mortgage-backed
      and asset-backed
      securities                  3,583            492           156             3,919           3,919
                             -------------   ------------   -------------   -------------   ------------
     Total fixed          $     177,750   $      6,568   $     5,851     $     178,467   $    178,467
     maturities
                             =============   ============   =============   =============   ============


      Equity investments  $       8,126   $      1,914   $       329     $       9,711   $      9,711
                             =============   ============   =============   =============   ============

      See Note 7 for additional information on policies regarding estimated fair value of fixed maturities.

      The amortized cost and estimated fair value of fixed maturity investments at December 31, 2004 and 2003, by contracted maturity, are shown below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                             December 31, 2004              December 31, 2003
                                         Amortized       Estimated      Amortized       Estimated
                                            Cost        Fair Value         Cost         Fair Value
                                        -------------   ------------   -------------   -------------
                                        -------------   ------------   -------------   -------------
      Due in one year or less        $        5,290  $        5,768          7,740  $        7,698
      Due after one year
       through five years                    47,546          47,614         46,682          47,037
      Due after five years
       through ten years                     32,024          33,056         34,919          35,738
      Due after ten years                    79,390          82,125         79,612          78,877
      Mortgage-backed and asset-
        backed securities                    19,937          20,198          8,797           9,117
                                        -------------   ------------   -------------   -------------
                                        -------------   ------------   -------------   -------------
                                     $      184,187  $      188,761        177,750  $      178,467
                                        =============   ============   =============   =============

      Mortgage-backed and asset-backed securities include collateralized mortgage obligations that consist primarily of sequential and planned amortization classes with final stated maturities of two to thirty years and expected average lives of less than one to fifteen years. Prepayments on all mortgage-backed securities are monitored monthly and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments.

      The following table summarizes information regarding the sale of fixed maturities for the year ended December 31, 2004:

                                                             Year Ended
                                                          December 31, 2004
                                                      --------------------------
                                                      --------------------------
     Proceeds from sale                            $             30,851
     Gross realized gains from sale                               1,346
     Gross realized losses from sale                               (74)

      The Company makes limited use of derivative financial instruments to manage interest rate, market, credit and foreign exchange risk. Derivatives are not used for speculative purposes.

      The Company controls the credit risk of its derivative contracts through credit approvals, limits and monitoring procedures. Risk of loss is generally limited to the fair value of derivative instruments and not to the notional or contractual amounts of the derivatives. As the Company generally enters into derivative transactions only with high quality institutions, no losses associated with non-performance of derivative financial instruments have occurred or are expected to occur.

      The Company occasionally purchases a financial instrument that contains a derivative instrument that is "embedded" in the financial instrument. Upon purchasing the instrument, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e. the host contract) and whether a separate instrument with the same terms as the embedded instrument could meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and carried at fair value.

      Although the above-mentioned derivatives are effective hedges from an economic standpoint, they do not meet the requirements for hedge accounting treatment under SFAS No. 133, as amended. As such, periodic changes in the market value of these instruments flow directly into net income. In 2004, increases to net investment income of $591 were recognized from market value changes of derivatives not receiving hedge accounting treatment.

      The following tables summarize derivative financial instruments at December 31, 2004 and 2003:

                                         Notional
     December 31, 2004 and 2003           Amount         Strike / Swap Rate         Maturity
     -------------------------------- ---------------  -----------------------  -----------------
     Credit default swaps            $    6,000                0.535%              April 2007

      The following table summarizes information with respect to impaired mortgage loans at December 31, 2004 and 2003:

                                                                          December 31,
                                                                 --------------------------------
                                                                 --------------------------------
                                                                      2004             2003
                                                                 ---------------  ---------------
     Loans, net of allowance for credit losses of $0 and      $       284       $       0
        $0
     Average balance of impaired loans during the year                 57               0
     Interest income recognized while impaired                         (2)              0
     Interest income received and recorded using the
        cash basis method of recognition while impaired                 0               0


      The following table summarizes the activity in the allowance for mortgage loan credit losses for the year ended December 31, 2004:

                                                      December 31,
                                                          2004
                                                    -----------------
                                                      ---------------
     Balance, beginning of year                     $       0
     Provisions (credits)                                 850
      Charge-offs                                           0
     Recoveries                                             0
                                                      ---------------
                                                      ---------------
     Balance, end of year                           $     850
                                                      ===============

      The Company participates in a securities lending program whereby securities, which are included in invested assets, are loaned to third parties. Securities with a cost or amortized cost of $0 and $15,167 and an estimated fair value of $0 and $16,251 were on loan under the program at December 31, 2004 and 2003, respectively. The Company was liable for collateral under its control of $0 and $16,786 at December 31, 2004 and 2003, respectively.

      Impairment of Fixed Maturities. The Company classifies all of its fixed maturities as available-for-sale and marks them to market through other comprehensive income. All securities with gross unrealized losses at the balance sheet date are subjected to the Company's process for identifying other-than-temporary impairments.

      The Company writes down to fair value securities that it deems to be other-than-temporarily impaired in the period the securities are deemed to be so impaired. The Company records writedowns as investment losses and adjusts the cost basis of the fixed maturities accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

      The assessment of whether an other-than-temporary impairment has occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors, as described below, about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential.

      Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

     o    Fair value is significantly below cost.
     o The decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or a geographic area.
     o    The decline in fair value has existed for an extended period of time.
     o    A debt security has been downgraded by a rating agency.
     o    The financial condition of the issuer has deteriorated.
     o Dividends have been reduced/eliminated or scheduled interest payments have not been made.

      While all available information is taken into account, it is difficult to predict the ultimate recoverable amount of a distressed or impaired security.

      The Company's portfolio of fixed maturities fluctuates in value based on interest rates in financial markets and other economic factors. These fluctuations caused by market rate changes have little bearing on whether or not the investment will be ultimately recoverable. Therefore, the Company considers these declines in value as temporary even in periods exceeding one year.

      The following table summarizes unrealized investment losses by class of investment at December 31, 2004. The Company considers these investments to be only temporarily impaired.

                              Less than twelve months    Twelve months or longer              Total
                            --------------------------   -------------------------  --------------------------
                            Estimated     Unrealized    Estimated     Unrealized    Estimated    Unrealized
     Fixed Maturities:      Fair Value       Loss       Fair Value       Loss       Fair Value      Loss
   ----------------------   -----------   ------------  -----------   -----------   -----------  ------------
   ----------------------   -----------                 -----------   -----------   -----------  ------------
    U.S. Government and agencies direct
     obligations          $    7,337    $      177    $    27,572   $      902    $   34,909   $    1,079
   Obligations of U.S.
     states and their
     subdivisions                                             196           16           196           16
   Corporate debt
     securities               17,004           199         25,260          560        42,264          759
   Mortgage-backed and
     asset-backed
     securities                  223           177          1,701           77         1,924          254
                            -----------   ------------  -----------   -----------   -----------  ------------
   Total fixed            $   24,564    $      553    $    54,729   $    1,555    $   79,293   $    2,108
   maturities
                            ===========   ============  ===========   ===========   ===========  ============


      The following table summarizes unrealized investment losses by class of investment at December 31, 2003. The Company considers these investments to be only temporarily impaired.

                              Less than twelve months    Twelve months or longer              Total
                            --------------------------   -------------------------  --------------------------
                            Estimated     Unrealized     Estimated    Unrealized    Estimated    Unrealized
     Fixed Maturities:      Fair Value       Loss        Fair Value      Loss       Fair Value      Loss
   ----------------------   -----------   ------------   -----------  -----------   -----------  ------------
   ----------------------   -----------   ------------   -----------   ----------   -----------  ------------
    U.S. Government and agencies direct
     obligations          $   37,393    $    2,923     $             $            $   37,393   $    2,923
   Obligations of U.S.
     states and their
     subdivisions              1,334            38                                     1,334           38
   Foreign government            643            10                                       643           10
   Corporate debt
     securities               70,610         2,724                                    70,610        2,724
   Mortgage-backed and
     asset-backed
     securities                2,266           156                                     2,266          156
                            -----------   ------------   -----------   ----------   -----------  ------------
   Total fixed            $  112,246    $    5,851     $             $            $  112,246   $    5,851
   maturities
                            ===========   ============   ===========   ==========   ===========  ============


      The Company's gross unrealized loss related to fixed maturities was $2,108 and $5,851 for the years ended December 31, 2004 and 2003, respectively. As of December 31, 2004, the Company has no information available to cause it to believe that any of these investments are other-than-temporarily impaired.

4.   ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

     The following table summarizes the carrying amount and estimated fair value of the Company's financial instruments at December 31, 2004 and 2003:

                                                             December 31,
                                     -------------------------------------------------------------
                                                 2004                            2003
                                     -----------------------------   -----------------------------
                                     -----------------------------
                                       Carrying       Estimated        Carrying       Estimated
                                        Amount        Fair Value        Amount        Fair Value
                                     -------------   -------------   -------------   -------------
                                     -------------   -------------   -------------   -------------
     ASSETS:
        Fixed maturities and
          short-term investments  $      203,903  $     203,903   $     183,257   $     183,257
        Mortgage loans on real
          estate                          79,628          79,628         101,549         101,549
        Policy loans                      13,145         13,145           13,184          13,184
        Equity investments                    50             50            9,711           9,711
        Reinsurance receivables           40,819         40,819           51,407          51,407

     LIABILITIES:
        Annuity contract reserves
          without life                    29,811         30,166           36,264         35,848
     contingencies
        Policyholders' funds               2,289          2,289            2,407          2,407

      The estimated fair values of financial instruments have been determined using available information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop estimates of fair value. Accordingly, the estimates presented are not necessarily indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

      The estimated fair value of fixed maturities and equity investments that are publicly traded are obtained from an independent pricing service. To determine fair value for fixed maturities and equity investments not actively traded, the Company utilizes discounted cash flows calculated at current market rates on investments of similar quality and term.

      Fair values of derivatives in the amounts of ($13) and ($6) at December 31, 2004 and 2003, respectively, consist principally of credit default swaps and interest rate futures, and are included in fixed maturities.

      Mortgage loan fair value estimates generally are based on discounted cash flows. A discount rate "matrix" is incorporated whereby the discount rate used in valuing a specific mortgage generally corresponds to that mortgage's remaining term and credit quality. The rates selected for inclusion in the discount rate "matrix" reflect rates that the Company would quote if placing loans representative in size and quality to those currently in the portfolio.

      Policy loans accrue interest generally at variable rates with no fixed maturity dates and therefore, estimated fair value approximates carrying value.

      The estimated fair value of annuity contract reserves without life contingencies is estimated by discounting the cash flows to maturity of the contracts utilizing current crediting rates for similar products.

      The estimated fair value of policyholders' funds is the same as the carrying amount as the Company can change the crediting rates with 30 days notice.

5. ALLOWANCES ON POLICYHOLDER RECEIVABLES

      Amounts receivable for premiums in the course of collection are generally uncollateralized. The Company maintains an allowance for credit losses at a level that, in management's opinion, is sufficient to absorb credit losses on amounts receivable and premiums in course of collection. Management's judgment is based on past loss experience and current and projected economic conditions. There is no allowance recorded at either December 31, 2004 or 2003.

6.      REINSURANCE

      In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and co-insurance contracts. The Company retains a maximum liability of $150 of coverage per individual life.

      Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. At December 31, 2004 and 2003, the reinsurance receivables had carrying values of $40,819 and $51,407, respectively.

      The following table summarizes life insurance in force and life and accident/health premiums at, and for the year ended, December 31, 2004:


                                                                                        Percentage
                                                                                        of Amount
                                          Reinsurance    Reinsurance                     Assumed
                              Direct         Ceded         Assumed          Net           to Net
                           -------------  -------------  -------------  -------------   -----------
       Life insurance in force:
        Individual      $   2,674,011   $  2,132,725   $          0   $     541,286        0%
         Group                    501            501              0               0        0%
                           -------------  -------------  -------------   -------------
                           -------------  -------------  -------------   -------------
          Total         $   2,674,512   $  2,133,226   $          0   $     541,286
                           =============  =============  =============   =============
                           =============  =============  =============   =============

     Premium Income:
       Life insurance   $      19,986   $     11,235   $          0   $       8,751        0%
       Accident/health            826            800              0              26        0%
                           -------------  -------------  -------------   -------------
                           -------------  -------------  -------------   -------------
          Total         $      20,812   $     12,035   $          0   $       8,777
                           =============  =============  =============   =============

      The following table summarizes life insurance in force at December 31, 2003:

                                                                                        Percentage
                                                                                        of Amount
                                          Reinsurance    Reinsurance                     Assumed
                              Direct         Ceded         Assumed          Net           to Net
                           -------------  -------------  -------------  -------------   -----------
       Life insurance in force:
         Individual     $   2,915,187   $  2,336,669   $              $    578,518         0.0%
         Group                544,425        540,710                         3,715         0.0%
                           -------------  -------------  -------------  -------------
                           -------------  -------------  -------------  -------------
          Total         $   3,459,612   $  2,877,379   $              $    582,233
                           =============  =============  =============  =============

 7.     STOCKHOLDER'S EQUITY, DIVIDEND RESTRICTIONS AND OTHER MATTERS

      At December 31, 2004 and 2003, the Company had 100,000 authorized, issued and outstanding shares of common stock.

      The Company's net income (loss) and capital and surplus, as determined in accordance with statutory accounting principles and practices, for years ended December 31, 2004 and 2003 are as follows:

                                              Years Ended December 31,
                                            ------------------------------
                                                2004             2003
                                            --------------   -------------
                                             (Unaudited)
     Net income (loss)                   $        1,925   $     (2,560)
     Capital and surplus                         18,980         19,938

      As an insurance company domiciled in the State of New York, the Company is required to maintain a minimum of $6,000 of capital and surplus. In addition, the maximum amount of dividends, which can be paid to stockholders, is subject to restrictions relating to statutory surplus and statutory adjusted net investment income. The Company paid no dividends in 2004 and 2003. Dividends are paid as determined by the Board of Directors.


8.   OTHER COMPREHENSIVE INCOME

      The following table presents the composition of other comprehensive income for the year ended December 31, 2004:

                                                 Before Tax                         Net of Tax
                                                   Amount         Tax Benefit         Amount
                                                --------------   ---------------  ---------------
     Unrealized gains on available-for-sale
      securities:
      Unrealized holding gains (losses)
     arising
      during the period                      $       (1,458)  $          511    $        (947)
     Less: reclassification adjustment for
        (gains) losses realized in net                 (170)              59             (111)
     income
                                                --------------   ---------------  ---------------
     Other comprehensive income (loss)       $       (1,628)  $          570    $      (1,058)
                                                ==============   ===============  ===============

9. NET INVESTMENT INCOME AND NET REALIZED GAINS (LOSSES) ON INVESTMENTS

      The following table summarizes net investment income for the year ended December 31, 2004:

                                                               Year Ended
                                                               December 31,
     Investment income:                                            2004
                                                               --------------
       Fixed maturities and short-term                      $       9,103
     investments
       Equity investments                                              43
       Mortgage loans on real estate                                5,474
       Policy loans                                                   820
      Other                                                            59
                                                               --------------
                                                                   15,499

     Investment expenses                                              250
                                                               --------------
     Net investment income                                  $      15,249
                                                               ==============

      The following table summarizes net realized gains on investments for the year ended December 31, 2004:

                                                                 Year Ended
                                                                December 31,
                                                                    2004
                                                                --------------
       Fixed maturities                                      $         305
       Equity investments                                            5,036
       Mortgage loans on real estate                                   610
       Other                                                           (14)
       Provisions for mortgage impairments                            (850)
                                                                --------------
                                                                --------------
         Net realized gains on investments                   $       5,087
                                                                ==============

10.    FEDERAL INCOME TAXES

      Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. The tax effect of temporary differences, which give rise to the deferred tax assets and liabilities as of December 31, 2004 and 2003 are as follows:

                                                                   December 31,
                                            ------------------------------------------------------------
                                                                        ---
                                                       2004                            2003
                                            ----------------------------   -----------------------------
                                            ----------------------------
                                              Deferred       Deferred       Deferred        Deferred
                                                Tax            Tax             Tax             Tax
                                               Asset        Liability         Asset         Liability
                                            -------------  -------------   ------------   --------------
                                            -------------  -------------   ------------   --------------
     Policyholder reserves               $     13,831    $              $     15,603   $
     Deferred policy acquisition costs          1,875
     Deferred acquisition cost proxy tax                                       1,940
     Investment assets                                        11,150                          12,411
     Other                                      5,454                          3,345
                                            -------------  -------------   ------------   --------------
                                            -------------  -------------   ------------   --------------
          Total deferred taxes           $     21,160    $    11,150    $     20,888   $      12,411
                                            =============  =============   ============   ==============

      Amounts included for investment assets above include $1,601 and $799 related to the unrealized gains on the Company's fixed maturities available-for-sale at December 31, 2004 and 2003, respectively.

      The statutory federal income tax rate and the Company's effective tax rate for 2004 were 35.0%.

11.  COMMITMENTS AND CONTINGENCIES

     The Company is involved in various legal proceedings, which arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the resolution of these proceedings should not have a material adverse effect on the Company's financial position or the results of its operations.


VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                                                            ALGER        ALLIANCE
                                                AIM V.I. CORE  AIM V.I. HIGH   AIM V.I.  ALGER AMERICAN    AMERICAN    BERNSTEIN VP
                                                    EQUITY         YIELD      TECHNOLOGY     GROWTH     MIDCAP GROWTH UTILITY INCOME
                                                  PORTFOLIO      PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                -------------- -------------- ---------- -------------- ----------------------------


ASSETS:
    Investments at market value (1)              $     936,791  $   225,431 $      423,104 $   1,500,327  $   672,949 $     250,532
    Investment income due and accrued
    Purchase payments receivable                           100
    Due from First Great West Life & Annuity Insurance  10,537       16,961
    Company                                       ------------   ----------  -------------  ------------   ----------  ------------
                                                   ------------   ----------  -------------  ------------   ----------  ------------

       Total assets                                    947,428      242,392        423,104     1,500,327      672,949       250,532
                                                   ------------   ----------  -------------  ------------   ----------  ------------
                                                   ------------   ----------  -------------  ------------   ----------  ------------

LIABILITIES:
    Redemptions payable                                                                                       441,388
    Due to First Great West Life & Annuity Insurance       198           47             90           319          143            53
    Company                                        ------------   ----------  -------------  ------------   ----------  ------------
                                                   ------------   ----------  -------------  ------------   ----------  ------------

       Total liabilities                                   198           47             90           319      441,531            53
                                                   ------------   ----------  -------------  ------------   ----------  ------------
                                                   ------------   ----------  -------------  ------------   ----------  ------------

NET ASSETS                                       $     947,230  $   242,345 $      423,014 $   1,500,008  $   231,418 $     250,479
                                                   ============   ==========  =============  ============   ==========  ============
                                                   ============   ==========  =============  ============   ==========  ============

NET ASSETS REPRESENTED BY:
    Accumulation units                           $     930,195  $   214,924 $      423,014 $   1,500,008  $   231,418 $     250,479
    Contracts in payout phase                           17,035       27,421
                                                   ------------   ----------  -------------  ------------   ----------  ------------
                                                   ------------   ----------  -------------  ------------   ----------  ------------

NET ASSETS                                       $     947,230  $   242,345 $      423,014 $   1,500,008  $   231,418 $     250,479
                                                   ============   ==========  =============  ============   ==========  ============
                                                   ============   ==========  =============  ============   ==========  ============

ACCUMULATION UNITS OUTSTANDING                          63,134       17,700        176,373        88,597       16,169        16,595

UNIT VALUE (ACCUMULATION)                        $       14.73  $     12.14 $         2.40 $       16.93  $     14.31 $       15.09
                                                   ============   ==========  =============  ============   ==========  ============
                                                   ============   ==========  =============  ============   ==========  ============

(1) Cost of investments:                         $     880,328  $   239,256 $      371,746 $   1,551,940  $   634,476 $     256,009
    Shares of investments:                              49,175       37,385         33,342        38,225       30,728        12,138


The accompanying notes are an integral part of these financial statements.                                               (Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                     ALLIANCE    AMERICAN                      AMERICAN                 DELAWARE VIP
                                                   BERNSTEIN WW CENTURY VP   AMERICAN CENTURY CENTURY VP                  SMALL CAP
                                                  PRIVATIZATION BALANCED    VP INTERNATIONAL   VALUE      BARON CAPITAL     VALUE
                                                    PORTFOLIO   PORTFOLIO       PORTFOLIO     PORTFOLIO    ASSET FUND    PORTFOLIO
                                                 -------------------------- ---------------- ----------- ------------- -------------

ASSETS:
    Investments at market value (1)              $     578,526  $  334,414 $      815,611 $     555,099  $   1,748,130 $    933,779
    Investment income due and accrued
    Purchase payments receivable
    Due from First Great West Life & Annuity Insurance Company
                                                   ------------   ---------  -------------  ------------   ------------  -----------
                                                   ------------   ---------  -------------  ------------   ------------  -----------

       Total assets                                    578,526     334,414        815,611       555,099      1,748,130      933,779
                                                   ------------   ---------  -------------  ------------   ------------  -----------
                                                   ------------   ---------  -------------  ------------   ------------  -----------

LIABILITIES:
    Redemptions payable                                                                                                     434,857
    Due to First Great West Life & Annuity Insurance       121          71            171           117            369          195
    Company                                        ------------   ---------  -------------  ------------   ------------  -----------
                                                   ------------   ---------  -------------  ------------   ------------  -----------

       Total liabilities                                   121          71            171           117            369      435,052
                                                   ------------   ---------  -------------  ------------   ------------  -----------
                                                   ------------   ---------  -------------  ------------   ------------  -----------

NET ASSETS                                       $     578,405  $  334,343 $      815,440 $     554,982  $   1,747,761 $    498,727
                                                   ============   =========  =============  ============   ============  ===========
                                                   ============   =========  =============  ============   ============  ===========

NET ASSETS REPRESENTED BY:
    Accumulation units                           $     578,405  $  334,343 $      815,440 $     554,982  $   1,747,761 $    498,727
    Contracts in payout phase
                                                   ------------   ---------  -------------  ------------   ------------  -----------
                                                   ------------   ---------  -------------  ------------   ------------  -----------

NET ASSETS                                       $     578,405  $  334,343 $      815,440 $     554,982  $   1,747,761 $    498,727
                                                   ============   =========  =============  ============   ============  ===========
                                                   ============   =========  =============  ============   ============  ===========

ACCUMULATION UNITS OUTSTANDING                          47,455      27,857         56,667        41,581        101,532       32,087

UNIT VALUE (ACCUMULATION)                        $       12.19  $    12.00 $        14.39 $       13.35  $       17.21 $      15.54
                                                   ============   =========  =============  ============   ============  ===========
                                                   ============   =========  =============  ============   ============  ===========

(1) Cost of investments:                         $     549,185  $  312,157 $      785,526 $     529,601  $   1,400,472 $    889,140
    Shares of investments:                              23,837      44,589         99,102        67,695         62,523       30,288


The accompanying notes are an integral part of these financial statements.                                               (Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              DREYFUS VIF  DREYFUS VIF   FEDERATED
                                                  DREYFUS GVIT                   DREYFUS VIF  DEVELOPING     GROWTH &    AMERICAN
                                                  MIDCAP INDEX  DREYFUS MIDCAP   APPRECIATION   LEADERS       INCOME   LEADERS FUND
                                                    FUND II     STOCK PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO      II
                                                  ------------- --------------- ------------- ----------- ------------ -------------


ASSETS:
    Investments at market value (1)              $     414,046  $   235,310 $      934,900 $      54,679  $    283,705 $  1,917,842
    Investment income due and accrued                                                                            1,157
    Purchase payments receivable
    Due from First Great West Life & Annuity Insurance Company                                                               25,093
                                                   ------------   ----------  -------------  ------------   -----------  -----------
                                                   ------------   ----------  -------------  ------------   -----------  -----------

       Total assets                                    414,046      235,310        934,900        54,679       284,862    1,942,935
                                                   ------------   ----------  -------------  ------------   -----------  -----------
                                                   ------------   ----------  -------------  ------------   -----------  -----------

LIABILITIES:
    Redemptions payable
    Due to First Great West Life & Annuity Insurance        88           50            198            12            60          406
    Company                                        ------------   ----------  -------------  ------------   -----------  -----------
                                                   ------------   ----------  -------------  ------------   -----------  -----------

       Total liabilities                                    88           50            198            12            60          406
                                                   ------------   ----------  -------------  ------------   -----------  -----------
                                                   ------------   ----------  -------------  ------------   -----------  -----------

NET ASSETS                                       $     413,958  $   235,260 $      934,702 $      54,667  $    284,802 $  1,942,529
                                                   ============   ==========  =============  ============   ===========  ===========
                                                   ============   ==========  =============  ============   ===========  ===========

NET ASSETS REPRESENTED BY:
    Accumulation units                           $     413,958  $   235,260 $      934,702 $      54,667  $    284,802 $  1,901,960
    Contracts in payout phase                                                                                                40,569
                                                   ------------   ----------  -------------  ------------   -----------  -----------
                                                   ------------   ----------  -------------  ------------   -----------  -----------

NET ASSETS                                       $     413,958  $   235,260 $      934,702 $      54,667  $    284,802 $  1,942,529
                                                   ============   ==========  =============  ============   ===========  ===========
                                                   ============   ==========  =============  ============   ===========  ===========

ACCUMULATION UNITS OUTSTANDING                          27,911       16,766         96,325         4,058        29,427      120,775

UNIT VALUE (ACCUMULATION)                        $       14.83  $     14.03 $         9.70 $       13.47  $       9.68 $      15.75
                                                   ============   ==========  =============  ============   ===========  ===========
                                                   ============   ==========  =============  ============   ===========  ===========

(1) Cost of investments:                         $     396,074  $   211,217 $      827,430 $      48,635  $    259,218 $  1,558,791
    Shares of investments:                              23,933       12,288         25,193         1,244        13,002       89,703


The accompanying notes are an integral part of these financial statements.                                               (Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                             FEDERATED FUND  JANUS ASPEN  JANUS ASPEN   JANUS ASPEN    JANUS ASPEN
                                                FEDERATED       FOR U.S.       SERIES        SERIES    SERIES GROWTH      SERIES
                                                 CAPITAL       GOVERNMENT     BALANCED   FLEXIBLE BOND    & INCOME    INTERNATIONAL
                                              INCOME FUND II  SECURITIES II   PORTFOLIO    PORTFOLIO     PORTFOLIO  GROWTH PORTFOLIO
                                              -------------- --------------- ----------- ------------- -----------------------------

ASSETS:
    Investments at market value (1)              $     119,332  $ 1,934,887 $    485,217 $   1,562,125  $     836,765 $     622,173
    Investment income due and accrued
    Purchase payments receivable
    Due from First Great West Life & Annuity Insurance Company
                                                   ------------  -----------  -----------  ------------   ------------  ------------
                                                   ------------  -----------  -----------  ------------   ------------  ------------

       Total assets                                    119,332    1,934,887      485,217     1,562,125        836,765       622,173
                                                   ------------  -----------  -----------  ------------   ------------  ------------
                                                   ------------  -----------  -----------  ------------   ------------  ------------

LIABILITIES:
    Redemptions payable                                                 452                        435
    Due to First Great West Life & Annuity Insurance Company25          405          102           327            176           130
                                                   ------------  -----------  -----------  ------------   ------------  ------------
                                                   ------------  -----------  -----------  ------------   ------------  ------------

       Total liabilities                                    25          857          102           762            176           130
                                                   ------------  -----------  -----------  ------------   ------------  ------------
                                                   ------------  -----------  -----------  ------------   ------------  ------------

NET ASSETS                                       $     119,307  $ 1,934,030 $    485,115 $   1,561,363  $     836,589 $     622,043
                                                   ============  ===========  ===========  ============   ============  ============
                                                   ============  ===========  ===========  ============   ============  ============

NET ASSETS REPRESENTED BY:
    Accumulation units                           $     119,307  $ 1,934,030 $    485,115 $   1,561,363  $     836,589 $     622,043
    Contracts in payout phase
                                                   ------------  -----------  -----------  ------------   ------------  ------------
                                                   ------------  -----------  -----------  ------------   ------------  ------------

NET ASSETS                                       $     119,307  $ 1,934,030 $    485,115 $   1,561,363  $     836,589 $     622,043
                                                   ============  ===========  ===========  ============   ============  ============
                                                   ============  ===========  ===========  ============   ============  ============

ACCUMULATION UNITS OUTSTANDING                          10,861      129,731       40,415       115,659         61,712        37,685

UNIT VALUE (ACCUMULATION)                        $       10.98  $     14.91 $      12.00 $       13.50  $       13.56 $       16.51
                                                   ============  ===========  ===========  ============   ============  ============
                                                   ============  ===========  ===========  ============   ============  ============

(1) Cost of investments:                         $     116,401  $ 1,968,758 $    452,275 $   1,672,449  $     707,560 $     485,353
    Shares of investments:                              13,348      170,325       18,851       137,511         47,625        17,511


The accompanying notes are an integral part of these financial statements.                                               (Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                              JANUS ASPEN
                                                JANUS ASPEN     SERIES    OPPENHEIMER
                                                SERIES LARGE   WORLDWIDE     GLOBAL                   PIMCO VIT LOW   PIMCO VIT
                                                 CAP GROWTH     GROWTH     SECURITIES PIMCO VIT HIGH     DURATION    TOTAL RETURN
                                                 PORTFOLIO     PORTFOLIO    FUND/VA   YIELD PORTFOLIO   PORTFOLIO     PORTFOLIO
                                                ------------ ------------ ----------- --------------- -------------- ---------------


ASSETS:
    Investments at market value (1)              $     807,863  $  1,235,413 $    2,312,993 $   1,194,869  $ 1,415,496 $    490,742
    Investment income due and accrued                                                               4,878        4,660        1,857
    Purchase payments receivable                           100                           60
    Due from First Great West Life & Annuity Insurance Company
                                                   ------------   -----------  -------------  ------------  -----------  -----------
                                                   ------------   -----------  -------------  ------------  -----------  -----------

       Total assets                                    807,963     1,235,413      2,313,053     1,199,747    1,420,156      492,599
                                                   ------------   -----------  -------------  ------------  -----------  -----------
                                                   ------------   -----------  -------------  ------------  -----------  -----------

LIABILITIES:
    Redemptions payable
    Due to First Great West Life & Annuity Insurance       171           260            487           251          298          103
    Company
                                                   ------------   -----------  -------------  ------------  -----------  -----------
                                                   ------------   -----------  -------------  ------------  -----------  -----------

       Total liabilities                                   171           260            487           251          298          103
                                                   ------------   -----------  -------------  ------------  -----------  -----------
                                                   ------------   -----------  -------------  ------------  -----------  -----------

NET ASSETS                                       $     807,792  $  1,235,153 $    2,312,566 $   1,199,496  $ 1,419,858 $    492,496
                                                   ============   ===========  =============  ============  ===========  ===========
                                                   ============   ===========  =============  ============  ===========  ===========

NET ASSETS REPRESENTED BY:
    Accumulation units                           $     807,792  $  1,235,153 $    2,312,566 $   1,199,496  $ 1,419,858 $    492,496
    Contracts in payout phase
                                                   ------------   -----------  -------------  ------------  -----------  -----------
                                                   ------------   -----------  -------------  ------------  -----------  -----------

NET ASSETS                                       $     807,792  $  1,235,153 $    2,312,566 $   1,199,496  $ 1,419,858 $    492,496
                                                   ============   ===========  =============  ============  ===========  ===========
                                                   ============   ===========  =============  ============  ===========  ===========

ACCUMULATION UNITS OUTSTANDING                          58,143        86,709        139,028       100,978      141,466       48,946

UNIT VALUE (ACCUMULATION)                        $       13.89  $      14.24 $        16.63 $       11.88  $     10.04 $      10.06
                                                   ============   ===========  =============  ============  ===========  ===========
                                                   ============   ===========  =============  ============  ===========  ===========

(1) Cost of investments:                         $     838,282  $  1,024,998 $    1,939,505 $   1,193,038  $ 1,439,891 $    503,402
    Shares of investments:                              38,728        44,185         69,293       145,894      140,287       47,924


The accompanying notes are an integral part of these financial statements.                                               (Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  PIONEER    PRUDENTIAL     SCHWAB
                                                                PIONEER GROWTH   SMALL CAP  SERIES FUND  MARKETTRACK   SCHWAB MONEY
                                                   PIONEER FUND OPPORTUNITIES  VALUE II VCT EQUITY CLASS    GROWTH        MARKET
                                                  VCT PORTFOLIO VCT PORTFOLIO    PORTFOLIO  II PORTFOLIO PORTFOLIO II    PORTFOLIO
                                                  ------------- -------------- ------------ ------------- -------------- -----------


ASSETS:
    Investments at market value (1)              $      95,732  $   449,270 $      531,644 $   494,790  $   1,481,007 $   4,964,248
    Investment income due and accrued                                                                                        25,973
    Purchase payments receivable                                                                                            926,201
    Due from First Great West Life & Annuity Insurance Company
                                                   ------------   ----------  -------------  ----------   ------------  ------------
                                                   ------------   ----------  -------------  ----------   ------------  ------------

       Total assets                                     95,732      449,270        531,644     494,790      1,481,007     5,916,422
                                                   ------------   ----------  -------------  ----------   ------------  ------------
                                                   ------------   ----------  -------------  ----------   ------------  ------------

LIABILITIES:
    Redemptions payable
    Due to First Great West Life & Annuity Insurance        20           95            113          98            313         1,045
       Company
                                                   ------------   ----------  -------------  ----------   ------------  ------------
                                                   ------------   ----------  -------------  ----------   ------------  ------------

       Total liabilities                                    20           95            113          98            313         1,045
                                                   ------------   ----------  -------------  ----------   ------------  ------------
                                                   ------------   ----------  -------------  ----------   ------------  ------------

NET ASSETS                                       $      95,712  $   449,175 $      531,531 $   494,692  $   1,480,694 $   5,915,377
                                                   ============   ==========  =============  ==========   ============  ============
                                                   ============   ==========  =============  ==========   ============  ============

NET ASSETS REPRESENTED BY:
    Accumulation units                           $      95,712  $   449,175 $      531,531 $   494,692  $   1,480,694 $   5,915,377
    Contracts in payout phase
                                                   ------------   ----------  -------------  ----------   ------------  ------------
                                                   ------------   ----------  -------------  ----------   ------------  ------------

NET ASSETS                                       $      95,712  $   449,175 $      531,531 $   494,692  $   1,480,694 $   5,915,377
                                                   ============   ==========  =============  ==========   ============  ============
                                                   ============   ==========  =============  ==========   ============  ============

ACCUMULATION UNITS OUTSTANDING                           7,846       31,790         32,017      47,154         92,909       481,922

UNIT VALUE (ACCUMULATION)                        $       12.20  $     14.13 $        16.60 $     10.49  $       15.94 $       12.27
                                                   ============   ==========  =============  ==========   ============  ============
                                                   ============   ==========  =============  ==========   ============  ============

(1) Cost of investments:                         $      78,849  $   348,068 $      440,506 $   445,812  $   1,137,579 $   4,964,248
    Shares of investments:                               4,442       17,709         22,788      20,040         95,364     4,964,248


The accompanying notes are an integral part of these financial statements.                                               (Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      UNIVERSAL
                                                                           SCUDDER SVL   SCUDDER SVL                  INSTITUTIONAL
                                                 SCHWAB S&P SCUDDER DREMAN   CAPITAL       GROWTH &   SCUDDER VIT    FUND U.S. REAL
                                                 500 INDEX    HIGH RETURN     GROWTH        INCOME     SMALL CAP         ESTATE
                                                 PORTFOLIO    EQUITY FUND   PORTFOLIO     PORTFOLIO    INDEX FUND       PORTFOLIO
                                                 ---------- ------------- ------------   ----------- ------------- ----------------


ASSETS:
    Investments at market value (1)              $   6,157,091  $  275,262 $      178,471 $   317,019  $     745,343 $    1,502,335
    Investment income due and accrued
    Purchase payments receivable                                                                                  40
    Due from First Great West Life & Annuity Insurance Company
                                                   ------------  ----------  -------------  ----------   ------------  -------------
                                                   ------------  ----------  -------------  ----------   ------------  -------------

       Total assets                                  6,157,091     275,262        178,471     317,019        745,383      1,502,335
                                                   ------------  ----------  -------------  ----------   ------------  -------------
                                                   ------------  ----------  -------------  ----------   ------------  -------------

LIABILITIES:
    Redemptions payable                                    120
    Due to First Great West Life & Annuity Insurance     1,308          58             38          67            158            317
       Company
                                                   ------------  ----------  -------------  ----------   ------------  -------------
                                                   ------------  ----------  -------------  ----------   ------------  -------------

       Total liabilities                                 1,428          58             38          67            158            317
                                                   ------------  ----------  -------------  ----------   ------------  -------------
                                                   ------------  ----------  -------------  ----------   ------------  -------------

NET ASSETS                                       $   6,155,663  $  275,204 $      178,433 $   316,952  $     745,225 $    1,502,018
                                                   ============  ==========  =============  ==========   ============  =============
                                                   ============  ==========  =============  ==========   ============  =============

NET ASSETS REPRESENTED BY:
    Accumulation units                           $   6,155,663  $  275,204 $      178,433 $   316,952  $     745,225 $    1,502,018
    Contracts in payout phase
                                                   ------------  ----------  -------------  ----------   ------------  -------------
                                                   ------------  ----------  -------------  ----------   ------------  -------------

NET ASSETS                                       $   6,155,663  $  275,204 $      178,433 $   316,952  $     745,225 $    1,502,018
                                                   ============  ==========  =============  ==========   ============  =============
                                                   ============  ==========  =============  ==========   ============  =============

ACCUMULATION UNITS OUTSTANDING                         402,180      25,509         19,327      36,036         48,062         57,727

UNIT VALUE (ACCUMULATION)                        $       15.31  $    10.79 $         9.23 $      8.80  $       15.51          26.02
                                                   ============  ==========  =============  ==========   ============  =============
                                                   ============  ==========  =============  ==========   ============  =============

(1) Cost of investments:                         $   5,200,079  $  267,539 $      144,045 $   256,767  $     567,410 $    1,043,971
    Shares of investments:                             340,359      20,527         10,560      32,615         51,760         65,093


The accompanying notes are an integral part of these financial statements.                                               (Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            TOTAL
                                                                              VAN KAMPEN  VAN KAMPEN LIT                  VARIABLE
                                                                              LIT COMMON     GROWTH &     WELLS FARGO    ANNUITY-1
                                                                                STOCK         INCOME      VT MULTI CAP SELECT SERIES
                                                                              PORTFOLIO      PORTFOLIO   VALUE FUND II    ACCOUNT
                                                                             -----------  -------------- ------------- -------------

ASSETS:
    Investments at market value (1)                                          $    144,252 $      148,478 $   377,707  $  43,695,699
    Investment income due and accrued                                                                                        38,525
    Purchase payments receivable                                                                                            926,501
    Due from First Great West Life & Annuity Insurance Company                                                               52,591
                                                                               -----------  ------------- -----------   ------------
                                                                               -----------  ------------- -----------   ------------

       Total assets                                                               144,252        148,478     377,707     44,713,316
                                                                               -----------  ------------- -----------   ------------
                                                                               -----------  ------------- -----------   ------------

LIABILITIES:
    Redemptions payable                                                                                                     877,252
    Due to First Great West Life & Annuity Insurance Company                           31             31          79          9,214
                                                                               -----------  ------------- -----------   ------------
                                                                               -----------  ------------- -----------   ------------

       Total liabilities                                                               31             31          79        886,466
                                                                               -----------  ------------- -----------   ------------
                                                                               -----------  ------------- -----------   ------------

NET ASSETS                                                                   $    144,221 $      148,447 $   377,628  $  43,826,850
                                                                               ===========  ============= ===========   ============
                                                                               ===========  ============= ===========   ============

NET ASSETS REPRESENTED BY:
    Accumulation units                                                       $    144,221 $      148,447 $   377,628  $  43,741,825
    Contracts in payout phase                                                                                                85,025
                                                                               -----------  ------------- -----------   ------------
                                                                               -----------  ------------- -----------   ------------

NET ASSETS                                                                   $    144,221 $      148,447 $   377,628  $  43,826,850
                                                                               ===========  ============= ===========   ============
                                                                               ===========  ============= ===========   ============

ACCUMULATION UNITS OUTSTANDING                                                     13,602         13,481      28,311

UNIT VALUE (ACCUMULATION)                                                    $      10.60 $        11.01 $     13.34
                                                                               ===========  ============= ===========
                                                                               ===========  ============= ===========

(1) Cost of investments:                                                     $    139,342 $      149,172 $   273,976  $  39,500,476
    Shares of investments:                                                         10,537          7,246      27,651


The accompanying notes are an integral part of these financial statements.                                               (Concluded)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            ALLIANCE
                                                                                                                        BERNSTEIN VP
                                                AIM V.I. CORE                    AIM V.I.  ALGER AMERICAN  ALGER AMERICAN   UTILITY
                                                    EQUITY     AIM V.I. HIGH    TECHNOLOGY     GROWTH       MIDCAP GROWTH    INCOME
                                                  PORTFOLIO   YIELD PORTFOLIO   PORTFOLIO     PORTFOLIO       PORTFOLIO    PORTFOLIO
                                                ------------- ---------------- ----------- --------------  -------------------------


INVESTMENT INCOME:
    Dividends                                    $       4,494 $    21,342 $            0 $       3,737 $            0 $      4,014

EXPENSES:
    Mortality and expense risk                          10,490       2,537          3,311        13,871          2,548        1,963
                                                   ------------  ----------  -------------  ------------  -------------  -----------
                                                   ------------  ----------  -------------  ------------  -------------  -----------

NET INVESTMENT INCOME (LOSS)                            (5,996)     18,805         (3,311)      (10,134)        (2,548)       2,051
                                                   ------------  ----------  -------------  ------------  -------------  -----------
                                                   ------------  ----------  -------------  ------------  -------------  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Realized gain (loss) on sale of fund shares         17,143         989         14,145       (64,896)        12,635       43,581
    Realized gain distributions                              0           0              0             0          8,959            0
                                                   ------------  ----------  -------------  ------------  -------------  -----------
                                                   ------------  ----------  -------------  ------------  -------------  -----------

    Net realized gain (loss)                            17,143         989         14,145       (64,896)        21,594       43,581
                                                   ------------  ----------  -------------  ------------  -------------  -----------
                                                   ------------  ----------  -------------  ------------  -------------  -----------

    Change in net unrealized appreciation (depreciation)
       on investments                                    4,886     (14,235)        (8,548)      234,004         14,769      (26,099)
                                                   ------------  ----------  -------------  ------------  -------------  -----------
                                                   ------------  ----------  -------------  ------------  -------------  -----------

NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                    $      16,033 $     5,559 $        2,286 $     158,974 $       33,815 $     19,533
                                                   ============  ==========  =============  ============  =============  ===========
                                                   ============  ==========  =============  ============  =============  ===========


INVESTMENT INCOME RATIO (2005)                           0.36%       7.15%                        0.23%                       1.74%
                                                   ============  ==========                 ============                 ===========
                                                   ============  ==========                 ============                 ===========

INVESTMENT INCOME RATIO (2004)                           0.81%      15.18%                                                    2.10%
                                                   ============  ==========                                              ===========
                                                   ============  ==========                                              ===========

INVESTMENT INCOME RATIO (2003)                           1.08%       5.46%
                                                   ============  ==========
                                                   ============  ==========

INVESTMENT INCOME RATIO (2002)                           1.43%       9.87%                        0.04%
                                                   ============  ==========                 ============
                                                   ============  ==========                 ============

INVESTMENT INCOME RATIO (2001)                           1.19%       6.55%                        0.24%
                                                   ============  ==========                 ============
                                                   ============  ==========                 ============


The accompanying notes are an integral part of these financial statements.                                               (Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                   ALLIANCE     AMERICAN                     AMERICAN                 DELAWARE VIP
                                                 BERNSTEIN WW  CENTURY VP AMERICAN CENTURY  CENTURY VP                 SMALL CAP
                                                 PRIVATIZATION  BALANCED  VP INTERNATIONAL    VALUE    BARON CAPITAL     VALUE
                                                   PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO    ASSET FUND    PORTFOLIO
                                                 ------------- ---------- ----------------- ---------- -----------------------------


INVESTMENT INCOME:
    Dividends                                    $           0 $     5,676 $       10,448 $       7,664 $          0 $        1,380

EXPENSES:
    Mortality and expense risk                             725       3,087          7,333         5,692       14,035          4,165
                                                   ------------  ----------  -------------  ------------  -----------  -------------
                                                   ------------  ----------  -------------  ------------  -----------  -------------

NET INVESTMENT INCOME (LOSS)                              (725)      2,589          3,115         1,972      (14,035)        (2,785)
                                                   ------------  ----------  -------------  ------------  -----------  -------------
                                                   ------------  ----------  -------------  ------------  -----------  -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Realized gain (loss) on sale of fund shares             58      12,878        198,543       (44,649)      66,557         12,876
    Realized gain distributions                              0         121              0        88,681            0         26,228
                                                   ------------  ----------  -------------  ------------  -----------  -------------
                                                   ------------  ----------  -------------  ------------  -----------  -------------

    Net realized gain                                       58      12,999        198,543        44,032       66,557         39,104
                                                   ------------  ----------  -------------  ------------  -----------  -------------
                                                   ------------  ----------  -------------  ------------  -----------  -------------

    Change in net unrealized appreciation
       on investments                                   29,341      (1,133)       (81,243)       (7,928)     (10,514)        13,742
                                                   ------------  ----------  -------------  ------------  -----------  -------------
                                                   ------------  ----------  -------------  ------------  -----------  -------------

NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                    $      28,674 $    14,455 $      120,415 $      38,076 $     42,008 $       50,061
                                                   ============  ==========  =============  ============  ===========  =============
                                                   ============  ==========  =============  ============  ===========  =============


INVESTMENT INCOME RATIO (2005)                                       1.56%          1.21%         1.14%                       0.28%
                                                                 ==========  =============  ============               =============
                                                                 ==========  =============  ============               =============

INVESTMENT INCOME RATIO (2004)                                       1.02%          0.52%         0.74%                       0.31%
                                                                 ==========  =============  ============               =============
                                                                 ==========  =============  ============               =============

INVESTMENT INCOME RATIO (2003)                                                      0.46%
                                                                             =============
                                                                             =============

INVESTMENT INCOME RATIO (2002)                                                      2.46%
                                                                             =============
                                                                             =============

INVESTMENT INCOME RATIO (2001)                                                      0.04%
                                                                             =============
                                                                             =============


The accompanying notes are an integral part of these financial statements.                                               (Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             DREYFUS VIF DREYFUS VIF   FEDERATED
                                                  DREYFUS GVIT                 DREYFUS VIF   DEVELOPING   GROWTH &      AMERICAN
                                                  MIDCAP INDEX DREYFUS MIDCAP  APPRECIATION    LEADERS     INCOME     LEADERS FUND
                                                    FUND II    STOCK PORTFOLIO  PORTFOLIO     PORTFOLIO   PORTFOLIO        II
                                                  ------------ -------------- ------------- ------------ ----------- ---------------


INVESTMENT INCOME:
    Dividends                                    $       4,311 $           83 $          187 $         0 $      3,862 $      31,202

EXPENSES:
    Mortality and expense risk                           4,990          1,909          8,458         478        2,397        16,963
                                                   ------------  -------------  -------------  ----------  -----------  ------------
                                                   ------------  -------------  -------------  ----------  -----------  ------------

NET INVESTMENT INCOME (LOSS)                              (679)        (1,826)        (8,271)       (478)       1,465        14,239
                                                   ------------  -------------  -------------  ----------  -----------  ------------
                                                   ------------  -------------  -------------  ----------  -----------  ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Realized gain on sale of fund shares                77,560         12,111         52,654         945        2,824        57,354
    Realized gain distributions                         29,498          1,110              0           0            0             0
                                                   ------------  -------------  -------------  ----------  -----------  ------------
                                                   ------------  -------------  -------------  ----------  -----------  ------------

    Net realized gain                                  107,058         13,221         52,654         945        2,824        57,354
                                                   ------------  -------------  -------------  ----------  -----------  ------------
                                                   ------------  -------------  -------------  ----------  -----------  ------------

    Change in net unrealized appreciation
       on investments                                  (12,981)        (1,823)       (14,530)      2,412        5,721           (79)
                                                   ------------  -------------  -------------  ----------  -----------  ------------
                                                   ------------  -------------  -------------  ----------  -----------  ------------

NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                    $      93,398 $        9,572 $       29,853 $     2,879 $     10,010 $      71,514
                                                   ============  =============  =============  ==========  ===========  ============
                                                   ============  =============  =============  ==========  ===========  ============


INVESTMENT INCOME RATIO (2005)                           0.73%          0.04%          0.02%                    1.37%         1.56%
                                                   ============  =============  =============              ===========  ============
                                                   ============  =============  =============              ===========  ============

INVESTMENT INCOME RATIO (2004)                           0.35%          0.48%          2.01%       0.20%        1.31%         1.35%
                                                   ============  =============  =============  ==========  ===========  ============
                                                   ============  =============  =============  ==========  ===========  ============

INVESTMENT INCOME RATIO (2003)                           0.28%          0.84%          1.15%       0.05%        0.71%         1.55%
                                                   ============  =============  =============  ==========  ===========  ============
                                                   ============  =============  =============  ==========  ===========  ============

INVESTMENT INCOME RATIO (2002)                                                         1.32%                    0.60%         0.96%
                                                                                =============              ===========  ============
                                                                                =============              ===========  ============

INVESTMENT INCOME RATIO (2001)                                                         0.99%                    0.51%         1.29%
                                                                                =============              ===========  ============
                                                                                =============              ===========  ============


The accompanying notes are an integral part of these financial statements.                                               (Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                  FEDERATED   JANUS ASPEN  JANUS ASPEN   JANUS ASPEN   JANUS ASPEN
                                                    FEDERATED   FUND FOR U.S.   SERIES       SERIES     SERIES GROWTH     SERIES
                                                 CAPITAL INCOME   GOVERNMENT   BALANCED   FLEXIBLE BOND    & INCOME   INTERNATIONAL
                                                     FUND II    SECURITIES II  PORTFOLIO    PORTFOLIO     PORTFOLIO GROWTH PORTFOLIO
                                                 -------------- ------------ ------------ -------------  ----------- ---------------


INVESTMENT INCOME:
    Dividends                                    $      11,342 $    94,144 $       11,748 $      87,072 $      4,356 $        5,544

EXPENSES:
    Mortality and expense risk                           1,774      19,067          4,329        15,358        5,207          3,572
                                                   ------------  ----------  -------------  ------------  -----------  -------------
                                                   ------------  ----------  -------------  ------------  -----------  -------------

NET INVESTMENT INCOME (LOSS)                             9,568      75,077          7,419        71,714         (851)         1,972
                                                   ------------  ----------  -------------  ------------  -----------  -------------
                                                   ------------  ----------  -------------  ------------  -----------  -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Realized gain (loss) on sale of fund shares          6,913     (22,913)        13,403       (38,909)       2,950         19,820
    Realized gain distributions                              0           0              0        67,054            0              0
                                                   ------------  ----------  -------------  ------------  -----------  -------------
                                                   ------------  ----------  -------------  ------------  -----------  -------------

    Net realized gain (loss)                             6,913     (22,913)        13,403        28,145        2,950         19,820
                                                   ------------  ----------  -------------  ------------  -----------  -------------
                                                   ------------  ----------  -------------  ------------  -----------  -------------

    Change in net unrealized appreciation (depreciation)
       on investments                                   (2,119)    (26,673)        12,118       (79,281)      73,757        105,574
                                                   ------------  ----------  -------------  ------------  -----------  -------------
                                                   ------------  ----------  -------------  ------------  -----------  -------------

NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                    $      14,362 $    25,491 $       32,940 $      20,578 $     75,856 $      127,366
                                                   ============  ==========  =============  ============  ===========  =============
                                                   ============  ==========  =============  ============  ===========  =============


INVESTMENT INCOME RATIO (2005)                           5.43%       4.20%          2.31%         4.82%        0.71%          1.32%
                                                   ============  ==========  =============  ============  ===========  =============
                                                   ============  ==========  =============  ============  ===========  =============

INVESTMENT INCOME RATIO (2004)                           4.95%       4.55%          4.37%         5.66%        0.87%          0.78%
                                                   ============  ==========  =============  ============  ===========  =============
                                                   ============  ==========  =============  ============  ===========  =============

INVESTMENT INCOME RATIO (2003)                           4.03%       3.43%          1.51%         4.51%        0.14%          0.98%
                                                   ============  ==========  =============  ============  ===========  =============
                                                   ============  ==========  =============  ============  ===========  =============

INVESTMENT INCOME RATIO (2002)                           5.96%       2.51%                        6.25%                       0.46%
                                                   ============  ==========                 ============               =============
                                                   ============  ==========                 ============               =============

INVESTMENT INCOME RATIO (2001)                           3.10%       3.01%                        7.13%                       1.26%
                                                   ============  ==========                 ============               =============
                                                   ============  ==========                 ============               =============


The accompanying notes are an integral part of these financial statements.                                               (Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                              JANUS ASPEN
                                                 JANUS ASPEN    SERIES     OPPENHEIMER
                                                 SERIES LARGE  WORLDWIDE      GLOBAL                    PIMCO VIT LOW   PIMCO VIT
                                                  CAP GROWTH    GROWTH      SECURITIES  PIMCO VIT HIGH    DURATION     TOTAL RETURN
                                                  PORTFOLIO    PORTFOLIO     FUND/VA    YIELD PORTFOLIO   PORTFOLIO     PORTFOLIO
                                                 ----------- ------------ ------------- ---------------  ------------- -------------


INVESTMENT INCOME:
    Dividends                                    $       3,030 $     17,506 $     12,293 $      53,425 $      40,684 $        5,390

EXPENSES:
    Mortality and expense risk                           8,684       11,751       12,631         6,960        12,363          1,095
                                                   ------------  -----------  -----------  ------------  ------------  -------------
                                                   ------------  -----------  -----------  ------------  ------------  -------------

NET INVESTMENT INCOME (LOSS)                            (5,654)       5,755         (338)       46,465        28,321          4,295
                                                   ------------  -----------  -----------  ------------  ------------  -------------
                                                   ------------  -----------  -----------  ------------  ------------  -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Realized gain (loss) on sale of fund shares        (59,664)      66,325       34,665         2,537        (2,235)          (210)
    Realized gain distributions                              0            0            0             0         3,799          7,631
                                                   ------------  -----------  -----------  ------------  ------------  -------------
                                                   ------------  -----------  -----------  ------------  ------------  -------------

    Net realized gain (loss)                           (59,664)      66,325       34,665         2,537         1,564          7,421
                                                   ------------  -----------  -----------  ------------  ------------  -------------
                                                   ------------  -----------  -----------  ------------  ------------  -------------

    Change in net unrealized appreciation (depreciation)
       on investments                                   82,561      (20,705)     194,900       (20,565)      (27,343)       (12,660)
                                                   ------------  -----------  -----------  ------------  ------------  -------------
                                                   ------------  -----------  -----------  ------------  ------------  -------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                    $      17,243 $     51,375 $    229,227 $      28,437 $       2,542 $         (944)
                                                   ============  ===========  ===========  ============  ============  =============
                                                   ============  ===========  ===========  ============  ============  =============


INVESTMENT INCOME RATIO (2005)                           0.30%        1.27%        0.83%         6.52%         2.80%          2.03%
                                                   ============  ===========  ===========  ============  ============  =============
                                                   ============  ===========  ===========  ============  ============  =============

INVESTMENT INCOME RATIO (2004)                           0.14%        1.01%        0.93%         6.41%         1.33%
                                                   ============  ===========  ===========  ============  ============
                                                   ============  ===========  ===========  ============  ============

INVESTMENT INCOME RATIO (2003)                           0.08%        1.05%                      3.62%         0.69%
                                                   ============  ===========               ============  ============
                                                   ============  ===========               ============  ============

INVESTMENT INCOME RATIO (2002)                                        0.71%
                                                                 ===========
                                                                 ===========

INVESTMENT INCOME RATIO (2001)                           0.07%        0.45%
                                                   ============  ===========
                                                   ============  ===========


The accompanying notes are an integral part of these financial statements.                                               (Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              PRUDENTIAL     SCHWAB
                                                               PIONEER GROWTH  PIONEER SMALL  SERIES FUND  MARKETTRACK SCHWAB MONEY
                                                PIONEER FUND    OPPORTUNITIES  CAP VALUE II  EQUITY CLASS    GROWTH       MARKET
                                                VCT PORTFOLIO   VCT PORTFOLIO  VCT PORTFOLIO II PORTFOLIO PORTFOLIO II  PORTFOLIO
                                                -------------- --------------  ------------ ------------- ------------ -------------


INVESTMENT INCOME:
    Dividends                                    $       1,236 $         0 $        2,641 $     2,352 $       18,770 $      161,440

EXPENSES:
    Mortality and expense risk                             779       4,666          3,799       2,647         12,182         49,881
                                                   ------------  ----------  -------------  ----------  -------------  -------------
                                                   ------------  ----------  -------------  ----------  -------------  -------------

NET INVESTMENT INCOME (LOSS)                               457      (4,666)        (1,158)       (295)         6,588        111,559
                                                   ------------  ----------  -------------  ----------  -------------  -------------
                                                   ------------  ----------  -------------  ----------  -------------  -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Realized gain on sale of fund shares                   988      69,377         16,857         343         32,972              0
    Realized gain distributions                              0           0            362           0              0              0
                                                   ------------  ----------  -------------  ----------  -------------  -------------
                                                   ------------  ----------  -------------  ----------  -------------  -------------

    Net realized gain                                      988      69,377         17,219         343         32,972              0
                                                   ------------  ----------  -------------  ----------  -------------  -------------
                                                   ------------  ----------  -------------  ----------  -------------  -------------

    Change in net unrealized appreciation
       on investments                                    3,164     (37,812)        38,521      35,730         30,929              0
                                                   ------------  ----------  -------------  ----------  -------------  -------------
                                                   ------------  ----------  -------------  ----------  -------------  -------------

NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                    $       4,609 $    26,899 $       54,582 $    35,778 $       70,489 $      111,559
                                                   ============  ==========  =============  ==========  =============  =============
                                                   ============  ==========  =============  ==========  =============  =============


INVESTMENT INCOME RATIO (2005)                           1.35%                      0.59%       0.75%          1.31%          2.75%
                                                   ============              =============  ==========  =============  =============
                                                   ============              =============  ==========  =============  =============

INVESTMENT INCOME RATIO (2004)                           0.76%                                  1.17%          1.25%          0.93%
                                                   ============                             ==========  =============  =============
                                                   ============                             ==========  =============  =============

INVESTMENT INCOME RATIO (2003)                           0.61%                      1.08%       0.21%          1.27%          0.73%
                                                   ============              =============  ==========  =============  =============
                                                   ============              =============  ==========  =============  =============

INVESTMENT INCOME RATIO (2002)                           1.05%                                  0.56%          2.64%          1.33%
                                                   ============                             ==========  =============  =============
                                                   ============                             ==========  =============  =============

INVESTMENT INCOME RATIO (2001)                           0.66%                                  0.36%          2.23%          3.52%
                                                   ============                             ==========  =============  =============
                                                   ============                             ==========  =============  =============


The accompanying notes are an integral part of these financial statements.                                               (Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                                           SCUDDER SVL  SCUDDER SVL
                                                 SCHWAB S&P SCUDDER DREMAN   CAPITAL     GROWTH &    SCUDDER VIT        SCUDDER VIT
                                                 500 INDEX    HIGH RETURN     GROWTH      INCOME     EAFE EQUITY         SMALL CAP
                                                 PORTFOLIO    EQUITY FUND   PORTFOLIO    PORTFOLIO   INDEX FUND          INDEX FUND
                                                 ---------- -------------- ----------- ------------ -------------    ---------------


INVESTMENT INCOME:
    Dividends                                    $     103,980 $         0 $      1,808 $       4,057 $        7,780 $        5,003
EXPENSES:
    Mortality and expense risk                          50,379         422        1,526         2,634          1,715          6,662
                                                   ------------  ----------  -----------  ------------  -------------  -------------
                                                   ------------  ----------  -----------  ------------  -------------  -------------

NET INVESTMENT INCOME (LOSS)                            53,601        (422)         282         1,423          6,065         (1,659)
                                                   ------------  ----------  -----------  ------------  -------------  -------------
                                                   ------------  ----------  -----------  ------------  -------------  -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Realized gain on sale of fund shares               201,025           4        4,133         4,948         72,385         76,569
    Realized gain distributions                              0           0            0             0              0         21,459
                                                   ------------  ----------  -----------  ------------  -------------  -------------
                                                   ------------  ----------  -----------  ------------  -------------  -------------

    Net realized gain                                  201,025           4        4,133         4,948         72,385         98,028
                                                   ------------  ----------  -----------  ------------  -------------  -------------
                                                   ------------  ----------  -----------  ------------  -------------  -------------

    Change in net unrealized appreciation
       on investments                                  (29,422)      7,723        9,031         9,472        (75,091)       (85,372)
                                                   ------------  ----------  -----------  ------------  -------------  -------------
                                                   ------------  ----------  -----------  ------------  -------------  -------------

NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                    $     225,204 $     7,305 $     13,446 $      15,843 $        3,359 $       10,997
                                                   ============  ==========  ===========  ============  =============  =============
                                                   ============  ==========  ===========  ============  =============  =============


INVESTMENT INCOME RATIO (2005)                           1.75%                    1.01%         1.31%          2.16%          0.64%
                                                   ============              ===========  ============  =============  ============
                                                   ============              ===========  ============  =============  ============

INVESTMENT INCOME RATIO (2004)                           1.09%                    0.54%         0.75%          2.30%          0.40%
                                                   ============              ===========  ============  =============  =============
                                                   ============              ===========  ============  =============  =============

INVESTMENT INCOME RATIO (2003)                           1.28%                    0.41%         0.59%          2.64%          0.93%
                                                   ============              ===========  ============  =============  =============
                                                   ============              ===========  ============  =============  =============

INVESTMENT INCOME RATIO (2002)                           1.28%                    0.37%         1.18%          3.76%          0.73%
                                                   ============              ===========  ============  =============  =============
                                                   ============              ===========  ============  =============  =============

INVESTMENT INCOME RATIO (2001)                           1.02%                    0.41%         1.05%                         1.73%
                                                   ============              ===========  ============                 =============
                                                   ============              ===========  ============                 =============


The accompanying notes are an integral part of these financial statements.                                               (Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                              UNIVERSAL
                                                            INSTITUTIONAL                  VAN KAMPEN                 TOTAL VARIABLE
                                                           FUND U.S. REAL  VAN KAMPEN LIT LIT GROWTH & WELLS FARGO VT    ANNUITY-1
                                                               ESTATE       COMMON STOCK     INCOME       MULTI CAP    SELECT SERIES
                                                              PORTFOLIO       PORTFOLIO    PORTFOLIO    VALUE FUND II     ACCOUNT
                                                           --------------- ------------- ------------- -------------- --------------


INVESTMENT INCOME:
    Dividends                                            $       16,396 $            0 $            0 $       1,681  $     772,078

EXPENSES:
    Mortality and expense risk                                   11,342            264             91         3,626        360,358
                                                           -------------  -------------  -------------  ------------   ------------
                                                           -------------  -------------  -------------  ------------   ------------

NET INVESTMENT INCOME (LOSS)                                      5,054           (264)           (91)       (1,945)       411,720
                                                           -------------  -------------  -------------  ------------   ------------
                                                           -------------  -------------  -------------  ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Realized gain (loss) on sale of fund shares                  82,618            (16)             2        59,160      1,117,355
    Realized gain distributions                                  36,214              0              0             0        291,116
                                                           -------------  -------------  -------------  ------------   ------------
                                                           -------------  -------------  -------------  ------------   ------------

    Net realized gain (loss)                                    118,832            (16)             2        59,160      1,408,471
                                                           -------------  -------------  -------------  ------------   ------------
                                                           -------------  -------------  -------------  ------------   ------------

    Change in net unrealized appreciation (depreciation)
       on investments                                            77,955          4,910           (694)        2,452        396,822
                                                           -------------  -------------  -------------  ------------   ------------
                                                           -------------  -------------  -------------  ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                            $      201,841 $        4,630 $         (783)$      59,667  $   2,217,013
                                                           =============  =============  =============  ============   ============
                                                           =============  =============  =============  ============   ============


INVESTMENT INCOME RATIO (2005)                                    1.23%                                       0.39%
                                                           =============                                ============
                                                           =============                                ============

INVESTMENT INCOME RATIO (2004)                                    1.55%
                                                           =============
                                                           =============

INVESTMENT INCOME RATIO (2003)                                                                                0.10%
                                                                                                        ============
                                                                                                        ============

INVESTMENT INCOME RATIO (2002)                                    3.45%                                       0.44%
                                                           =============                                ============
                                                           =============                                ============

INVESTMENT INCOME RATIO (2001)                                    4.85%                                       0.01%
                                                           =============                                ============
                                                           =============                                ============


The accompanying notes are an integral part of these financial statements.                                               (Concluded)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2005 AND 2004
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                         AIM V.I. CORE EQUITY   AIM V.I. HIGH YIELD           AIM V.I. TECHNOLOGY
                                                             PORTFOLIO              PORTFOLIO                     PORTFOLIO
                                                   -----------------------------------------------------  --------------------------
                                                   ---------------------------  ------------------------  --------------------------
                                                      2005           2004       2005           2004           2005          2004
                                                   ------------  -------------  ---------   ------------  -------------  -----------
                                                   ------------  -------------  ---------   ------------  -------------  -----------


INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)                 $      (5,996)$         (604)$   18,805  $      62,983 $      (3,311)$      (3,641)
    Net realized gain (loss)                            17,143        (18,322)       989         11,822        14,145         1,939
    Change in net unrealized appreciation (depreciation)
       on investments                                    4,886         61,138    (14,235)       (33,580)       (8,548)        7,456
                                                   ------------  -------------  ---------   ------------  ------------  ------------
                                                   ------------  -------------  ---------   ------------  ------------  ------------

    Increase in net assets resulting
       from operations                                  16,033         42,212      5,559         41,225         2,286         5,754
                                                   ------------  -------------  ---------   ------------  ------------  ------------
                                                   ------------  -------------  ---------   ------------  ------------  ------------

CONTRACT TRANSACTIONS:
    Purchase payments                                    9,648          2,704        290          1,685             0            49
    Redemptions                                       (567,919)      (227,607)   (92,317)      (177,954)      (38,982)      (50,772)
    Transfers, net                                      50,499       (108,396)   (10,601)      (325,795)       30,999       (58,776)
    Contract maintenance charges                          (283)          (364)       (83)          (121)         (140)         (192)
    Adjustments to net assets allocated to contracts
       in payout phase                                   2,115          1,578      3,081          3,164
                                                   ------------  -------------  ---------   ------------  ------------  ------------
                                                   ------------  -------------  ---------   ------------  ------------  ------------

    Decrease in net assets resulting from
       contract transactions                          (505,940)      (332,085)   (99,630)      (499,021)       (8,123)     (109,691)
                                                   ------------  -------------  ---------   ------------  ------------  ------------
                                                   ------------  -------------  ---------   ------------  ------------  ------------

    Total decrease in net assets                      (489,907)      (289,873)   (94,071)      (457,796)       (5,837)     (103,937)

NET ASSETS:
    Beginning of period                              1,437,137      1,727,010    336,416        794,212       428,851       532,788
                                                   ------------  -------------  ---------   ------------  ------------  ------------
                                                   ------------  -------------  ---------   ------------  ------------  ------------

    End of period                                $     947,230 $    1,437,137 $  242,345  $     336,416 $     423,014 $     428,851
                                                   ============  =============  =========   ============  ============  ============
                                                   ============  =============  =========   ============  ============  ============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                         9,794          5,908        850            510        49,040        91,757
    Units redeemed                                     (45,427)       (30,034)    (8,996)       (45,359)      (53,816)     (144,100)
                                                   ------------  -------------  ---------   ------------  ------------  ------------
                                                   ------------  -------------  ---------   ------------  ------------  ------------

    Net decrease                                       (35,633)       (24,126)    (8,146)       (44,849)       (4,776)      (52,343)
                                                   ============  =============  =========   ============  ============  ============
                                                   ============  =============  =========   ============  ============  ============


The accompanying notes are an integral part of these financial statements.                                               (Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2005 AND 2004
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                      ALGER AMERICAN GROWTH   ALGER AMERICAN MIDCAP GROWTH   ALLIANCE BERNSTEIN VP
                                                            PORTFOLIO                 PORTFOLIO             UTILITY INCOME PORTFOLIO
                                                   ---------------------------------------------------------------------------------
                                                   -------------------------  ---------------------------  -------------------------
                                                      2005           2004        2005           2004           2005          2004
                                                   ------------  -----------  ------------   ------------  -------------  ----------
                                                   ------------  -----------  ------------   ------------  -------------  ----------


INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)                 $     (10,134)$    (15,363)$      (2,548) $      (1,490)$      2,051 $       1,092
    Net realized gain (loss)                           (64,896)    (190,247)       21,594         (4,357)      43,581         4,049
    Change in net unrealized appreciation (depreciation)
       on investments                                  234,004      282,572        14,769         21,335      (26,099)       15,468
                                                   ------------  -----------  ------------   ------------  -----------  ------------
                                                   ------------  -----------  ------------   ------------  -----------  ------------

    Increase in net assets resulting
       from operations                                 158,974       76,962        33,815         15,488       19,533        20,609
                                                   ------------  -----------  ------------   ------------  -----------  ------------
                                                   ------------  -----------  ------------   ------------  -----------  ------------

CONTRACT TRANSACTIONS:
    Purchase payments                                    4,101        4,902         1,501            280            0             0
    Redemptions                                       (427,494)    (125,862)       (8,541)             0            0             0
    Transfers, net                                      (5,776)    (190,166)      (26,325)       143,511      110,097        33,164
    Contract maintenance charges                          (300)        (377)          (83)           (68)          (5)           (9)
    Adjustments to net assets allocated to contracts
       in payout phase
                                                   ------------  -----------  ------------   ------------  -----------  ------------
                                                   ------------  -----------  ------------   ------------  -----------  ------------

    Increase (decrease) in net assets resulting from
       contract transactions                          (429,469)    (311,503)      (33,448)       143,723      110,092        33,155
                                                   ------------  -----------  ------------   ------------  -----------  ------------
                                                   ------------  -----------  ------------   ------------  -----------  ------------

    Total increase (decrease) in net assets           (270,495)    (234,541)          367        159,211      129,625        53,764

NET ASSETS:
    Beginning of period                              1,770,503    2,005,044       231,051         71,840      120,854        67,090
                                                   ------------  -----------  ------------   ------------  -----------  ------------
                                                   ------------  -----------  ------------   ------------  -----------  ------------

    End of period                                $   1,500,008 $  1,770,503 $     231,418  $     231,051 $    250,479 $     120,854
                                                   ============  ===========  ============   ============  ===========  ============
                                                   ============  ===========  ============   ============  ===========  ============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                         1,175        5,780        38,308         21,543       25,728         4,404
    Units redeemed                                     (28,745)     (27,228)      (39,718)       (10,091)     (18,349)       (1,495)
                                                   ------------  -----------  ------------   ------------  -----------  ------------
                                                   ------------  -----------  ------------   ------------  -----------  ------------

    Net increase (decrease)                            (27,570)     (21,448)       (1,410)        11,452        7,379         2,909
                                                   ============  ===========  ============   ============  ===========  ============
                                                   ============  ===========  ============   ============  ===========  ============


The accompanying notes are an integral part of these financial statements.                                               (Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2005 AND 2004
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                         ALLIANCE
                                                       BERNSTEIN WW
                                                       PRIVATIZATION  AMERICAN CENTURY VP BALANCED AMERICAN CENTURY VP INTERNATIONAL
                                                         PORTFOLIO            PORTFOLIO                       PORTFOLIO
                                                       ---------------  -------------------------   --------------------------------
                                                       ---------------  -------------------------   --------------------------------
                                                                2005           2005          2004           2005           2004
                                                            -------------  -------------  ------------   ------------  -------------
                                                            -------------  -------------  ------------   ------------  -------------
                                                                (1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)                          $         (725)$        2,589 $         523  $       3,115 $       (2,312)
    Net realized gain                                                 58         12,999         3,620        198,543         62,062
    Change in net unrealized appreciation
       on investments                                             29,341         (1,133)       19,523        (81,243)        75,945
                                                            -------------  -------------  ------------   ------------  -------------
                                                            -------------  -------------  ------------   ------------  -------------

    Increase in net assets resulting
       from operations                                            28,674         14,455        23,666        120,415        135,695
                                                            -------------  -------------  ------------   ------------  -------------
                                                            -------------  -------------  ------------   ------------  -------------

CONTRACT TRANSACTIONS:
    Purchase payments                                              5,839              0             0         18,312            543
    Redemptions                                                        0        (94,889)      (17,956)      (118,101)       (88,683)
    Transfers, net                                               543,917        110,859       110,406       (111,732)       104,807
    Contract maintenance charges                                     (25)           (84)          (63)           (90)           (79)
    Adjustments to net assets allocated to contracts
       in payout phase
                                                            -------------  -------------  ------------   ------------  -------------
                                                            -------------  -------------  ------------   ------------  -------------

    Increase (decrease) in net assets resulting from
       contract transactions                                     549,731         15,886        92,387       (211,611)        16,588
                                                            -------------  -------------  ------------   ------------  -------------
                                                            -------------  -------------  ------------   ------------  -------------

    Total increase (decrease) in net assets                      578,405         30,341       116,053        (91,196)       152,283

NET ASSETS:
    Beginning of period                                                0        304,002       187,949        906,636        754,353
                                                            -------------  -------------  ------------   ------------  -------------
                                                            -------------  -------------  ------------   ------------  -------------

    End of period                                         $      578,405 $      334,343 $     304,002  $     815,440 $      906,636
                                                            =============  =============  ============   ============  =============
                                                            =============  =============  ============   ============  =============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                                  47,457         10,848        38,690        155,169         64,957
    Units redeemed                                                    (2)        (9,345)      (30,071)      (169,253)       (61,287)
                                                            -------------  -------------  ------------   ------------  -------------
                                                            -------------  -------------  ------------   ------------  -------------

    Net increase (decrease)                                       47,455          1,503         8,619        (14,084)         3,670
                                                            =============  =============  ============   ============  =============
                                                            =============  =============  ============   ============  =============


(1) The portfolio commenced operations on May 2, 2005.

The accompanying notes are an integral part of these financial statements.                                               (Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2005 AND 2004
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                              AMERICAN CENTURY VP VALUE                                DELAWARE VIP SMALL CAP VALUE
                                                      PORTFOLIO              BARON CAPITAL ASSET FUND                PORTFOLIO
                                              ---------------------------  ---------------------------  ----------------------------
                                              ---------------------------  ---------------------------  ---------------------------
                                                      2005           2004          2005           2004           2005          2004
                                                   ------------  -------------  ------------   ------------  -------------  --------
                                                   ------------  -------------  ------------   ------------  -------------  --------


INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)                 $       1,972 $      (209)$     (14,035) $    (12,358)$       (2,785)$        (777)
    Net realized gain                                   44,032       5,695        66,557       150,449         39,104        15,136
    Change in net unrealized appreciation
       on investments                                   (7,928)     22,485       (10,514)      181,099         13,742        25,035
                                                   ------------  ----------  ------------   -----------  -------------  ------------
                                                   ------------  ----------  ------------   -----------  -------------  ------------

    Increase in net assets resulting
       from operations                                  38,076      27,971        42,008       319,190         50,061        39,394
                                                   ------------  ----------  ------------   -----------  -------------  ------------
                                                   ------------  ----------  ------------   -----------  -------------  ------------

CONTRACT TRANSACTIONS:
    Purchase payments                                    2,399           0        89,179        31,730         13,339           299
    Redemptions                                         (1,586)     (3,778)     (104,616)     (451,682)        (3,296)       (2,979)
    Transfers, net                                     211,021     140,253       164,621       227,313        177,036         9,857
    Contract maintenance charges                           (12)        (22)         (109)          (94)           (92)          (13)
    Adjustments to net assets allocated to contracts
       in payout phase
                                                   ------------  ----------  ------------   -----------  -------------  ------------
                                                   ------------  ----------  ------------   -----------  -------------  ------------

    Increase (decrease) in net assets resulting from
       contract transactions                           211,822     136,453       149,075      (192,733)       186,987         7,164
                                                   ------------  ----------  ------------   -----------  -------------  ------------
                                                   ------------  ----------  ------------   -----------  -------------  ------------

    Total increase in net assets                       249,898     164,424       191,083       126,457        237,048        46,558

NET ASSETS:
    Beginning of period                                305,084     140,660     1,556,678     1,430,221        261,679       215,121
                                                   ------------  ----------  ------------   -----------  -------------  ------------
                                                   ------------  ----------  ------------   -----------  -------------  ------------

    End of period                                $     554,982 $   305,084 $   1,747,761  $  1,556,678 $      498,727 $     261,679
                                                   ============  ==========  ============   ===========  =============  ============
                                                   ============  ==========  ============   ===========  =============  ============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                       122,326      15,296        23,676        50,652         47,418        14,710
    Units redeemed                                    (104,550)     (3,934)      (14,828)      (64,052)       (33,597)      (14,532)
                                                   ------------  ----------  ------------   -----------  -------------  ------------
                                                   ------------  ----------  ------------   -----------  -------------  ------------

    Net increase (decrease)                             17,776      11,362         8,848       (13,400)        13,821           178
                                                   ============  ==========  ============   ===========  =============  ============
                                                   ============  ==========  ============   ===========  =============  ============


The accompanying notes are an integral part of these financial statements.                                               (Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2005 AND 2004
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            DREYFUS VIF APPRECIATION
                                           DREYFUS GVIT MIDCAP INDEX FUND II  DREYFUS MIDCAP STOCK PORTFOLIO         PORTFOLIO
                                           ---------------------------------  ------------------------------  ----------------------
                                           ---------------------------------  ------------------------------  ----------------------
                                                   2005           2004          2005           2004           2005          2004
                                                ------------  -------------  ------------   ------------  -------------  -----------
                                                ------------  -------------  ------------   ------------  -------------  -----------


INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)                 $        (679)$    (1,827)$      (1,826) $       (770)$       (8,271)$      10,748
    Net realized gain                                  107,058      31,306        13,221         6,687         52,654         2,666
    Change in net unrealized appreciation
       on investments                                  (12,981)     16,377        (1,823)       24,618        (14,530)       34,501
                                                   ------------  ----------  ------------   -----------  -------------  ------------
                                                   ------------  ----------  ------------   -----------  -------------  ------------

    Increase in net assets resulting
       from operations                                  93,398      45,856         9,572        30,535         29,853        47,915
                                                   ------------  ----------  ------------   -----------  -------------  ------------
                                                   ------------  ----------  ------------   -----------  -------------  ------------

CONTRACT TRANSACTIONS:
    Purchase payments                                        0           0             0             0          3,420         2,920
    Redemptions                                        (21,684)   (139,297)      (17,395)         (954)       (75,754)      (54,306)
    Transfers, net                                      40,785     105,978       (29,383)       48,260       (154,841)      256,293
    Contract maintenance charges                           (49)        (24)            0             0            (91)         (129)
    Adjustments to net assets allocated to contracts
       in payout phase
                                                   ------------  ----------  ------------   -----------  -------------  ------------
                                                   ------------  ----------  ------------   -----------  -------------  ------------

    Increase (decrease) in net assets resulting from
       contract transactions                            19,052     (33,343)      (46,778)       47,306       (227,266)      204,778
                                                   ------------  ----------  ------------   -----------  -------------  ------------
                                                   ------------  ----------  ------------   -----------  -------------  ------------

    Total increase (decrease) in net assets            112,450      12,513       (37,206)       77,841       (197,413)      252,693

NET ASSETS:
    Beginning of period                                301,508     288,995       272,466       194,625      1,132,115       879,422
                                                   ------------  ----------  ------------   -----------  -------------  ------------
                                                   ------------  ----------  ------------   -----------  -------------  ------------

    End of period                                $     413,958 $   301,508 $     235,260  $    272,466 $      934,702 $   1,132,115
                                                   ============  ==========  ============   ===========  =============  ============
                                                   ============  ==========  ============   ===========  =============  ============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                        64,314      23,139         6,778        10,031         13,692        36,089
    Units redeemed                                     (58,958)    (25,344)      (11,032)       (6,054)       (38,114)      (13,038)
                                                   ------------  ----------  ------------   -----------  -------------  ------------
                                                   ------------  ----------  ------------   -----------  -------------  ------------

    Net increase (decrease)                              5,356      (2,205)       (4,254)        3,977        (24,422)       23,051
                                                   ============  ==========  ============   ===========  =============  ============
                                                   ============  ==========  ============   ===========  =============  ============


The accompanying notes are an integral part of these financial statements.                                               (Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2005 AND 2004
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                              DREYFUS VIF DEVELOPING LEADERS  DREYFUS VIF GROWTH & INCOME FEDERATED AMERICAN LEADERS
                                                         PORTFOLIO                      PORTFOLIO                  FUND II
                                               -------------------------------  ---------------------------  -----------------------
                                                 ---------------------------  ---------------------------  -------------------------
                                                    2005           2004          2005           2004           2005          2004
                                                 ------------  -------------  ------------   ------------  -------------  ----------
                                                 ------------  -------------  ------------   ------------  -------------  ----------


INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)                 $        (478)$      (214)$       1,465  $        796 $       14,239 $      10,618
    Net realized gain                                      945          27         2,824            30         57,354        14,854
    Change in net unrealized appreciation
       on investments                                    2,412       2,136         5,721        11,023            (79)      153,973
                                                   ------------  ----------  ------------   -----------  -------------  ------------
                                                   ------------  ----------  ------------   -----------  -------------  ------------

    Increase in net assets resulting
       from operations                                   2,879       1,949        10,010        11,849         71,514       179,445
                                                   ------------  ----------  ------------   -----------  -------------  ------------
                                                   ------------  ----------  ------------   -----------  -------------  ------------

CONTRACT TRANSACTIONS:
    Purchase payments                                        0          70             0            50            939         4,355
    Redemptions                                              0      (1,210)      (11,040)         (935)      (133,070)     (232,070)
    Transfers, net                                      (5,001)     28,789        91,494        50,151       (218,078)      254,499
    Contract maintenance charges                            (6)         (4)          (91)          (41)          (112)         (166)
    Adjustments to net assets allocated to contracts
       in payout phase                                                                 0             0          5,608         4,577
                                                   ------------  ----------  ------------   -----------  -------------  ------------
                                                   ------------  ----------  ------------   -----------  -------------  ------------

    Increase (decrease) in net assets resulting from
       contract transactions                            (5,007)     27,645        80,363        49,225       (344,713)       31,195
                                                   ------------  ----------  ------------   -----------  -------------  ------------
                                                   ------------  ----------  ------------   -----------  -------------  ------------

    Total increase (decrease) in net assets             (2,128)     29,594        90,373        61,074       (273,199)      210,640

NET ASSETS:
    Beginning of period                                 56,795      27,201       194,429       133,355      2,215,728     2,005,088
                                                   ------------  ----------  ------------   -----------  -------------  ------------
                                                   ------------  ----------  ------------   -----------  -------------  ------------

    End of period                                $      54,667 $    56,795 $     284,802  $    194,429 $    1,942,529 $   2,215,728
                                                   ============  ==========  ============   ===========  =============  ============
                                                   ============  ==========  ============   ===========  =============  ============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                             0       2,953        11,992         5,651            631        25,278
    Units redeemed                                        (366)       (868)       (3,152)         (111)       (23,749)      (22,950)
                                                   ------------  ----------  ------------   -----------  -------------  ------------
                                                   ------------  ----------  ------------   -----------  -------------  ------------

    Net increase (decrease)                               (366)      2,085         8,840         5,540        (23,118)        2,328
                                                   ============  ==========  ============   ===========  =============  ============
                                                   ============  ==========  ============   ===========  =============  ============


The accompanying notes are an integral part of these financial statements.                                               (Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2005 AND 2004
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                FEDERATED FUND FOR U.S.  JANUS ASPEN SERIES BALANCED
                                             FEDERATED CAPITAL INCOME FUND II   GOVERNMENT SECURITIES II          PORTFOLIO
                                             --------------------------------   ------------------------    ------------------------
                                                      2005         2004          2005           2004           2005          2004
                                                   ------------  -----------  ------------   ------------  -------------  ----------
                                                   ------------  -----------  ------------   ------------  -------------  ----------


INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income                        $       9,568 $      1,562 $      75,077  $    88,421 $        7,419 $       6,200
    Net realized gain (loss)                             6,913        1,390       (22,913)     (14,686)        13,403         1,554
    Change in net unrealized appreciation (depreciation)
       on investments                                   (2,119)         387       (26,673)     (18,352)        12,118        17,925
                                                   ------------  -----------  ------------   ----------  -------------  ------------
                                                   ------------  -----------  ------------   ----------  -------------  ------------

    Increase in net assets resulting
       from operations                                  14,362        3,339        25,491       55,383         32,940        25,679
                                                   ------------  -----------  ------------   ----------  -------------  ------------
                                                   ------------  -----------  ------------   ----------  -------------  ------------

CONTRACT TRANSACTIONS:
    Purchase payments                                        0            0        66,955       56,195         25,000             0
    Redemptions                                       (116,440)      (4,608)     (346,074)    (240,184)        (6,500)       (3,476)
    Transfers, net                                     181,982       (1,914)     (250,176)     136,550        (45,179)      329,681
    Contract maintenance charges                           (52)          (3)         (102)        (259)           (50)          (25)
    Adjustments to net assets allocated to contracts
       in payout phase
                                                   ------------  -----------  ------------   ----------  -------------  ------------
                                                   ------------  -----------  ------------   ----------  -------------  ------------

    Increase (decrease) in net assets resulting from
       contract transactions                            65,490       (6,525)     (529,397)     (47,698)       (26,729)      326,180
                                                   ------------  -----------  ------------   ----------  -------------  ------------
                                                   ------------  -----------  ------------   ----------  -------------  ------------

    Total increase (decrease) in net assets             79,852       (3,186)     (503,906)       7,685          6,211       351,859

NET ASSETS:
    Beginning of period                                 39,455       42,641     2,437,936    2,430,251        478,904       127,045
                                                   ------------  -----------  ------------   ----------  -------------  ------------
                                                   ------------  -----------  ------------   ----------  -------------  ------------

    End of period                                $     119,307 $     39,455 $   1,934,030  $ 2,437,936 $      485,115 $     478,904
                                                   ============  ===========  ============   ==========  =============  ============
                                                   ============  ===========  ============   ==========  =============  ============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                        17,687          478        23,110       51,913         11,628        36,414
    Units redeemed                                     (10,611)      (1,152)      (58,815)     (55,894)       (13,919)       (5,899)
                                                   ------------  -----------  ------------   ----------  -------------  ------------
                                                   ------------  -----------  ------------   ----------  -------------  ------------

    Net increase (decrease)                              7,076         (674)      (35,705)      (3,981)        (2,291)       30,515
                                                   ============  ===========  ============   ==========  =============  ============
                                                   ============  ===========  ============   ==========  =============  ============


The accompanying notes are an integral part of these financial statements.                                               (Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2005 AND 2004
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                          JANUS ASPEN SERIES FLEXIBLE  JANUS ASPEN SERIES GROWTH &  JANUS ASPEN SERIES INTERNATIONAL
                                                 BOND PORTFOLIO                   INCOME PORTFOLIO              GROWTH PORTFOLIO
                                           -------------------------- ------------------------------ -------------------------------
                                                   --------------------------  ---------------------------  ------------------------
                                                      2005          2004          2005           2004         2005          2004
                                                   ------------  ------------  ------------   ------------  -----------  -----------
                                                   ------------  ------------  ------------   ------------  -----------  -----------


INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)                 $      71,714 $      90,719 $        (851) $          55 $      1,972 $      (217)
    Net realized gain                                   28,145        28,649         2,950          3,812       19,820      40,134
    Change in net unrealized appreciation (depreciation)
       on investments                                  (79,281)      (59,985)       73,757         46,818      105,574       1,689
                                                   ------------  ------------  ------------   ------------  -----------  ----------
                                                   ------------  ------------  ------------   ------------  -----------  ----------

    Increase in net assets resulting
       from operations                                  20,578        59,383        75,856         50,685      127,366      41,606
                                                   ------------  ------------  ------------   ------------  -----------  ----------
                                                   ------------  ------------  ------------   ------------  -----------  ----------

CONTRACT TRANSACTIONS:
    Purchase payments                                   43,293        11,174        37,125              0        7,349         539
    Redemptions                                       (159,323)     (150,377)            0              0       (4,629)    (21,535)
    Transfers, net                                    (195,145)      (52,148)      260,972        329,184      173,889      54,832
    Contract maintenance charges                          (142)         (202)          (10)             0         (167)       (128)
    Adjustments to net assets allocated to contracts
       in payout phase
                                                   ------------  ------------  ------------   ------------  -----------  ----------
                                                   ------------  ------------  ------------   ------------  -----------  ----------

    Increase (decrease) in net assets resulting from
       contract transactions                          (311,317)     (191,553)      298,087        329,184      176,442      33,708
                                                   ------------  ------------  ------------   ------------  -----------  ----------
                                                   ------------  ------------  ------------   ------------  -----------  ----------

    Total increase (decrease) in net assets           (290,739)     (132,170)      373,943        379,869      303,808      75,314

NET ASSETS:
    Beginning of period                              1,852,102     1,984,272       462,646         82,777      318,235     242,921
                                                   ------------  ------------  ------------   ------------  -----------  ----------
                                                   ------------  ------------  ------------   ------------  -----------  ----------

    End of period                                $   1,561,363 $   1,852,102 $     836,589  $     462,646 $    622,043 $   318,235
                                                   ============  ============  ============   ============  ===========  ==========
                                                   ============  ============  ============   ============  ===========  ==========

CHANGES IN UNITS OUTSTANDING:
    Units issued                                        25,877        17,798        24,750         33,926       16,971      60,268
    Units redeemed                                     (48,979)      (32,289)       (1,051)        (3,462)      (4,576)    (57,747)
                                                   ------------  ------------  ------------   ------------  -----------  ----------
                                                   ------------  ------------  ------------   ------------  -----------  ----------

    Net increase (decrease)                            (23,102)      (14,491)       23,699         30,464       12,395       2,521
                                                   ============  ============  ============   ============  ===========  ==========
                                                   ============  ============  ============   ============  ===========  ==========


The accompanying notes are an integral part of these financial statements.                                               (Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2005 AND 2004
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                             JANUS ASPEN SERIES LARGE CAP JANUS ASPEN SERIES WORLDWIDE OPPENHEIMER GLOBAL SECURITIES
                                                    GROWTH PORTFOLIO             GROWTH PORTFOLIO                  FUND/VA
                                               --------------------------- ---------------------------------------------------------
                                                   -------------------------  ---------------------------  -------------------------
                                                      2005         2004          2005           2004         2005          2004
                                                   ------------  -----------  ------------   ------------  -----------  ------------
                                                   ------------  -----------  ------------   ------------  -----------  ------------


INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)                 $      (5,654)$     (9,031)$       5,755  $       2,666 $       (338)$         596
    Net realized gain (loss)                           (59,664)    (209,753)       66,325         35,323       34,665        19,743
    Change in net unrealized appreciation (depreciation)
       on investments                                   82,561      250,542       (20,705)        28,025      194,900       136,373
                                                   ------------  -----------  ------------   ------------  -----------  ------------
                                                   ------------  -----------  ------------   ------------  -----------  ------------

    Increase in net assets resulting
       from operations                                  17,243       31,758        51,375         66,014      229,227       156,712
                                                   ------------  -----------  ------------   ------------  -----------  ------------
                                                   ------------  -----------  ------------   ------------  -----------  ------------

CONTRACT TRANSACTIONS:
    Purchase payments                                    3,701       28,859        50,526         29,591       14,665        15,320
    Redemptions                                       (383,419)    (131,743)     (278,846)      (104,564)     (41,097)      (31,731)
    Transfers, net                                     (66,142)    (215,729)     (206,072)      (118,309)   1,070,189       445,922
    Contract maintenance charges                          (358)        (429)         (311)          (444)        (162)          (93)
    Adjustments to net assets allocated to contracts
       in payout phase
                                                   ------------  -----------  ------------   ------------  -----------  ------------
                                                   ------------  -----------  ------------   ------------  -----------  ------------

    Increase (decrease) in net assets resulting from
       contract transactions                          (446,218)    (319,042)     (434,703)      (193,726)   1,043,595       429,418
                                                   ------------  -----------  ------------   ------------  -----------  ------------
                                                   ------------  -----------  ------------   ------------  -----------  ------------

    Total increase (decrease) in net assets           (428,975)    (287,284)     (383,328)      (127,712)   1,272,822       586,130

NET ASSETS:
    Beginning of period                              1,236,767    1,524,051     1,618,481      1,746,193    1,039,744       453,614
                                                   ------------  -----------  ------------   ------------  -----------  ------------
                                                   ------------  -----------  ------------   ------------  -----------  ------------

    End of period                                $     807,792 $  1,236,767 $   1,235,153  $   1,618,481 $  2,312,566 $   1,039,744
                                                   ============  ===========  ============   ============  ===========  ============
                                                   ============  ===========  ============   ============  ===========  ============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                         2,411       10,549         3,875          5,006       78,492        44,142
    Units redeemed                                     (36,319)     (36,053)      (36,432)       (19,427)     (10,311)       (9,816)
                                                   ------------  -----------  ------------   ------------  -----------  ------------
                                                   ------------  -----------  ------------   ------------  -----------  ------------

    Net increase (decrease)                            (33,908)     (25,504)      (32,557)       (14,421)      68,181        34,326
                                                   ============  ===========  ============   ============  ===========  ============
                                                   ============  ===========  ============   ============  ===========  ============


The accompanying notes are an integral part of these financial statements.                                               (Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2005 AND 2004
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         PIMCO VIT
                                                                                                                       TOTAL RETURN
                                                                PIMCO VIT HIGH YIELD      PIMCO VIT LOW DURATION         PORTFOLIO
                                                                      PORTFOLIO                PORTFOLIO
                                                                ------------------------- ---------------------------  ------------
                                                                ------------------------- ---------------------------  ------------
                                                                    2005          2004       2005           2004          2005
                                                                -------------  ---------- ------------  -------------  ------------
                                                                -------------  ---------- ------------  -------------  ------------
                                                                                                                              (1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income                                $       46,465 $      17,714  $      28,321 $        4,788 $       4,295
    Net realized gain                                             2,537         2,354          1,564          4,631         7,421
    Change in net unrealized appreciation (depreciation)
       on investments                                           (20,565)       18,453        (27,343)         2,251       (12,660)
                                                           -------------  ------------   ------------  -------------  ------------
                                                           -------------  ------------   ------------  -------------  ------------

    Increase (decrease) in net assets resulting
       from operations                                           28,437        38,521          2,542         11,670          (944)
                                                           -------------  ------------   ------------  -------------  ------------
                                                           -------------  ------------   ------------  -------------  ------------

CONTRACT TRANSACTIONS:
    Purchase payments                                             2,098         2,101              0              0             0
    Redemptions                                                  (1,249)      (12,679)       (34,760)       (28,123)            0
    Transfers, net                                              403,690       653,581         57,853        861,398       493,440
    Contract maintenance charges                                      0            (9)           (60)           (41)            0
    Adjustments to net assets allocated to contracts
       in payout phase
                                                           -------------  ------------   ------------  -------------  ------------
                                                           -------------  ------------   ------------  -------------  ------------

    Increase in net assets resulting from
       contract transactions                                    404,539       642,994         23,033        833,234       493,440
                                                           -------------  ------------   ------------  -------------  ------------
                                                           -------------  ------------   ------------  -------------  ------------

    Total increase in net assets                                432,976       681,515         25,575        844,904       492,496

NET ASSETS:
    Beginning of period                                         766,520        85,005      1,394,283        549,379             0
                                                           -------------  ------------   ------------  -------------  ------------
                                                           -------------  ------------   ------------  -------------  ------------

    End of period                                        $    1,199,496 $     766,520  $   1,419,858 $    1,394,283 $     492,496
                                                           =============  ============   ============  =============  ============
                                                           =============  ============   ============  =============  ============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                                126,839        65,440         31,028         93,186        49,859
    Units redeemed                                              (92,477)       (6,848)       (28,697)        (9,415)         (913)
                                                           -------------  ------------   ------------  -------------  ------------
                                                           -------------  ------------   ------------  -------------  ------------

    Net increase                                                 34,362        58,592          2,331         83,771        48,946
                                                           =============  ============   ============  =============  ============
                                                           =============  ============   ============  =============  ============


(1) The portfolio commenced operations on May 2, 2005.

The accompanying notes are an integral part of these financial statements.                                             (Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2005 AND 2004
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                     PIONEER GROWTH OPPORTUNITIES VCT PIONEER SMALL CAP VALUE II VCT
                                          PIONEER FUND VCT PORTFOLIO             PORTFOLIO                        PORTFOLIO
                                          --------------------------   -----------------------------  ------------------------------
                                           ---------------------------  ---------------------------   ------------------------------
                                                    2005           2004          2005           2004           2005          2004
                                               ------------  -------------  ------------   ------------  -------------  ------------
                                               ------------  -------------  ------------   ------------  -------------  ------------


INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)                 $         457 $       (155)$      (4,666) $    (4,138)$       (1,158)$      (2,609)
    Net realized gain                                      988       11,689        69,377       11,801         17,219        20,549
    Change in net unrealized appreciation
       on investments                                    3,164       (1,308)      (37,812)      92,616         38,521        47,709
                                                   ------------  -----------  ------------   ----------  -------------  ------------
                                                   ------------  -----------  ------------   ----------  -------------  ------------

    Increase in net assets resulting
       from operations                                   4,609       10,226        26,899      100,279         54,582        65,649
                                                   ------------  -----------  ------------   ----------  -------------  ------------
                                                   ------------  -----------  ------------   ----------  -------------  ------------

CONTRACT TRANSACTIONS:
    Purchase payments                                        0            0         1,165        3,782              0             0
    Redemptions                                         (7,161)      (2,788)      (51,273)     (46,026)        (4,367)      (12,674)
    Transfers, net                                           0     (108,978)     (154,635)     138,999          5,309       239,743
    Contract maintenance charges                           (13)         (20)         (121)        (105)           (78)          (65)
    Adjustments to net assets allocated to contracts
       in payout phase
                                                   ------------  -----------  ------------   ----------  -------------  ------------
                                                   ------------  -----------  ------------   ----------  -------------  ------------

    Increase (decrease) in net assets resulting from
       contract transactions                            (7,174)    (111,786)     (204,864)      96,650            864       227,004
                                                   ------------  -----------  ------------   ----------  -------------  ------------
                                                   ------------  -----------  ------------   ----------  -------------  ------------

    Total increase (decrease) in net assets             (2,565)    (101,560)     (177,965)     196,929         55,446       292,653

NET ASSETS:
    Beginning of period                                 98,277      199,837       627,140      430,211        476,085       183,432
                                                   ------------  -----------  ------------   ----------  -------------  ------------
                                                   ------------  -----------  ------------   ----------  -------------  ------------

    End of period                                $      95,712 $     98,277 $     449,175  $   627,140 $      531,531 $     476,085
                                                   ============  ===========  ============   ==========  =============  ============
                                                   ============  ===========  ============   ==========  =============  ============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                             0          150         3,006       21,953          7,896        38,323
    Units redeemed                                        (636)     (10,086)      (18,169)     (14,068)        (8,564)      (20,910)
                                                   ------------  -----------  ------------   ----------  -------------  ------------
                                                   ------------  -----------  ------------   ----------  -------------  ------------

    Net increase (decrease)                               (636)      (9,936)      (15,163)       7,885           (668)       17,413
                                                   ============  ===========  ============   ==========  =============  ============
                                                   ============  ===========  ============   ==========  =============  ============


The accompanying notes are an integral part of these financial statements.                                               (Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2005 AND 2004
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                              PRUDENTIAL SERIES FUND EQUITY  SCHWAB MARKETTRACK GROWTH
                                                    CLASS II PORTFOLIO             PORTFOLIO II        SCHWAB MONEY MARKET PORTFOLIO
                                              ---------------------------  ---------------------------- ----------------------------
                                              ---------------------------  ---------------------------  ---------------------------
                                                 2005           2004          2005           2004           2005          2004
                                              ------------  -------------  ------------   ------------  -------------  ------------
                                              ------------  -------------  ------------   ------------  -------------  ------------


INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)                 $        (295)$       556 $       6,588  $       5,451 $      111,559 $      4,353
    Net realized gain (loss)                               343        (137)       32,972          1,116              0            0
    Change in net unrealized appreciation
       on investments                                   35,730      12,311        30,929        131,444              0            0
                                                   ------------  ----------  ------------   ------------  ------------- ------------
                                                   ------------  ----------  ------------   ------------  ------------- ------------

    Increase in net assets resulting
       from operations                                  35,778      12,730        70,489        138,011        111,559        4,353
                                                   ------------  ----------  ------------   ------------  ------------- ------------
                                                   ------------  ----------  ------------   ------------  ------------- ------------

CONTRACT TRANSACTIONS:
    Purchase payments                                        0           0        24,999            473      4,207,320    5,561,755
    Redemptions                                              0           0       (34,520)      (111,442)    (1,082,412)  (1,729,000)
    Transfers, net                                     210,808     224,723       (24,975)        49,642     (3,148,411)  (3,051,473)
    Contract maintenance charges                            (3)        (15)          (42)           (80)        (1,725)      (1,700)
    Adjustments to net assets allocated to contracts
       in payout phase
                                                   ------------  ----------  ------------   ------------  ------------- ------------
                                                   ------------  ----------  ------------   ------------  ------------- ------------

    Increase (decrease) in net assets resulting from
       contract transactions                           210,805     224,708       (34,538)       (61,407)       (25,228)     779,582
                                                   ------------  ----------  ------------   ------------  ------------- ------------
                                                   ------------  ----------  ------------   ------------  ------------- ------------

    Total increase in net assets                       246,583     237,438        35,951         76,604         86,331      783,935

NET ASSETS:
    Beginning of period                                248,109      10,671     1,444,743      1,368,139      5,829,046    5,045,111
                                                   ------------  ----------  ------------   ------------  ------------- ------------
                                                   ------------  ----------  ------------   ------------  ------------- ------------

    End of period                                $     494,692 $   248,109 $   1,480,694  $   1,444,743 $    5,915,377 $  5,829,046
                                                   ============  ==========  ============   ============  ============= ============
                                                   ============  ==========  ============   ============  ============= ============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                        22,052      25,853         6,246          5,619      1,032,203      756,995
    Units redeemed                                        (937)     (1,030)       (8,409)       (10,150)    (1,034,087)    (692,139)
                                                   ------------  ----------  ------------   ------------  ------------- ------------
                                                   ------------  ----------  ------------   ------------  ------------- ------------

    Net increase (decrease)                             21,115      24,823        (2,163)        (4,531)        (1,884)      64,856
                                                   ============  ==========  ============   ============  ============= ============
                                                   ============  ==========  ============   ============  ============= ============


The accompanying notes are an integral part of these financial statements.                                               (Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2005 AND 2004
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             SCUDDER
                                                                                           DREMAN HIGH
                                                                                          RETURN EQUITY SCUDDER SVL CAPITAL GROWTH
                                                           SCHWAB S&P 500 INDEX PORTFOLIO     FUND             PORTFOLIO
                                                           ---------------------------- -------------- -----------------------------
                                                            --------------------------- -------------- -----------------------------
                                                                2005          2004           2005           2005          2004
                                                            -------------  ------------   ------------  -------------  ------------
                                                            -------------  ------------   ------------  -------------  ------------
                                                                                              (1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)                          $       53,601 $      13,226  $        (422)$          282 $        (505)
    Net realized gain                                            201,025       110,896              4          4,133         1,449
    Change in net unrealized appreciation
       on investments                                            (29,422)      367,771          7,723          9,031        11,401
                                                            -------------  ------------   ------------  -------------  ------------
                                                            -------------  ------------   ------------  -------------  ------------

    Increase in net assets resulting
       from operations                                           225,204       491,893          7,305         13,446        12,345
                                                            -------------  ------------   ------------  -------------  ------------
                                                            -------------  ------------   ------------  -------------  ------------

CONTRACT TRANSACTIONS:
    Purchase payments                                             89,706       554,103              0            751           599
    Redemptions                                                 (215,837)     (441,399)             0        (20,572)       (7,286)
    Transfers, net                                               412,946      (190,312)       267,899         (7,222)       61,197
    Contract maintenance charges                                    (873)         (982)             0            (51)          (42)
    Adjustments to net assets allocated to contracts
       in payout phase                                                 0             0              0              0             0
                                                            -------------  ------------   ------------  -------------  ------------
                                                            -------------  ------------   ------------  -------------  ------------

    Increase (decrease) in net assets resulting from
       contract transactions                                     285,942       (78,590)       267,899        (27,094)       54,468
                                                            -------------  ------------   ------------  -------------  ------------
                                                            -------------  ------------   ------------  -------------  ------------

    Total increase (decrease) in net assets                      511,146       413,303        275,204        (13,648)       66,813

NET ASSETS:
    Beginning of period                                        5,644,517     5,231,214              0        192,081       125,268
                                                            -------------  ------------   ------------  -------------  ------------
                                                            -------------  ------------   ------------  -------------  ------------

    End of period                                         $    6,155,663 $   5,644,517  $     275,204 $      178,433 $     192,081
                                                            =============  ============   ============  =============  ============
                                                            =============  ============   ============  =============  ============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                                  95,809       111,888         25,509             86         7,692
    Units redeemed                                               (76,669)     (117,905)             0         (3,236)         (911)
                                                            -------------  ------------   ------------  -------------  ------------
                                                            -------------  ------------   ------------  -------------  ------------

    Net increase (decrease)                                       19,140        (6,017)        25,509         (3,150)        6,781
                                                            =============  ============   ============  =============  ============
                                                            =============  ============   ============  =============  ============


(1) The portfolio commenced operations on May 2, 2005.

The accompanying notes are an integral part of these financial statements.                                              (Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2005 AND 2004
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                   SCUDDER SVL GROWTH & INCOME  SCUDDER VIT EAFE EQUITY INDEX SCUDDER VIT SMALL CAP
                                                              PORTFOLIO                    FUND                    INDEX FUND
                                                   --------------------------------------------------------------------------------
                                                   ---------------------------  ---------------------------  ----------------------
                                                      2005        2004          2005           2004           2005          2004
                                                   ------------  ----------  ------------   ------------  -------------  -----------
                                                   ------------  ----------  ------------   ------------  -------------  -----------
                                                                                 (1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)                 $       1,423 $      (276)$       6,065  $       4,574 $      (1,659)$      (4,218)
    Net realized gain                                    4,948       6,924        72,385         15,455        98,028       108,174
    Change in net unrealized appreciation
       on investments                                    9,472      21,115       (75,091)        37,317       (85,372)       42,040
                                                   ------------  ----------  ------------   ------------  ------------  ------------
                                                   ------------  ----------  ------------   ------------  ------------  ------------

    Increase in net assets resulting
       from operations                                  15,843      27,763         3,359         57,346        10,997       145,996
                                                   ------------  ----------  ------------   ------------  ------------  ------------
                                                   ------------  ----------  ------------   ------------  ------------  ------------

CONTRACT TRANSACTIONS:
    Purchase payments                                    6,950          48         1,200          8,136         1,622         2,627
    Redemptions                                        (23,380)    (10,503)      (23,285)       (13,873)      (87,541)     (229,461)
    Transfers, net                                       2,226      38,144      (398,236)        72,559      (104,734)     (145,293)
    Contract maintenance charges                           (41)        (24)          (28)           (46)          (64)         (145)
    Adjustments to net assets allocated to contracts
       in payout phase                                       0           0
                                                   ------------  ----------  ------------   ------------  ------------  ------------
                                                   ------------  ----------  ------------   ------------  ------------  ------------

    Increase (decrease) in net assets resulting from
       contract transactions                           (14,245)     27,665      (420,349)        66,776      (190,717)     (372,272)
                                                   ------------  ----------  ------------   ------------  ------------  ------------
                                                   ------------  ----------  ------------   ------------  ------------  ------------

    Total increase (decrease) in net assets              1,598      55,428      (416,990)       124,122      (179,720)     (226,276)

NET ASSETS:
    Beginning of period                                315,354     259,926       416,990        292,868       924,945     1,151,221
                                                   ------------  ----------  ------------   ------------  ------------  ------------
                                                   ------------  ----------  ------------   ------------  ------------  ------------

    End of period                                $     316,952 $   315,354 $           0  $     416,990 $     745,225 $     924,945
                                                   ============  ==========  ============   ============  ============  ============
                                                   ============  ==========  ============   ============  ============  ============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                         1,792       8,843           480         19,707         7,113        13,379
    Units redeemed                                      (3,464)     (5,084)      (46,886)       (11,780)      (20,720)      (41,333)
                                                   ------------  ----------  ------------   ------------  ------------  ------------
                                                   ------------  ----------  ------------   ------------  ------------  ------------

    Net increase (decrease)                             (1,672)      3,759       (46,406)         7,927       (13,607)      (27,954)
                                                   ============  ==========  ============   ============  ============  ============
                                                   ============  ==========  ============   ============  ============  ============


(1) The portfolio ceased operations on July 27, 2005.

The accompanying notes are an integral part of these financial statements.                                               (Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2005 AND 2004
------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                                   VAN KAMPEN  VAN KAMPEN LIT
                                                                                   LIT COMMON    GROWTH &
                                                 UNIVERSAL INSTITUTIONAL FUND U.S.   STOCK        INCOME    WELLS FARGO VT MULTI CAP
                                                       REAL ESTATE PORTFOLIO       PORTFOLIO     PORTFOLIO       VALUE FUND II
                                                 ------------------------------ ------------ ---------------------------------------
                                                  -------------------------  ------------  -------------  --------------------------
                                                     2005         2004          2005           2005          2005           2004
                                                  ------------  -----------  ------------  -------------  ------------  ------------
                                                  ------------  -----------  ------------  -------------  ------------  ------------
                                                                                 (1)           (1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)                $       5,054 $      6,868 $        (264)$          (91)$     (1,945)$       (4,457)
    Net realized gain (loss)                          118,832       68,687           (16)             2       59,160         48,800
    Change in net unrealized appreciation (depreciation)
       on investments                                  77,955      230,563         4,910           (694)       2,452         15,280
                                                  ------------  -----------  ------------  -------------  -----------  -------------
                                                  ------------  -----------  ------------  -------------  -----------  -------------

    Increase (decrease) in net assets resulting
       from operations                                201,841      306,118         4,630           (783)      59,667         59,623
                                                  ------------  -----------  ------------  -------------  -----------  -------------
                                                  ------------  -----------  ------------  -------------  -----------  -------------

CONTRACT TRANSACTIONS:
    Purchase payments                                   8,646        3,315         1,440              0       35,460          2,325
    Redemptions                                       (40,762)     (31,490)            0              0     (136,319)      (213,109)
    Transfers, net                                     79,866       82,021       138,151        149,230      (33,117)       (19,271)
    Contract maintenance charges                         (132)        (121)            0              0          (65)          (109)
    Adjustments to net assets allocated to contracts
       in payout phase                                      0            0
                                                  ------------  -----------  ------------  -------------  -----------  -------------
                                                  ------------  -----------  ------------  -------------  -----------  -------------

    Increase (decrease) in net assets resulting from
       contract transactions                           47,618       53,725       139,591        149,230     (134,041)      (230,164)
                                                  ------------  -----------  ------------  -------------  -----------  -------------
                                                  ------------  -----------  ------------  -------------  -----------  -------------

    Total increase (decrease) in net assets           249,459      359,843       144,221        148,447      (74,374)      (170,541)

NET ASSETS:
    Beginning of period                             1,252,559      892,716             0              0      452,002        622,543
                                                  ------------  -----------  ------------  -------------  -----------  -------------
                                                  ------------  -----------  ------------  -------------  -----------  -------------

    End of period                               $   1,502,018 $  1,252,559 $     144,221 $      148,447 $    377,628 $      452,002
                                                  ============  ===========  ============  =============  ===========  =============
                                                  ============  ===========  ============  =============  ===========  =============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                       11,496       15,188        13,750         13,481        4,134         15,593
    Units redeemed                                     (9,641)     (13,172)         (148)             0      (14,968)       (38,870)
                                                  ------------  -----------  ------------  -------------  -----------  -------------
                                                  ------------  -----------  ------------  -------------  -----------  -------------

    Net increase (decrease)                             1,855        2,016        13,602         13,481      (10,834)       (23,277)
                                                  ============  ===========  ============  =============  ===========  =============
                                                  ============  ===========  ============  =============  ===========  =============


(1) The portfolio commenced operations on May 2, 2005.

The accompanying notes are an integral part of these financial statements.                                               (Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2005 AND 2004
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                  TOTAL VARIABLE ANNUITY-1
                                                                                                    SELECT SERIES ACCOUNT
                                                                                                  ----------------------------
                                                                                                  ----------------------------
                                                                                                      2005           2004
                                                                                                  -------------  -------------
                                                                                                  -------------  -------------


INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income                                                                       $      411,720 $      269,338
    Net realized gain                                                                                1,408,471        415,970
    Change in net unrealized appreciation
       on investments                                                                                  396,822      2,353,489
                                                                                                  -------------  -------------
                                                                                                  -------------  -------------

    Increase in net assets resulting
       from operations                                                                               2,217,013      3,038,797
                                                                                                  -------------  -------------
                                                                                                  -------------  -------------

CONTRACT TRANSACTIONS:
    Purchase payments                                                                                4,778,938      6,330,529
    Redemptions                                                                                     (4,816,450)    (5,154,116)
    Transfers, net                                                                                     243,997        644,897
    Contract maintenance charges                                                                        (6,305)        (6,853)
    Adjustments to net assets allocated to contracts
       in payout phase                                                                                  10,804          9,319
                                                                                                  -------------  -------------
                                                                                                  -------------  -------------

    Increase in net assets resulting from
       contract transactions                                                                           210,984      1,823,776
                                                                                                  -------------  -------------
                                                                                                  -------------  -------------

    Total increase in net assets                                                                     2,427,997      4,862,573

NET ASSETS:
    Beginning of period                                                                             41,398,853     36,536,280
                                                                                                  -------------  -------------
                                                                                                  -------------  -------------

    End of period                                                                               $   43,826,850 $   41,398,853
                                                                                                  =============  =============
                                                                                                  =============  =============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                                                                     2,286,776      1,877,651
    Units redeemed                                                                                  (2,251,631)    (1,715,988)
                                                                                                  -------------  -------------
                                                                                                  -------------  -------------

    Net increase                                                                                        35,145        161,663
                                                                                                  =============  =============
                                                                                                  =============  =============


The accompanying notes are an integral part of these financial statements.                                         (Concluded)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

                                                                        At December 31                      For the year or period
                                                                                                               ended December 31
                                                                        ---------------------------------   ------------------------
                                                                        ---------------------------------   ------------------------
                                                                         Units    Unit Fair     Net Assets
                                                                         (000s)    Value         (000s)   Expense Ratio Total Return
                                                                        -------   --------     ----------   -----------     --------
                                                                        -------   --------     ----------   -----------     --------

AIM V.I. CORE EQUITY PORTFOLIO
   2005                                                                     63    $ 14.73    $       930        0.85 %        2.43 %
   2004                                                                     99    $ 14.38    $     1,437        0.85 %        3.36 %
   2003                                                                    124    $ 13.91    $     1,727        0.85 %       21.56 %
   2002                                                                    134    $ 11.44    $     1,555        0.85 %      (19.83)%
   2001                                                                    156    $ 14.27    $     2,239        0.85 %       (9.76)%
AIM V.I. HIGH YIELD PORTFOLIO
   2005                                                                     18    $ 12.14    $       215        0.85 %        1.85 %
   2004                                                                     26    $ 11.92    $       336        0.85 %        9.94 %
   2003                                                                     72    $ 10.84    $       794        0.85 %       23.98 %
   2002                                                                     57    $  8.75    $       526        0.85 %       (2.13)%
   2001                                                                     65    $  8.94    $       611        0.85 %      (15.68)%
AIM V.I. TECHNOLOGY PORTFOLIO
   2005                                                                    176    $  2.40    $       423        0.85 %        1.27 %
   2004                                                                    181    $  2.37    $       429        0.85 %        3.75 %
   2003                                                                    233    $  2.28    $       533        0.85 %       44.07 %
   2002                                                                    238    $  1.58    $       377        0.85 %      (47.51)%
   2001                                                                    280    $  3.01    $       840        0.85 %      (46.33)%
ALGER AMERICAN GROWTH PORTFOLIO
   2005                                                                     89    $ 16.93    $     1,500        0.85 %       11.09 %
   2004                                                                    116    $ 15.24    $     1,771        0.85 %        4.61 %
   2003                                                                    138    $ 14.57    $     2,005        0.85 %       34.02 %
   2002                                                                    161    $ 10.87    $     1,753        0.85 %      (33.56)%
   2001                                                                    194    $ 16.36    $     3,173        0.85 %      (12.59)%
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
   2005                                                                     16    $ 14.31    $       231        0.85 %        8.90 %
   2004                                                                     18    $ 13.14    $       231        0.85 %       12.09 %
   2003                                                                      6    $ 11.73    $        72        0.85 %       17.26 %
ALLIANCE BERNSTEIN VP UTILITY INCOME PORTFOLIO
   2005                                                                     17    $ 15.09    $       250        0.85 %       15.10 %
   2004                                                                      9    $ 13.11    $       121        0.85 %       23.28 %
   2003                                                                      6    $ 10.64    $        67        0.85 %        6.37 %
ALLIANCE BERNSTEIN WW PRIVATIZATION PORTFOLIO
   2005                                                                     47    $ 12.19    $       578        0.85 %       21.90 %
AMERICAN CENTURY VP BALANCED PORTFOLIO
   2005                                                                     28    $ 12.00    $       334        0.85 %        3.99 %
   2004                                                                     26    $ 11.54    $       304        0.85 %        8.85 %
   2003                                                                     18    $ 10.60    $       188        0.85 %        5.97 %

                                                                                                                         (Continued)
AMERICAN CENTURY VP INTERNATIONAL PORTFOLIO
   2005                                                                     57    $ 14.39    $       815        0.85 %       12.33 %
   2004                                                                     71    $ 12.81    $       907        0.85 %       13.95 %
   2003                                                                     67    $ 11.25    $       754        0.85 %       23.46 %
   2002                                                                     34    $  9.11    $       309        0.85 %      (21.06)%
   2001                                                                     27    $ 11.54    $       314        0.85 %      (29.82)%
AMERICAN CENTURY VP VALUE PORTFOLIO
   2005                                                                     42    $ 13.35    $       555        0.85 %        4.13 %
   2004                                                                     24    $ 12.82    $       305        0.85 %       13.37 %
   2003                                                                     12    $ 11.30    $       141        0.85 %       13.05 %
BARON CAPITAL ASSET FUND
   2005                                                                    102    $ 17.21    $     1,748        0.85 %        2.44 %
   2004                                                                     93    $ 16.80    $     1,557        0.85 %       24.58 %
   2003                                                                    106    $ 13.48    $     1,430        0.85 %       28.92 %
   2002                                                                    110    $ 10.46    $     1,148        0.85 %      (14.89)%
   2001                                                                     76    $ 12.29    $       934        0.85 %       11.35 %
DELAWARE VIP SMALL CAP VALUE PORTFOLIO
   2005                                                                     32    $ 15.54    $       499        0.85 %        8.44 %
   2004                                                                     18    $ 14.33    $       262        0.85 %       20.46 %
   2003                                                                     18    $ 11.89    $       215        0.85 %       18.93 %
DREYFUS GVIT MIDCAP INDEX FUND II
   2005                                                                     28    $ 14.83    $       414        0.85 %       10.92 %
   2004                                                                     23    $ 13.37    $       302        0.85 %       14.53 %
   2003                                                                     25    $ 11.67    $       289        0.85 %       16.72 %
DREYFUS MIDCAP STOCK PORTFOLIO
   2005                                                                     17    $ 14.03    $       235        0.85 %        8.26 %
   2004                                                                     21    $ 12.96    $       272        0.85 %       13.51 %
   2003                                                                     17    $ 11.42    $       195        0.85 %       14.20 %
DREYFUS VIF APPRECIATION PORTFOLIO
   2005                                                                     96    $  9.70    $       935        0.85 %        3.41 %
   2004                                                                    121    $  9.38    $     1,132        0.85 %        4.16 %
   2003                                                                     98    $  9.00    $       879        0.85 %       20.15 %
   2002                                                                     99    $  7.49    $       741        0.85 %      (17.42)%
   2001                                                                     56    $  9.07    $       510        0.85 %      (10.08)%
DREYFUS VIF DEVELOPING LEADERS PORTFOLIO
   2005                                                                      4    $ 13.47    $        55        0.85 %        4.91 %
   2004                                                                      4    $ 12.84    $        57        0.85 %       10.40 %
   2003                                                                      2    $ 11.63    $        27        0.85 %       16.28 %

                                                                                                                         (Continued)
DREYFUS VIF GROWTH & INCOME PORTFOLIO
   2005                                                                     29    $  9.68    $       285        0.85 %        2.54 %
   2004                                                                     21    $  9.44    $       194        0.85 %        6.56 %
   2003                                                                     15    $  8.86    $       133        0.85 %       25.51 %
   2002                                                                     53    $  7.06    $       373        0.85 %      (26.00)%
   2001                                                                     67    $  9.54    $       639        0.85 %       (6.68)%
FEDERATED AMERICAN LEADERS FUND II
   2005                                                                    121    $ 15.75    $     1,943        0.85 %        4.17 %
   2004                                                                    144    $ 15.12    $     2,216        0.85 %        8.85 %
   2003                                                                    143    $ 13.89    $     2,005        0.85 %       26.62 %
   2002                                                                    161    $ 10.97    $     1,810        0.85 %      (20.91)%
   2001                                                                    112    $ 13.87    $     1,602        0.85 %       (5.06)%
FEDERATED CAPITAL INCOME FUND II
   2005                                                                     11    $ 10.98    $       119        0.85 %        5.37 %
   2004                                                                      4    $ 10.42    $        39        0.85 %        9.00 %
   2003                                                                      4    $  9.56    $        43        0.85 %       19.65 %
   2002                                                                      3    $  7.99    $        23        0.85 %      (24.62)%
   2001                                                                      4    $ 10.60    $        44        0.85 %      (14.46)%
FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
   2005                                                                    130    $ 14.91    $     1,934        0.85 %        1.15 %
   2004                                                                    165    $ 14.74    $     2,438        0.85 %        2.73 %
   2003                                                                    169    $ 14.34    $     2,430        0.85 %        1.50 %
   2002                                                                    173    $ 14.13    $     2,447        0.85 %        8.11 %
   2001                                                                    151    $ 13.07    $     1,977        0.85 %        6.09 %
JANUS ASPEN SERIES BALANCED PORTFOLIO
   2005                                                                     40    $ 12.00    $       485        0.85 %        7.05 %
   2004                                                                     43    $ 11.21    $       479        0.85 %        7.61 %
   2003                                                                     12    $ 10.42    $       127        0.85 %        4.21 %
JANUS ASPEN SERIES FLEXIBLE BOND PORTFOLIO
   2005                                                                    116    $ 13.50    $     1,561        0.85 %        1.12 %
   2004                                                                    139    $ 13.35    $     1,852        0.85 %        3.09 %
   2003                                                                    153    $ 12.95    $     1,984        0.85 %        5.49 %
   2002                                                                    182    $ 12.27    $     2,230        0.85 %        9.55 %
   2001                                                                    110    $ 11.20    $     1,229        0.85 %        6.81 %
JANUS ASPEN SERIES GROWTH & INCOME PORTFOLIO
   2005                                                                     62    $ 13.56    $       837        0.85 %       11.42 %
   2004                                                                     38    $ 12.17    $       463        0.85 %       10.99 %
   2003                                                                      8    $ 10.97    $        83        0.85 %        9.65 %

                                                                                                                         (Continued)
JANUS ASPEN SERIES INTERNATIONAL GROWTH PORTFOLIO
   2005                                                                     38    $ 16.51    $       622        0.85 %       31.24 %
   2004                                                                     25    $ 12.58    $       318        0.85 %       17.95 %
   2003                                                                     23    $ 10.67    $       243        0.85 %       33.78 %
   2002                                                                     42    $  7.98    $       333        0.85 %      (26.18)%
   2001                                                                     64    $ 10.81    $       697        0.85 %      (23.93)%
JANUS ASPEN SERIES LARGE CAP GROWTH PORTFOLIO
   2005                                                                     58    $ 13.89    $       808        0.85 %        3.35 %
   2004                                                                     92    $ 13.44    $     1,237        0.85 %        3.63 %
   2003                                                                    118    $ 12.96    $     1,524        0.85 %       30.62 %
   2002                                                                    141    $  9.93    $     1,396        0.85 %      (27.09)%
   2001                                                                    195    $ 13.62    $     2,658        0.85 %      (25.40)%
JANUS ASPEN SERIES WORLDWIDE GROWTH PORTFOLIO
   2005                                                                     87    $ 14.24    $     1,235        0.85 %        4.94 %
   2004                                                                    119    $ 13.57    $     1,618        0.85 %        3.89 %
   2003                                                                    134    $ 13.06    $     1,746        0.85 %       22.95 %
   2002                                                                    168    $ 10.62    $     1,782        0.85 %      (26.15)%
   2001                                                                    198    $ 14.38    $     2,841        0.85 %      (23.13)%
OPPENHEIMER GLOBAL SECURITIES FUND/VA
   2005                                                                    139    $ 16.63    $     2,313        0.85 %       13.28 %
   2004                                                                     71    $ 14.68    $     1,040        0.85 %       18.16 %
   2003                                                                     37    $ 12.42    $       454        0.85 %       24.21 %
PIMCO VIT HIGH YIELD PORTFOLIO
   2005                                                                    101    $ 11.88    $     1,199        0.85 %        3.21 %
   2004                                                                     67    $ 11.51    $       767        0.85 %        8.62 %
   2003                                                                      8    $ 10.59    $        85        0.85 %        5.94 %
PIMCO VIT LOW DURATION PORTFOLIO
   2005                                                                    141    $ 10.04    $     1,420        0.85 %        0.20 %
   2004                                                                    139    $ 10.02    $     1,394        0.85 %        0.99 %
   2003                                                                     55    $  9.92    $       549        0.85 %       (0.77)%
PIMCO VIT TOTAL RETURN PORTFOLIO
   2005                                                                     49    $ 10.06    $       492        0.85 %        0.60 %
PIONEER FUND VCT PORTFOLIO
   2005                                                                      8    $ 12.20    $        96        0.85 %        5.26 %
   2004                                                                      8    $ 11.59    $        98        0.85 %        6.78 %
   2003                                                                     18    $ 10.85    $       200        0.85 %       23.73 %
   2002                                                                     32    $  8.77    $       279        0.85 %      (26.55)%
   2001                                                                     37    $ 11.94    $       440        0.85 %      (10.17)%

                                                                                                                         (Continued)
PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO
   2005                                                                     32    $ 14.13    $       449        0.85 %        5.76 %
   2004                                                                     47    $ 13.36    $       627        0.85 %       21.29 %
   2003                                                                     39    $ 11.01    $       430        0.85 %       41.74 %
   2002                                                                     33    $  7.77    $       259        0.85 %      (38.19)%
   2001                                                                     27    $ 12.57    $       342        0.85 %       18.16 %
PIONEER SMALL CAP VALUE II VCT PORTFOLIO
   2005                                                                     32    $ 16.60    $       532        0.85 %       13.93 %
   2004                                                                     33    $ 14.57    $       476        0.85 %       21.28 %
   2003                                                                     15    $ 12.01    $       183        0.85 %       20.11 %
PRUDENTIAL SERIES FUND EQUITY CLASS II PORTFOLIO
   2005                                                                     47    $ 10.49    $       495        0.85 %       10.07 %
   2004                                                                     26    $  9.53    $       248        0.85 %        8.59 %
   2003                                                                      1    $  8.78    $        11        0.85 %       30.00 %
   2002                                                                      1    $  6.75    $         7        0.85 %      (23.30)%
   2001                                                                      1    $  8.80    $         7        0.85 %      (12.40)%
SCHWAB MARKETTRACK GROWTH PORTFOLIO II
   2005                                                                     93    $ 15.94    $     1,481        0.85 %        4.87 %
   2004                                                                     95    $ 15.20    $     1,445        0.85 %       10.63 %
   2003                                                                    100    $ 13.74    $     1,368        0.85 %       25.90 %
   2002                                                                     98    $ 10.91    $     1,073        0.85 %      (16.14)%
   2001                                                                     48    $ 13.01    $       625        0.85 %       (9.19)%
SCHWAB MONEY MARKET PORTFOLIO
   2005                                                                    482    $ 12.27    $     5,915        0.85 %        1.83 %
   2004                                                                    484    $ 12.05    $     5,829        0.85 %        0.05 %
   2003                                                                    419    $ 12.04    $     5,045        0.85 %       (0.13)%
   2002                                                                    508    $ 12.06    $     6,125        0.85 %        0.50 %
   2001                                                                  1,093    $ 12.00    $    13,120        0.85 %        2.83 %
SCHWAB S&P 500 INDEX PORTFOLIO
   2005                                                                    402    $ 15.31    $     6,156        0.85 %        3.87 %
   2004                                                                    383    $ 14.74    $     5,645        0.85 %        9.60 %
   2003                                                                    389    $ 13.45    $     5,231        0.85 %       27.14 %
   2002                                                                    349    $ 10.58    $     3,687        0.85 %      (23.05)%
   2001                                                                    278    $ 13.75    $     3,825        0.85 %      (12.92)%
SCUDDER DREMAN HIGH RETURN EQUITY FUND
   2005                                                                     26    $ 10.79    $       275        0.85 %        7.90 %

                                                                                                                         (Continued)
SCUDDER SVL CAPITAL GROWTH PORTFOLIO
   2005                                                                     19    $  9.23    $       178        0.85 %        7.95 %
   2004                                                                     22    $  8.55    $       192        0.85 %        7.07 %
   2003                                                                     16    $  7.98    $       125        0.85 %       25.82 %
   2002                                                                     14    $  6.34    $        89        0.85 %      (29.79)%
   2001                                                                     17    $  9.03    $       155        0.85 %      (20.08)%
SCUDDER SVL GROWTH & INCOME PORTFOLIO
   2005                                                                     36    $  8.80    $       317        0.85 %        5.26 %
   2004                                                                     38    $  8.36    $       315        0.85 %        9.23 %
   2003                                                                     34    $  7.66    $       260        0.85 %       25.67 %
   2002                                                                     11    $  6.09    $        66        0.85 %      (23.78)%
   2001                                                                     16    $  7.99    $       129        0.85 %      (12.07)%
SCUDDER VIT SMALL CAP INDEX FUND
   2005                                                                     48    $ 15.51    $       745        0.85 %        3.40 %
   2004                                                                     62    $ 15.00    $       925        0.85 %       16.76 %
   2003                                                                     90    $ 12.85    $     1,151        0.85 %       45.19 %
   2002                                                                     75    $  8.85    $       665        0.85 %      (21.26)%
   2001                                                                     53    $ 11.24    $       591        0.85 %        1.27 %
UNIVERSAL INSTITUTIONAL FUND U.S. REAL ESTATE PORTFOLIO
   2005                                                                     58    $ 26.02    $     1,502        0.85 %       16.06 %
   2004                                                                     56    $ 22.42    $     1,253        0.85 %       35.24 %
   2003                                                                     54    $ 16.58    $       893        0.85 %       36.35 %
   2002                                                                     52    $ 12.16    $       635        0.85 %       (1.62)%
   2001                                                                     27    $ 12.36    $       329        0.85 %       10.14 %
VAN KAMPEN LIT COMMON STOCK PORTFOLIO
   2005                                                                     14    $ 10.60    $       144        0.85 %        6.00 %
VAN KAMPEN LIT GROWTH & INCOME PORTFOLIO
   2005                                                                     13    $ 11.01    $       148        0.85 %       10.10 %
WELLS FARGO VT MULTI CAP VALUE FUND II
   2005                                                                     28    $ 13.34    $       378        0.85 %       15.50 %
   2004                                                                     39    $ 11.55    $       452        0.85 %       15.78 %
   2003                                                                     62    $  9.97    $       623        0.85 %       37.23 %
   2002                                                                     89    $  7.27    $       646        0.85 %      (23.79)%
   2001                                                                     83    $  9.54    $       791        0.85 %        3.24 %

                                                                                                                         (Concluded)